EXECUTION

================================================================================



                                CREDIT AGREEMENT


                          DATED AS OF FEBRUARY 12, 1998


                                      AMONG


                               MITEL CORPORATION,
                                  as Borrower,

                           THE LENDERS LISTED HEREIN,
                                   as Lenders,

                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                   as Advisor, Arranger and Syndication Agent,


                                       and

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                             as Administrative Agent



================================================================================

                                MITEL CORPORATION

                                CREDIT AGREEMENT

                                TABLE OF CONTENTS

                                                                                                    Page
                                                                                                    ----

                                   SECTION 1.
                                  DEFINITIONS......................................................  2
1.1     Certain Defined Terms......................................................................  2
1.2     Accounting Terms; Utilization of GAAP for Purposes of Calculations
        Under Agreement............................................................................ 39
1.3     Other Definitional Provisions and Rules of Construction.................................... 39

                                   SECTION 2.
                      AMOUNTS AND TERMS OF COMMITMENTS AND LOANS................................... 40
2.1     Commitments; Making of Loans; the Register; Optional Notes................................. 40
2.2     Interest on the Loans...................................................................... 48
2.3     Fees....................................................................................... 53
2.4     Repayments, Prepayments and Reductions in Revolving Loan
        Commitments; General Provisions Regarding Payments; Application
        of Proceeds of Collateral and Payments Under Guaranties.................................... 53
2.5     Use of Proceeds............................................................................ 66
2.6     Special Provisions Governing Eurodollar Rate Loans......................................... 67
2.7     Increased Costs; Taxes; Capital Adequacy................................................... 70
2.8     Obligation of Lenders and Issuing Lenders to Mitigate...................................... 72
2.9     Defaulting Lenders......................................................................... 73
2.10    Removal or Replacement of a Lender......................................................... 75
2.11    Certain Provisions Regarding Determination of Dollar Equivalent............................ 76

                                   SECTION 3.
                               LETTERS OF CREDIT................................................... 77
3.1     Issuance of Letters of Credit and Lenders' Purchase of Participations
        Therein.................................................................................... 77
3.2     Letter of Credit Fees...................................................................... 80
3.3     Drawings and Reimbursement of Amounts Paid Under Letters of
        Credit..................................................................................... 81
3.4     Obligations Absolute....................................................................... 85
3.5     Indemnification; Nature of Issuing Lenders' Duties......................................... 86
3.6     Increased Costs and Taxes Relating to Letters of Credit.................................... 87
3.7     Existing Letters of Credit................................................................. 88

                                   SECTION 4.
                   CONDITIONS TO LOANS AND LETTERS OF CREDIT....................................... 88
4.1     Conditions to Term Loans and Initial Revolving Loans and Swing
        Line Loans................................................................................. 88
4.2     Conditions to All Loans....................................................................100
4.3     Conditions to Letters of Credit............................................................101


                                       (i)

                                                                                                   Page
                                                                                                   ----
                                         SECTION 5.
                          COMPANY'S REPRESENTATIONS AND WARRANTIES.................................102
5.1     Organization, Powers, Qualification, Good Standing, Business and
        Subsidiaries...............................................................................102
5.2     Authorization of Borrowing, etc............................................................103
5.3     Financial Condition........................................................................104
5.4     No Material Adverse Change; No Restricted Junior Payments..................................105
5.5     Title to Properties; Liens; Real Property..................................................105
5.6     Litigation; Adverse Facts..................................................................106
5.7     Payment of Taxes...........................................................................106
5.8     Performance of Agreements; Materially Adverse Agreements;
        Material Contracts.........................................................................107
5.9     Governmental Regulation....................................................................107
5.10    Securities Activities......................................................................107
5.11    Employee Benefit Plans.....................................................................108
5.12    Certain Fees...............................................................................109
5.13    Environmental Protection...................................................................109
5.14    Employee Matters...........................................................................110
5.15    Solvency...................................................................................110
5.16    Matters Relating to Collateral.............................................................110
5.17    Related Agreements.........................................................................112
5.18    Employment and Labor Agreements............................................................113
5.19    Disclosure.................................................................................113
5.20    Subsidiary Guarantors......................................................................113

                                         SECTION 6.
                               COMPANY'S AFFIRMATIVE COVENANTS.....................................114
6.1     Financial Statements and Other Reports.....................................................114
6.2     Corporate Existence, etc...................................................................121
6.3     Payment of Taxes and Claims; Tax Consolidation.............................................121
6.4     Maintenance of Properties; Insurance; Application of Net
        Insurance/Condemnation Proceeds............................................................122
6.5     Inspection Rights; Lender Meeting..........................................................124
6.6     Compliance with Laws, etc..................................................................125
6.7     Environmental Review and Investigation, Disclosure, Etc.;
        Company's Actions Regarding Hazardous Materials Activities,
        Environmental Claims and Violations of Environmental Laws..................................125
6.8     Execution of Guaranties and Personal Property Collateral Documents
        by Certain Subsidiaries and Future Subsidiaries............................................128
6.9     Conforming Leasehold Interests; Matters Relating to Additional Real
        Property Collateral........................................................................129
6.10    Certain Post-Closing Matters...............................................................133
6.11    Interest Rate Protection...................................................................134

                                         SECTION 7.
                                COMPANY'S NEGATIVE COVENANTS.......................................134
7.1     Indebtedness...............................................................................134
7.2     Liens and Related Matters..................................................................135
7.3     Investments; Joint Ventures................................................................137
7.4     Contingent Obligations.....................................................................137

                                      (ii)

                                                                                                  Page
                                                                                                  ----

7.5     Restricted Junior Payments.................................................................139
7.6     Financial Covenants........................................................................139
7.7     Restriction on Fundamental Changes; Asset Sales and Acquisitions...........................143
7.8     Consolidated Capital Expenditures..........................................................145
7.9     Restriction on Operating Leases............................................................146
7.10    Sales and Lease-Backs......................................................................146
7.11    Sale or Discount of Receivables............................................................146
7.12    Transactions with Shareholders and Affiliates..............................................147
7.13    Disposal of Subsidiary Stock...............................................................147
7.14    Conduct of Business........................................................................147
7.15    Amendments or Waivers of Related Agreements; Amendments of
        Documents Relating to Subordinated Indebtedness............................................147
7.16    Fiscal Year................................................................................148

                                         SECTION 8.
                                     EVENTS OF DEFAULT.............................................148
8.1     Failure to Make Payments When Due..........................................................148
8.2     Default in Other Agreements................................................................148
8.3     Breach of Certain Covenants................................................................149
8.4     Breach of Warranty.........................................................................149
8.5     Other Defaults Under Loan Documents........................................................149
8.6     Involuntary Bankruptcy; Appointment of Receiver, etc.......................................149
8.7     Voluntary Bankruptcy; Appointment of Receiver, etc.........................................150
8.8     Judgments and Attachments..................................................................150
8.9     Dissolution................................................................................151
8.10    Employee Benefit Plans.....................................................................151
8.11    Material Adverse Effect....................................................................151
8.12    Change in Control..........................................................................151
8.13    Invalidity of Guaranties; Failure of Security; Repudiation of
        Obligations................................................................................152
8.14    Failure to Consummate Acquisition..........................................................152

                                         SECTION 9.
                                           AGENTS..................................................154
9.1     Appointment................................................................................154
9.2     Powers and Duties; General Immunity........................................................156
9.3     Representations and Warranties; No Responsibility For Appraisal of
        Creditworthiness...........................................................................157
9.4     Right to Indemnity.........................................................................158
9.5     Successor Agent............................................................................158
9.6     Collateral Documents and Guaranties........................................................159

                                         SECTION 10.
                                        MISCELLANEOUS..............................................160
10.1    Assignments and Participations in Loans and Letters of Credit..............................160
10.2    Expenses...................................................................................164
10.3    Indemnity..................................................................................165
10.4    Set-Off; Security Interest in Deposit Accounts.............................................166
10.5    Ratable Sharing............................................................................166

                                      (iii)

                                                                                                  Page
                                                                                                  ----

10.6    Amendments and Waivers.....................................................................167
10.7    Independence of Covenants..................................................................168
10.8    Notices....................................................................................168
10.9    Survival of Representations, Warranties and Agreements.....................................169
10.10   Failure or Indulgence Not Waiver; Remedies Cumulative......................................169
10.11   Marshalling; Payments Set Aside............................................................169
10.12   Severability...............................................................................170
10.13   Obligations Several; Independent Nature of Lenders' Rights.................................170
10.14   Headings...................................................................................170
10.15   Applicable Law.............................................................................170
10.16   Successors and Assigns.....................................................................171
10.17   Consent to Jurisdiction and Service of Process.............................................171
10.18   Waiver of Jury Trial.......................................................................172
10.19   Confidentiality............................................................................172
10.20   Judgment Currency..........................................................................173
10.21   Counterparts; Effectiveness................................................................173
10.22   Supremacy of Credit Agreement..............................................................174

        Signature pages .......................................................................    S-1

                                      (iv)

                                    EXHIBITS


I           FORM OF NOTICE OF BORROWING
II          FORM OF NOTICE OF CONVERSION/CONTINUATION
III         FORM OF REQUEST FOR ISSUANCE OF LETTER OF CREDIT
IV          FORM OF TRANCHE A TERM NOTE
V           FORM OF AXEL SERIES B NOTE
VI-A        FORM OF REVOLVING NOTE
VI-B        FORM OF SWING LINE NOTE
VII         FORM OF COMPLIANCE CERTIFICATE
VIII-A      FORM OF OPINION OF RUBIN BAUM LEVIN CONSTANT &
            FRIEDMAN
VIII-B      FORM OF OPINION OF MCCARTHY TETRAULT
VIII-C      FORM OF OPINION OF MORGAN BRUCE
VIII-D      FORM OF OPINION OF LAGERLOF & LEMAN
VIII-E      FORM OF OPINION OF LANG MICHENER
VIII-F      FORM OF OPINION OF NIGEL BENNET
VIII-G      FORM OF OPINION OF DONALD G. MCINTYRE
VIII-H      FORM OF OPINION OF EDWARD J. SILBERHORN
IX          FORM OF OPINION OF O'MELVENY & MYERS LLP
X           FORM OF ASSIGNMENT AGREEMENT
XI          FORM OF AUDITOR'S LETTER
XII         FORM OF FINANCIAL CONDITION CERTIFICATE
XIII        FORM OF COMPANY SECURITY AGREEMENT (CANADA)
XIV         FORM OF DEMAND DEBENTURE (CANADA)
XV          FORM OF DEBENTURE PLEDGE AGREEMENT (CANADA)
XVI         FORM OF DEED OF HYPOTHEC (QUEBEC)
XVII        FORM OF COMPANY MASTER PLEDGE AGREEMENT
XVIII       FORM OF COMPANY PATENT AND TRADEMARK SECURITY
            AGREEMENT (U.S.)
XIX         FORM OF SUBSIDIARY GUARANTY
XX          FORM OF SUBSIDIARY PLEDGE AGREEMENT (U.S.)
XXI         FORM OF SUBSIDIARY SECURITY AGREEMENT (U.S.)
XXII        FORM OF SUBSIDIARY PATENT AND TRADEMARK SECURITY
            AGREEMENT (U.S.)
XXIII       FORM OF MORTGAGE (U.S.)
XXIV        FORM OF GUARANTEE AND DEBENTURE (U.K.)
XXV         FORM OF COMPANY PLEDGE AGREEMENT (U.K.)
XXVI        FORM OF COMPANY PLEDGE AGREEMENT (SWEDEN)
XXVII       FORM OF SUBSIDIARY SECURITY AGREEMENT (SWEDEN)
XXVIII      FORM OF COMPANY SECURITY AGREEMENT (U.S.)
XXIX        FORM OF COPYRIGHT SECURITY AGREEMENT (U.S.)

                                      (v)

                                    SCHEDULES

1.1A        EXISTING LETTERS OF CREDIT
2.1         LENDERS' COMMITMENTS AND PRO RATA SHARES
4.1C        CORPORATE AND CAPITAL STRUCTURE; OWNERSHIP;
            MANAGEMENT
4.1H        CLOSING DATE MORTGAGED PROPERTIES
4.1K        CLOSING DATE ENVIRONMENTAL REPORTS
4.1L        PLESSEY ENTITIES FINANCIAL STATEMENTS
5.1         SUBSIDIARIES OF COMPANY
5.5         REAL PROPERTY
5.6         LITIGATION
5.8         MATERIAL CONTRACTS
5.11        CERTAIN EMPLOYEE BENEFIT PLANS
5.13        ENVIRONMENTAL MATTERS
5.16        INTELLECTUAL PROPERTY AND OTHER COLLATERAL MATTERS
5.18        EMPLOYMENT AGREEMENTS
7.1         CERTAIN EXISTING INDEBTEDNESS
7.2         CERTAIN EXISTING LIENS
7.3         CERTAIN EXISTING INVESTMENTS
7.4         CERTAIN EXISTING CONTINGENT OBLIGATIONS


                                      (vi)

                                MITEL CORPORATION

                                CREDIT AGREEMENT

     This CREDIT AGREEMENT is dated as of February 12, 1998 and entered into by and among MITEL CORPORATION, a corporation organized under the laws of Canada ("Company"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as advisor, arranger and syndication agent (in such capacity, "Syndication Agent"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), and CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as agent for Lenders (in such capacity, "Administrative Agent").

                                 R E C I T A L S

     WHEREAS, on or before the Closing Date (this and other capitalized terms used in these recitals without definition being used as defined in subsection 1.1) Company and/or certain of its Subsidiaries will purchase all of the outstanding capital stock of the Plessey Entities pursuant to the Acquisition Agreement;

     WHEREAS, Lenders have agreed to extend certain credit facilities to Company, the proceeds of which will be used (i) to fund the Acquisition Financing Requirements, and (ii) to provide financing for working capital and other general corporate purposes of Company and its Subsidiaries;

     WHEREAS, Company desires to secure all of the Obligations hereunder and under the other Loan Documents by granting to Administrative Agent, on behalf of Lenders, a first priority Lien on substantially all of its personal property and certain of its real property, including a pledge of all of the capital stock of each of its Subsidiaries; and

     WHEREAS, Company and certain of its Subsidiaries have agreed to guarantee the Obligations hereunder and under the other Loan Documents and to secure their guaranties by granting to Administrative Agent, on behalf of Lenders, a first priority Lien on substantially all of their respective personal property and certain of their respective real property, including a pledge of all of the capital stock of certain of their respective Subsidiaries:

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Company, Lenders and Agents agree as follows:

                                   SECTION 1.
                                   DEFINITIONS

1.1  Certain Defined Terms.

     The following terms used in this Agreement shall have the following meanings:

     "Acquisition" means the transactions contemplated by the Acquisition Agreement.

     "Acquisition Agreement" means collectively, (i) that certain Share Sale and Purchase Agreement dated February 12, 1998 by and among Seller, Mitel Telecom and Company, as guarantor, and the Oldham Agreements (as defined therein), (ii) that certain Disclosure Letter dated February 12, 1998 by Seller to Mitel Telecom, and (iii) that certain Tax Covenant (as defined in the Share Sale and Purchase Agreement set forth in clause (i) above) and (iv) that certain Environmental Deed dated February 12, 1998 between Seller and Mitel Telecom, in each case in the form delivered to Administrative Agent, Syndication Agent and Lenders prior to their execution of this Agreement and as such agreements may be amended from time to time thereafter to the extent permitted under subsection 7.15A.

     "Acquisition Financing Requirements" means the aggregate of all amounts necessary (i) to finance the purchase price payable in connection with the Acquisition, (ii) to refinance certain Indebtedness outstanding under the Existing Credit Agreements, and (iii) to pay Transaction Costs.

     "Adjusted Eurodollar Rate" means, for any Interest Rate Determination Date with respect to an Interest Period for a Eurodollar Rate Loan, the interest rate per annum (rounded upward, if necessary, to the nearest 1/16 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such Interest Period which appears on the Telerate Page 3750 as of 11:00 a.m. (New York time) two Business Days before the first day of such Interest Period; provided, however, that if the rate described above does not appear on the Telerate System on any applicable Interest Rate Determination Date, the Adjusted Eurodollar Rate shall be the rate (rounded upward as described above, if necessary for deposits in U.S. dollars for a period substantially equal to the interest period on the Reuters Page "LIBO" or such other page as may replace the LIBO page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time) two Business Days before the first day of such Interest Period.

     If both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately
11:00 a.m. (New York time) two Business Days before the first day of such Interest Period as selected by the Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for the date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York time) two Business Days before the first day of such

Interest Period. In the event that Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the Adjusted Eurodollar Rate for such Interest Rate cannot be determined.

     In the event that the Board of Governors of the Federal Reserve System shall impose a Eurodollar Rate Reserve Percentage with respect to Eurocurrency Liabilities, the Adjusted Eurodollar Rate for an Interest Period shall be equal to the amount determined above for such Interest Period divided by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period.

     "Administrative Agent" has the meaning assigned to that term in the introduction to this Agreement and also means and includes any successor Administrative Agent appointed pursuant to subsection 9.5A.

     "Affected Lender" has the meaning assigned to that term in subsection 2.6C.

     "Affiliate", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

     "Agent" means,  individually,  each of Syndication Agent and Administrative
Agent,  and  "Agents"  means   Syndication  Agent  and   Administrative   Agent,
collectively.

     "Agreement" means this Credit Agreement dated as of February 12, 1998, as it may be amended, supplemented or otherwise modified from time to time.

                 "Applicable Leverage Ratio" means, with respect to any date of determination, the Consolidated Leverage Ratio set forth in the Pricing Certificate (as defined below) in effect for the Pricing Period (as defined below) in which such date of determination occurs. For purposes of this definition, (i) "Pricing Certificate" means an Officer's Certificate of Company certifying as to the Consolidated Leverage Ratio as of the last day of any Fiscal Quarter and setting forth the calculation of such Consolidated Leverage Ratio in reasonable detail, which Officer's Certificate may be delivered to Administrative Agent at any time on or after the date of delivery by Company of the Compliance Certificate (the "Related Compliance Certificate") with respect to the period ending on the last day of such Fiscal Quarter pursuant to subsection 6.1(iv), and (ii) "Pricing Period" means each period commencing on the first Business Day after the delivery to Administrative Agent of a Pricing Certificate and ending on the first Business Day after the next Pricing Certificate is delivered to Administrative Agent; provided that, anything contained in this definition to the contrary notwithstanding, (a) the first Pricing Period for purposes of calculating the Applicable Leverage Ratio shall commence no earlier than the date which is six months after the Closing Date, and the Pricing Certificate in respect of such first Pricing Period may be delivered at any time on or after such six-month anniversary date and shall relate to the most recent financial statements delivered by Company to Administrative Agent prior to such date pursuant to subsection 6.1(ii) or 6.1(iii), (b) the Applicable Leverage Ratio for the period from the Closing Date to but excluding the date of commencement of such first Pricing Period shall be deemed to be 1.50:1.00 for purposes of making the relevant calculation referred to above, and (c) in the event that, after the commencement of such first Pricing Period, (X) Company fails to deliver a Pricing Certificate to Administrative Agent setting forth the Consolidated Leverage Ratio as of the last day of any Fiscal Quarter on or before the last day on which Company is required to deliver the Related Compliance Certificate (such last day being the "Cutoff Date") and
(Y) Administrative Agent determines (each such determination being an "Agent Determination") on or after the Cutoff Date (on the basis of the Related Compliance Certificate or a Pricing Certificate delivered after the Cutoff Date) that the Applicable Leverage Ratio that would have been in effect if Company had delivered a Pricing Certificate on the Cutoff Date is greater than the Consolidated Leverage Ratio set forth in the most recent Pricing Certificate actually delivered by Company, then (1) the Applicable Leverage Ratio in effect for purposes of making the relevant calculation referred to above for the period from the Cutoff Date to the date of delivery by Company of the next Pricing Certificate (or, if earlier, the next date on which an Agent Determination is made) shall be the Consolidated Leverage Ratio determined pursuant to the Agent Determination and (2) on the first Business Day after Administrative Agent delivers written notice to Company of any Agent Determination, Company shall pay to Administrative Agent, for distribution (as appropriate) to Lenders, an aggregate amount equal to the additional interest and letter of credit fees Company would have been required to pay in respect of all applicable Loans, Letters of Credit or Commitments in respect of which any interest or fees have been paid by Company during the period from the Cutoff Date to the date such notice is given by Administrative Agent to Company if the amount of such interest and fees had been calculated using the Applicable Leverage Ratio based on such Agent Determination.

     "Applicable Base Rate Margin" means (a) for the period from the Closing Date up to (but excluding) the date of commencement of the first Pricing Period, 1.00% per annum for Tranche A Term Loans, 1.25% per annum for AXELs Series B and 1.00% per annum for Revolving Loans, and (b) for any date thereafter, a rate per annum equal to the percentage set forth below opposite the Applicable Leverage Ratio in effect as of such date of determination, any change in any such Applicable Base Rate Margin to be effective on the date of any corresponding change in the Applicable Leverage Ratio.

================================================================================
                              Applicable Base Rate         Applicable Base Rate
      Applicable               Margin for Tranche            Margin for AXELs
    Leverage Ratio                A Term Loans                   Series B
================================================================================
greater than or equal                 1.00%                        1.25%
    to 1.50:1.00
--------------------------------------------------------------------------------
 less than 1.50:1.00                  .75%                         1.25%
 but greater than or
  equal to 1.00:1.00
--------------------------------------------------------------------------------
 less than 1.00:1.00                  .50%                         1.00%
================================================================================

     "Applicable Eurodollar Rate Margin" means (a) for the period from the Closing Date up to (but excluding) the date of commencement of the first Pricing Period, 2.00% per annum for Tranche A Term Loans, 2.25% per annum for AXELs Series B and 2.00% per annum for Revolving Loans, and (b) for any date thereafter, a rate per annum equal to the percentage set forth below opposite the Applicable Leverage Ratio in effect as of such date of determination, any change in any such Applicable Eurodollar Rate Margin to be effective on the date of any corresponding change in the Applicable Leverage Ratio.

================================================================================
                          Applicable Eurodollar Rate      Applicable Eurodollar
      Applicable             Margin for Tranche A            Rate Margin for
    Leverage Ratio                Term Loans                 AXELs Series B
================================================================================
greater than or equal               2.00%                         2.25%
     to 1.50:1.00
--------------------------------------------------------------------------------
 less than 1.50:1.00                1.75%                         2.25%
 but greater than or
  equal to 1.00:1.00
--------------------------------------------------------------------------------
 less than 1.00:1.00                1.50%                         2.00%
================================================================================

     "Asset Sale" means the sale by Company or any of its Subsidiaries to any Person other than Company or any of its wholly-owned Subsidiaries of (i) any of the stock of any of Company's Subsidiaries, (ii) substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or
(iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries (other than (a) inventory sold in the ordinary course of business, (b) any sale of assets in connection with sales and lease-back transactions expressly permitted pursuant to subsection 7.10, and (c) any such other assets to the extent that the aggregate value of such assets sold in any single transaction or related series of transactions is equal to $2,500,000 or less).

     "Assignment Agreement" means an Assignment Agreement in substantially the form of Exhibit X annexed hereto.

     "Auditor's Letter" means a letter, substantially in the form of Exhibit XI annexed hereto, acknowledged and agreed to by Company and Ernst & Young and delivered to Administrative Agent pursuant to subsection 4.1T.

     "AXEL(sm)* Series B" means a Loan made by a Lender to Company pursuant to subsection 2.1A(ii) and "AXELs Series B" means any such Loan or Loans, collectively.

     "AXEL Series B Commitment" means the commitment of a Lender to make an AXEL Series B to Company pursuant to subsection 2.1A(ii), and "AXEL Series B Commitments" means such commitments of all Lenders in the aggregate.

     "AXEL Series B Exposure" means, with respect to any Lender as of any date of determination (i) prior to the funding of the AXELs Series B, that Lender's AXEL Series B Commitment and (ii) after the funding of the AXELs Series B, the outstanding principal amount of the AXELs Series B of that Lender.

     "AXEL Series B Notes" means any promissory notes of Company issued pursuant to subsection 2.1E to evidence the AXELs Series B of any Lenders, substantially in the form of Exhibit V annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

----------
*  AXEL is a registered service mark of Goldman, Sachs & Co.

     "AXEL Series B Lender" means a Lender holding an outstanding AXEL Series B or having an AXEL Series B Commitment, and "AXEL Series B Lenders" means any such Lender or Lenders, collectively.

     "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

     "Base Rate" means, at any time, the higher of (x) the New York Prime Rate or (y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

     "Base Rate Loans" means the portion of a Loan bearing interest from time to time at a rate determined by reference to the Base Rate as provided in subsection 2.2A.

     "Bromont  Property"  has the meaning  assigned  to that term in  subsection
6.10B.

     "Business Day" means (i) any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the Province of Ontario or the State of New York or is a day on which banking institutions located in such province or state are authorized or required by law or other governmental action to close, and (ii) with respect to all notices, determinations, fundings and payments in connection with the Adjusted Eurodollar Rate or any Eurodollar Rate Loans, any day that is a Business Day described in clause (i) above and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

     "Canadian Dollars" and the sign "Cdn.$" means the lawful money of Canada.

     "Canadian Prime Rate" means, at any time, the greater of (i) the per annum rate of interest quoted, published and commonly known as the "prime rate" of the Administrative Agent at its main office in Toronto, Ontario as the reference rate of interest in order to determine interest rates for loans in Canadian Dollars to its Canadian borrowers, adjusted automatically with each quoted or published change in such rate, all without the necessity of any notice to Company or any other Person; and (ii) the sum of (y) the average (rounded upwards if necessary, to the nearest 0.01%, with five-thousandths of 1% being rounded up) of the rates per annum for Canadian Dollar bankers' acceptances having a term of 30 days that appears on the Reuters Screen CDOR Page as of 10:00 a.m. (Toronto time) on the date of determination, as reported by Administrative Agent (and if such screen is not available, any successor or similar service as may be selected by Administrative Agent), and (z) 0.75% per annum.

     "Capital Lease", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

     "Cash" means money, currency or a credit balance in a Deposit Account.

     "Cash Equivalents" means at any date of determination, any of the following so long as the same are not subject to any Lien: (i) bonds, debentures, notes and other evidence of indebtedness issued, guaranteed or insured by the government of Canada or any province, the United States of America or any state, or the United Kingdom, and maturing not more than 365 days after the relevant date; (ii) bonds, debentures, notes and other evidences of indebtedness maturing not more than 265 days after the relevant date and issued, guaranteed or insured by any Person rated A-1, P-1 or R-1 low (or the then equivalent) or better by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Dominion Bond Rating Service respectively; (iii) commercial paper maturing not more than 265 days after the relevant date issued, guaranteed or insured by a Person at arm's length to Company and its Subsidiaries and rated A-1, P-1 or R-1 low (or the then equivalent) or better by S&P, Moody's or Dominion Bond Rating Service, respectively; (iv) certificates of deposit or acceptances with a maturity of 265 days or less of any financial institution that is a bank under the Bank Act (Canada) or that is a member of the Federal Reserve System of the United States of America, having combined capital and surplus and undivided profits of not less than $500,000,000 (or the Equivalent Cdn. $ Amount) and, as applicable, rated at least "A-" by S&P or at least "A3" by Moody's, or at least "A++" by Canadian Bond Rating Service; (v) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or directly, unconditionally and fully guaranteed by the Government of Canada or the United States of America, or issued by any agency thereof (provided that the full faith and credit of Canada or the United States, as the case may be, is pledged in support thereof), in each case maturing within one year from the date of acquisition (provided that the terms of such agreements comply with the guidelines set forth in the Cash and Securities Loan Agreement under Regulation 2200 of the Investment Dealers Association of Canada or the Federal Financial Agreements of Depository Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985, as applicable, or the equivalents thereof from time to time); and (vi) in the case of any Subsidiary of Company organized under the laws of any jurisdiction other than the United States of America or any state, Canada or any province or the United Kingdom, high quality, short-term liquid Investments accorded the highest rating available by any applicable rating service and made by such Subsidiary in the ordinary course of managing its surplus cash position in a manner consistent with past practices.

     "CIBC" has the meaning assigned to that term in the introduction to this Agreement.

     "CIBC Letter of Credit" means the standby letter of credit issued by CIBC to National Westminster Bank on the Closing Date in a stated amount of (pound)41,000,000.

     "Class" means, as applied to Lenders, each of the following three classes of Lenders: (i) Lenders having Tranche A Term Loan Exposure, (ii) Lenders having Revolving Loan Exposure and (iii) Lenders having AXEL Series B Exposure.

     "Closing Date" means the date on or before March 31, 1998, on which the initial Loans are made.

     "Collateral" means, collectively, all of the real, personal and mixed property (including capital stock) in which Liens are purported to be granted pursuant to the Collateral Documents as security for the Obligations.

     "Collateral Documents" means the Company Master Pledge Agreement, the Company Security Agreement (U.S.), the Company Patent and Trademark Security Agreement (U.S.), the Subsidiary Pledge Agreements (U.S.), the Subsidiary Security Agreements (U.S.), the Subsidiary Patent and Trademark Security Agreements (U.S.), the Mortgages, the U.K. Pledge Agreement, the U.K. Guarantee and Debenture, the Copyright Security Agreements (U.S.) and all other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Administrative Agent, on behalf of Lenders, a Lien on any real, personal or mixed property of that Loan Party as security for the Obligations.

     "Commercial Letter of Credit" means any letter of credit or similar instrument issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by Company or any of its Subsidiaries in the ordinary course of business of Company or such Subsidiary.

     "Commitments" means the commitments of Lenders to make Loans as set forth in subsection 2.1A.

     "Company" has the meaning assigned to such term in the introduction to this Agreement.

     "Company Certificate of Designations" means the provisions of Company's Articles of Continuance, as amended through the Closing Date, relating to the Company Preferred Stock, in the form delivered to Syndication Agent and Administrative Agent prior to their execution of this Agreement and as such provisions may be amended from time to time thereafter to the extent permitted under subsection 7.15A.

     "Company Master Pledge Agreement" means the Company Master Pledge Agreement executed and delivered by Company on the Closing Date, substantially in the form of Exhibit XVII annexed hereto.

     "Company Preferred Stock" means Company's Cdn$2.00 Cumulative Redeemable Convertible Preferred Shares 1983 R&D Series (Preferred Shares - R&D Series) issued in accordance with, and subject to terms set forth in, the Company Certificate of Designations.

     "Company Security Agreement (U.S.)" means the Company Security Agreement (U.S.) executed and delivered by Company on the Closing Date, substantially in the form of Exhibit XXVIII annexed hereto.

     "Company Patent and Trademark Security Agreement (U.S.)" means the Company Patent and Trademark Security Agreement executed and delivered by Company on the Closing Date, substantially in the form of Exhibit XVIII annexed hereto.

     "Compliance  Certificate" means a certificate  substantially in the form of
Exhibit VII annexed hereto delivered to Administrative Agent and Lenders by Company pursuant to subsection 6.1(iv).

     "Confidential Information Memorandum" means that certain Confidential Information Memorandum relating to Company and the credit facilities to be provided hereunder dated February, 1998.

     "Conforming Leasehold Interest" means any Recorded Leasehold Interest as to which the lessor has agreed in writing for the benefit of Administrative Agent (which writing has been delivered to Administrative Agent), whether under the terms of the applicable lease, under the terms of a Landlord Consent and Estoppel, or otherwise, to the matters described in the definition of "Landlord Consent and Estoppel," which interest, if a subleasehold or sub-subleasehold interest, is not subject to any contrary restrictions contained in a superior lease or sublease.

     "Consolidated Adjusted EBITDA" means, for any period, the sum of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, and (vi) other non-cash items reducing Consolidated Net Income less other non-cash items increasing Consolidated Net Income, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

     "Consolidated Capital Expenditures" means, for any period, the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Company and its Subsidiaries) by Company and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Company and its Subsidiaries.

     "Consolidated   Cash   Capital   Expenditures"   means,   for  any  period,
Consolidated Capital Expenditures made in cash.

     "Consolidated Cash Interest Expense" means, for any period, Consolidated Interest Expense for such period excluding, however, any interest expense not payable in Cash (including amortization of discount and amortization of debt issuance costs).

     "Consolidated Current Assets" means, as at any date of determination, the total assets of Company and its Subsidiaries on a consolidated basis which may properly be classified as current assets in conformity with GAAP, excluding Cash and Cash Equivalents.

     "Consolidated Current Liabilities" means, as at any date of determination, the total liabilities of Company and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP, excluding the current portions of Funded Debt and Capital Leases.

     "Consolidated Excess Cash Flow" means, for any period, an amount (if positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA and (b) the Consolidated Working Capital Adjustment minus (ii) the sum, without duplication, of the amounts for such period of (a) voluntary and scheduled repayments of Consolidated Total Debt (excluding repayments of Revolving Loans except to the extent the Revolving Loan Commitments are permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such expenditures), (c) Consolidated Cash Interest Expense, (d) cash dividends and other cash distributions on any shares of Company Preferred Stock but only to the extent actually made and only to the extent such dividends or other distributions are permitted pursuant to subsection 7.5 and (e) the provision for current taxes based on income of Company and its Subsidiaries and payable in cash with respect to such period.

     "Consolidated Fixed Charges" means, for any period, the sum (without duplication) of the amounts for such period of (i) Consolidated Cash Interest Expense, (ii) provisions for cash taxes based on income, (iii) scheduled principal payments of all Indebtedness, (iv) Consolidated Cash Capital Expenditures and (v) dividend payments made pursuant to subsection 7.5, all of the foregoing as determined on a consolidated basis for Company and its Subsidiaries in conformity with GAAP.

     "Consolidated Interest Expense" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding, however, any amounts referred to in subsection 2.3 payable to Administrative Agent and Lenders on or before the Closing Date.

     "Consolidated Leverage Ratio" means, (i) as of the last day of the first full Fiscal Quarter following the Closing Date, the ratio of (a) Consolidated Total Debt as of such date to (b) Consolidated Adjusted EBITDA for the Fiscal Quarter period ending on such date multiplied by four, (ii) as of the last day of the first two full Fiscal Quarters following the Closing Date, the ratio of
(a) Consolidated Total Debt as of such date to (b) Consolidated Adjusted EBITDA for the two-Fiscal Quarter period ending on such date multiplied by two, (iii) as of the last day of the first three full Fiscal Quarters following the Closing Date, the ratio of (a) Consolidated Total Debt as of such date to (b) Consolidated Adjusted EBITDA for the three-Fiscal Quarter period ending on such date multiplied by a fraction, the numerator of which is four and the denominator of which is three, and (iv) as of the last day of any Fiscal Quarter thereafter, the ratio of (a) Consolidated Total Debt as of such date to (b) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period ending on such date.

     "Consolidated Net Income" means, for any period, the net income (or loss) of Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Company) in which any other Person (other than Company or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Company or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Company or is merged into or consolidated with Company or any of its Subsidiaries or that Person's assets are acquired by Company or any of its Subsidiaries, (iii) the income of any Subsidiary of Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, and (v) (to the extent not included in clauses (i) through (iv) above) any net extraordinary gains or net non-cash extraordinary losses.

     "Consolidated Net Worth" means, as at any date of determination, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficits) of Company and its Subsidiaries on a consolidated basis determined in conformity with GAAP.

     "Consolidated Rental Payments" means, for any period, the aggregate amount of all rents paid or payable by Company and its Subsidiaries on a consolidated basis during that period under all Operating Leases to which Company or any of its Subsidiaries is a party as lessee (net of sublease income).

     "Consolidated Total Debt" means, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

     "Consolidated Working Capital" means, as at any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities.

     "Consolidated Working Capital Adjustment" means, for any period on a consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.

     "Contingent Obligation", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Hedge Agreements. Contingent Obligations shall include (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

     "Contractual Obligation", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

     "Copyright Security Agreement (U.S.)" means each Copyright Security Agreement (U.S.) executed and delivered by Company and an existing Subsidiary
Guarantor on the Closing Date or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.8, in each case substantially in the form of Exhibit XXIX annexed hereto, and "Copyright Security Agreements (U.S.)" means all such Copyright Security Agreements (U.S.), collectively.

     "Currency Agreement" means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

     "Deposit Account" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

     "Discounted Note Documents" means the Discounted Notes, Discounted Note Terms and Conditions and any other documents or instruments executed in connection therewith.

     "Discounted Notes" means those certain Discounted Notes issued on the Closing Date by Mitel Telecom to Mitel Barbados pursuant to those certain Discounted Note Terms and Conditions, as such notes may be amended, supplemented or otherwise modified from time to time in accordance with subsection 7.15A.

     "Discounted Note Terms and Conditions" means those certain Terms and Conditions for a Discounted Note Program established by Mitel Telecom and as in effect on the Closing Date, as such terms and conditions may be amended, supplemented or otherwise modified from time to time in accordance with subsection 7.15A.

     "Dollars" and the sign "$" mean the lawful money of the United States of America.

     "Eligible Assets" has the meaning assigned to that term in subsection 2.4B(iii)(a).

     "Eligible Assignee" means (1)(A) with respect to the AXELs Series B and the AXEL Series B Commitments, (i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof;
(iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds and lease financing companies; and (B) any Lender and any Affiliate of any Lender and (2)(A) with respect to the Tranche A Term Loans, the Tranche A Term Loan Commitments, the Revolving Loans and the Revolving Loan Commitments, (i) any commercial bank, financial institution or other accredited investor resident in Canada for tax purposes, and (ii) any Lender and any Affiliate of any Lender in each case which is organized under the laws of Canada or a province thereof; provided that no Affiliate of Company shall be an Eligible Assignee; provided further that no "non-resident" of Canada within the meaning of the Income Tax Act (Canada) shall be an Eligible Assignee with respect to the Tranche A Term Loans, the Tranche A Term Loan Commitments, the Revolving Loans and the Revolving Loan Commitments.

     "Employee Benefit Plan" means any U.S. Employee Benefit Plan or any Foreign Employee Benefit Plan.

     "Environmental Claim" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any governmental authority or any other Person, arising (i) pursuant to or in connection with any actual or alleged violation of, or liability under, any Environmental Law, (ii) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or (iii) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

     "Environmental Laws" means any and all current or future statutes, ordinances, orders, rules, regulations, guidance documents, judgments, Governmental Authorizations, or any other requirements of governmental authorities or common law relating to (i) environmental matters, including those relating to any Hazardous Materials Activity, (ii) the generation, use, storage, transportation or disposal of Hazardous Materials, or (iii) occupational safety and health, industrial hygiene, land use or the protection of human, plant or animal health or welfare, ecosystems or water including ground water in any manner applicable to Company or any of its Subsidiaries or any Facility, each as amended or supplemented, any analogous present or future national, regional, European Union, state, provincial, municipal or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

     "Equivalent Cdn. $ Amount" means, at any relevant time, on any day and with respect to any amount of Dollars, the amount of Canadian Dollars which would be required to buy such amount of Dollars at the Bank of Canada noon rate at such time (as quoted or published from time to time by the Bank of Canada).

     "Equivalent U.S. $ Amount" means, on any day with respect to any amount of Canadian Dollars, the amount of Dollars which would be required to buy such amount of Canadian Dollars using the noon rate quoted by the Bank of Canada on that day.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor thereto.

     "ERISA Affiliate" means, as applied to any Person, (i) any corporation which is a member of a controlled group of corporations within the meaning of
Section  414(b) of the  Internal  Revenue Code of which that Person is a member;
(ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member. Any former ERISA Affiliate of Company or any of its Subsidiaries shall continue to be considered an ERISA Affiliate of Company or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Company or such Subsidiary and with respect to liabilities arising after such period for which Company or such Subsidiary could be liable under the Internal Revenue Code or ERISA.

     "ERISA Event" means (i) a "reportable event" within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (ii) the failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan;
(iii)
the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to Section 4063 or 4064 of ERISA; (v) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which might constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (vi) the imposition of liability on Company, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to
Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan if there is any potential liability therefor, or the receipt by Company, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA; (viii) the occurrence of an act or omission which could give rise to the imposition on Company, any of its Subsidiaries or any of their respective ERISA Affiliates of a material amount of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan other than a Multiemployer Plan or the assets thereof, or against Company, any of its Subsidiaries or any of their respective ERISA Affiliates in connection with any Employee Benefit Plan; (x) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) to qualify under Section 401(a) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or
(xi) the imposition of a Lien pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

     "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Eurodollar Rate Loans" means the portion of a Loan bearing interest from time to time at a rate determined by reference to the Adjusted Eurodollar Rate as provided in subsection 2.2A.

     "Eurodollar Rate Reserve Percentage" means, for any Interest Period for all Eurodollar Rate Loans comprising part of the same borrowing, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined) having a term equal to such Interest Period.

     "Event of Default" means each of the events set forth in Section 8.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

     "Exchange Rate" means, on any date when an amount expressed in a currency other than Dollars is to be determined with respect to any Letter of Credit, the nominal rate of exchange of the applicable Issuing Lender in the New York foreign exchange market for the purchase by such Issuing Lender (by cable transfer) of such currency in exchange for Dollars at 12:00 noon (Toronto time) one Business Day prior to such date, expressed as a number of units of such currency per one Dollar.

     "Existing  Credit   Agreements"  means  (i)  the  Revolving  Demand  Credit
(Operating Line) provided by CIBC to Company for general purposes in the aggregate amount of Cdn.$10 million, (ii) the Letter Loan Agreement dated February 22, 1994 among the Company and NBD Bank providing a general operating line of credit in the aggregate amount of US$10 million, and (iii) that certain
(a) bank overdraft facility of approximately (pound)35,000,000, (b) that certain BACS facility of not more than (pound)6,000,000 and (c) that certain foreign exchange line, in each case provided by National Westminster Bank to PSL and as amended prior to the Closing Date.

     "Existing Letters of Credit" means the letters of credit issued by CIBC prior to the Closing Date pursuant to that certain Cdn.$15,000,000 Revolving Demand Credit for Letters of Credit and Guarantees, which letters of credit are listed on Schedule 1.1A annexed hereto and will, as of the Closing Date, be deemed outstanding as Letters of Credit issued pursuant to subsection 3.1A and
3.7 of this Agreement.

     "Facilities" means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Company or any of its Subsidiaries or any of their respective predecessors or Affiliates.

     "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by Administrative Agent.

     "Financial Plan" has the meaning assigned to that term in subsection 6.1(xiii).

     "First Priority" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that (i) such Lien has priority over any other Lien on such Collateral (other than Permitted
Encumbrances) and (ii) such Lien is the only Lien (other than Permitted Encumbrances and Liens permitted pursuant to subsection 7.2) to which such Collateral is subject.

     "Fiscal Quarter" means a fiscal quarter of any Fiscal Year.

     "Fiscal Year" means the fiscal year of Company and its Subsidiaries ending on the last Friday in March of each calendar year. For purposes of this Agreement, any particular Fiscal Year shall be designated by reference to the calendar year in which such Fiscal Year ends.

     "Flood Hazard Property" means a Mortgaged Property located in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards.

     "Foreign Employee Benefit Plan" means any employee benefit plan, agreement, scheme or arrangement (other than a U.S. Employee Benefit Plan) which is or was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates for the benefit of any employee or former employee (or any of their dependents) who is not a citizen or resident of the United States, including, without limitation, any pension, retirement savings, deferred compensation, share option or profit sharing scheme (including without limitation any registered retirement savings plan, deferred profit sharing plan, or registered pension plan maintained contractually or pursuant to any provision of the Income Tax Act of Canada or legislation of Canada or any Province thereof governing any such plan), any health or welfare plan, or any plan, agreement, scheme or arrangement relating to life, medical or similar benefits (whether provided through the purchase of insurance or otherwise).

     "Foreign Benefit Plan Event" means the occurrence of an event, act or omission or the existence of facts or circumstances with respect to a Foreign Employee Benefit Plan resulting in (i) the failure to comply in any material respect with the terms of any Foreign Employee Benefit Plan or relevant applicable law, (ii) the failure timely to make all required contributions, and to pay all required taxes or expenses, to or with respect to any Foreign Employee Benefit Plan in any material amount, (iii) the acceleration of any funding requirements with respect to any Foreign Employee Benefit Plan in any material amount, (iv) the imposition of judgments, damages, awards, liens, fines, penalties, taxes or similar or related charges on any Loan Party or any of its Subsidiaries with respect to a Foreign Employee Benefit Plan in any material amount, or (v) the loss of qualification for beneficial tax treatment under applicable relevant laws for any Foreign Employee Benefit Plan designed or intended to qualify for such beneficial tax treatment.

     "Foreign Pension Plan" means any Foreign Employee Benefit Plan that provides, or is designed to provide, pensions, retirement income, retirement savings or deferred compensation for the benefit of any employee or former employee or any of their dependents.

     "Funded Debt", as applied to any Person, means all Indebtedness of that Person (including any current portions thereof) which by its terms or by the terms of any instrument or agreement relating thereto matures more than one year from, or is directly renewable or extendable at the option of that Person to a date more than one year from (including an option of that Person under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more from), the date of the creation thereof.

     "Funding and Payment Office" means (i) the office of Administrative Agent and Swing Line Lender located at Main Branch Commerce Court, 7th Floor, Toronto,

Ontario or (ii) such other office of Administrative Agent and Swing Line Lender as may from time to time hereafter be designated as such in a written notice delivered by Administrative Agent to Company and each Lender.

     "Funding Date" means the date of the funding of a Loan.

     "GAAP" means, at any time, subject to the limitations on the application thereof set forth in subsection 1.2, accounting principles generally accepted in Canada as recommended in the Handbook of the Canadian Institute of Chartered Accountants at the relevant time applied on a consistent basis (except for changes made with the prior written consent of the Administrative Agent and approved by Company's independent auditors in accordance with promulgations of the Canadian Institute of Chartered Accountants).

     "Governmental Authorization" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any multi-national, national, regional, federal, provincial, European Union, state, municipal or local governmental authority, agency or court.

     "Guaranties" means, collectively, the U.K. Guarantee and Debenture and the Subsidiary Guaranties.

     "Hazardous Materials" means (i) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws); (ii) any oil, petroleum, petroleum fraction or petroleum derived substance; (iii) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iv) any flammable substances or explosives; (v) any radioactive materials; (vi) any asbestos-containing materials; (vii) urea formaldehyde foam insulation; (viii) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls;
(ix) pesticides; and (x) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the health and safety of the owners, occupants or any Persons in the vicinity of any Facility or to the indoor or outdoor environment.

     "Hazardous Materials Activity" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

     "Hedge Agreement" means an Interest Rate Agreement or a Currency Agreement designed to hedge against fluctuations in interest rates or currency values, respectively.

     "Immaterial Subsidiary" means any Subsidiary of Company which is not a Subsidiary Guarantor, or is not required to become a Subsidiary Guarantor pursuant to subsection 6.8.

     "Indebtedness", as applied to any Person, means (i) all indebtedness for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is
(a) due more than six months from the date of incurrence of the obligation in respect thereof or (b) evidenced by a note or similar written instrument, and
(v) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. Obligations under Interest Rate Agreements and Currency Agreements constitute
(X) in the case of Hedge Agreements, Contingent Obligations, and (Y) in all other cases, Investments, and in neither case constitute Indebtedness.

     "Indemnitee" has the meaning assigned to that term in subsection 10.3.

     "Initial Period" means the period commencing on and including the Closing Date and ending on (but excluding) the earlier of (i) the date on which Syndication Agent notifies Company that it has concluded its primary syndication of the Loans and Commitments and (ii) the date which is 60 days after the Closing Date.

     "Intellectual Property" means all patents, trademarks, tradenames, copyrights, technology, know-how and processes used in or necessary for the conduct of the business of Company and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of Company and its Subsidiaries, taken as a whole.

     "Intercompany Note" has the meaning assigned to that term in subsection 7.1 and includes the Discounted Notes and any notes issued pursuant to the IntraGroup Loan Agreement.

     "Interest Payment Date" means (i) with respect to any Base Rate Loan or Swing Line Loan, the first calendar day of each month of each year, commencing on the first such date to occur after the Closing Date, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of six months, "Interest Payment Date" shall also include the date that is three months after the commencement of such Interest Period.

     "Interest Period" has the meaning assigned to that term in subsection 2.2B.

     "Interest Rate Agreement" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Company or any of its Subsidiaries is a party.

     "Interest Rate Determination Date" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended to the date hereof and from time to time hereafter, and any successor statute.

     "IntraGroup Loan Agreement" means the IntraGroup Loan Agreement dated as of the Closing Date between Mitel Telecom and Company relating to intercompany loans among the foregoing entities, as such agreement may be amended, supplemented or otherwise modified from time to time to add additional Subsidiaries as parties thereto pursuant to subsection 6.8A and otherwise in accordance with subsection 7.15A.

     "Inventory" means, with respect to any Person as of any date of determination, all goods, merchandise and other personal property which are then held by such Person for sale or lease, including raw materials and work in process.

     "Investment" means (i) any direct or indirect purchase or other acquisition by Company or any of its Subsidiaries of, or of a beneficial interest in, any Securities of any other Person (including any Subsidiary of Company), (ii) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Company from any Person other than Company or any of its Subsidiaries, of any equity Securities of such Subsidiary, (iii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Company or any of its Subsidiaries to any other Person, including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business, or (iv) Interest Rate Agreements or Currency Agreements not constituting Hedge Agreements. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

     "IP Collateral" means, collectively, the Collateral under the Company Patent and Trademark Security Agreement (U.S.), the Subsidiary Patent and Trademark Security Agreements (U.S.), the Copyright Security Agreement (U.S.) and any similar Collateral under any of the other Collateral Documents.

     "Issuing Lender" means, with respect to any Letter of Credit (including any Existing Letter of Credit), the Lender which agrees or is otherwise obligated to issue such Letter of Credit, determined as provided in subsection 3.1B(ii).

     "Joint Venture" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership, limited liability company or other legal form; provided that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

     "Landlord Consent and Estoppel" means, with respect to any Leasehold Property (other than any Leasehold Property located in the United Kingdom), a letter, certificate or other instrument in writing from the lessor under the related lease, satisfactory in form and substance to Administrative Agent, pursuant to which such lessor agrees, for the benefit of Administrative Agent,
(i) that without any further consent of such lessor or any further action on the part of the Loan Party holding such Leasehold Property, such Leasehold

Property may be encumbered pursuant to a Mortgage and may be assigned to the purchaser at a foreclosure sale or in a transfer in lieu of such a sale (and to a subsequent third party assignee if Administrative Agent, any Lender, or an Affiliate of either so acquires such Leasehold Property), (ii) that such lessor shall not terminate such lease as a result of a default by such Loan Party thereunder without first giving Administrative Agent notice of such default and at least 30 days (or, if such default cannot reasonably be cured by Administrative Agent within such period, such longer period as may reasonably be required) to cure such default, (iii) to the matters contained in a collateral access agreement in a form and substance reasonably satisfactory to Administrative Agent, and (iv) to such other matters relating to such Leasehold Property as Administrative Agent may reasonably request.

     "Leasehold Property" means any leasehold interest of any Loan Party as lessee under any lease of real property, other than any such leasehold interest designated from time to time by Administrative Agent in its sole discretion as not being required to be included in the Collateral.

     "Lender" and "Lenders" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1; provided that the term "Lenders", when used in the context of a particular Commitment, shall mean Lenders having that Commitment.

     "Lender Counterparties" means, collectively, the Lenders party from time to time to any Hedge Agreement with Company.

     "Lender Hedge Agreements" means, collectively, the Hedge Agreements entered into from time to time by Company and one or more Lenders.

     "Letter of Credit" or "Letters of Credit" means Commercial Letters of Credit and Standby Letters of Credit issued or to be issued by Issuing Lenders for the account of Company pursuant to subsection 3.1, including the Existing Letters of Credit.

     "Letter of Credit Usage" means, as at any date of determination, the sum of
(i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus (ii) the aggregate amount of all drawings under Letters of Credit honored by Issuing Lenders and not theretofore reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B). For purposes of this definition, any amount described in clause (i) or
(ii) of the preceding sentence which is denominated in a currency other than Dollars shall be valued based on the applicable Exchange Rate for such currency as of the applicable date of determination.

     "Lien" means any lien, mortgage, pledge, assignment, security interest, hypothec charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

     "Loan" or "Loans" means one or more of the Tranche A Term Loans, AXELs Series B, Revolving Loans or any combination thereof.

     "Loan  Documents"  means this Agreement,  the Notes,  the Letters of Credit

(and any applications for, or reimbursement agreements or other documents or certificates executed by Company in favor of an Issuing Lender relating to, the Letters of Credit), the Guaranties and the Collateral Documents.

     "Loan Party" means each of Company and any of Company's Subsidiaries from time to time executing a Loan Document, and "Loan Parties" means all such Persons, collectively; provided that, for purposes of Section 5 hereof, "Loan Party" and "Loan Parties" shall include the U.K. Plessey Entities.

     "Margin Stock" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

     "Material Adverse Effect" means (i) a material adverse effect upon the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company and its Subsidiaries taken as a whole, or (ii) the impairment of the ability of any Loan Party to perform, or of Administrative Agent or Lenders to enforce, the Obligations.

     "Material Contract" means any contract or other arrangement to which Company or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could have a Material Adverse Effect.

     "Material Leasehold Property" means a Leasehold Property reasonably determined by Administrative Agent to be of material value as Collateral or of material importance to the operations of Company or any of its Subsidiaries; provided, however, that, excepting any such Leasehold Properties set forth on
Schedule 4.1H annexed hereto, no Leasehold Property with respect to which the aggregate amount of all rents payable during any one Fiscal Year does not exceed $1,000,000 (or its equivalent in any other currency) shall be a "Material Leasehold Property".

     "Material Subsidiary" means Mitel Telecom, Mitel AB, Mitel, Inc., PSL and any other Subsidiary of Company which, together with its consolidated Subsidiaries, has (i) revenues which represent more than 10% of the revenues of Company and its Subsidiaries on a consolidated basis, or (ii) assets which represent more than 10% of the assets of the Company and its Subsidiaries on a consolidated basis; provided, however, that "Material Subsidiary" shall not include Mitel Barbados to the extent that the representation of Company contained in subsection 5.20 is true and correct.

     "MEDL" means Marconi Electronic Devices Limited, a company incorporated under the laws of England and Wales.

     "Mitel AB" means Mitel Semiconductors AB, a corporation organized under the laws of Sweden.

     "Mitel Barbados" means Mitel (Barbados) Ltd., a corporation organized under the laws of Barbados.

     "Mitel Telecom" means Mitel Telecom Limited, a company incorporated under the laws of England and Wales.

     "Mortgage" means (i) a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by any Loan Party, substantially in the form of Exhibit XXIII annexed hereto or in such other form as may be approved by Administrative Agent in its sole discretion, in each case with such changes thereto as may be recommended by Administrative Agent's local counsel based on local laws or customary local mortgage or deed of trust practices, or (ii) at Administrative Agent's option, in the case of an Additional Mortgaged Property (as defined in subsection 6.9), an amendment to an existing Mortgage, in form satisfactory to Administrative Agent, adding such Additional Mortgaged Property to the Real Property Assets encumbered by such existing Mortgage, in either case as such security instrument or amendment may be amended, supplemented or otherwise modified from time to time. "Mortgages" means all such instruments, including the Closing Date Mortgages (as defined in subsection 4.1H) and any Additional Mortgages (as defined in subsection 6.9), collectively.

     "Mortgaged Property" means a Closing Date Mortgaged Property (as defined in subsection 4.1H) or an Additional Mortgaged Property (as defined in subsection 6.9).

     "Multiemployer Plan" means any U.S. Employee Benefit Plan which is a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

     "Net Asset Sale Proceeds" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale, net of any bona fide direct costs incurred in connection with such Asset Sale, including (i) income taxes reasonably estimated to be actually payable within two years of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale
(ii) value added taxes imposed by applicable law and (iii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale.

     "Net Insurance/Condemnation Proceeds" means any Cash payments or proceeds received by Company or any of its Subsidiaries (i) under any business interruption or casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any actual and reasonable documented costs incurred by Company or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Company or such Subsidiary in respect thereof.

     "New York Prime Rate" means the rate that CIBC announces from time to time as its prime lending rate for Loans in Dollars to United States borrowers, as in effect from time to time. The New York Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. CIBC or any other Lender may make commercial loans or other loans at rates of interest at, above or below the New York Prime Rate.

     "Notes" means one or more of the Tranche A Term Notes, AXEL Series B Notes, Revolving Notes or any combination thereof.

     "Notice of Borrowing" means a notice substantially in the form of Exhibit I annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

     "Notice of Conversion/Continuation" means a notice substantially in the form of Exhibit II annexed hereto delivered by Company to Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

     "Obligations" means all obligations of every nature of each Loan Party from time to time owed to Agents, Lenders or any of them under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnification or otherwise.

     "Officers' Certificate" means, as applied to any corporation, a certificate executed on behalf of such corporation by its chairman of the board (if an officer) or its president or one of its vice presidents and by its chief financial officer or its treasurer; provided that every Officers' Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer or officers making or giving such Officers' Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto,
(ii) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

     "Operating Lease" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

     "Pension Plan" means any U.S. Pension Plan or any Foreign Pension Plan.

     "Permitted Acquisition" means, from and after the Closing Date, any acquisition by Company or any of its Subsidiaries of an equity interest in, or all or substantially all of the assets of, or any smaller portion that constitutes an operating unit, business unit, technology unit or division of, any Person as permitted pursuant to subsection 7.7(v).

     "Permitted Encumbrances" means the following types of Liens (excluding any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA, any such Lien relating to or imposed in connection with any Environmental Claim, and any such Lien expressly prohibited by any applicable terms of any of the Collateral Documents):

          (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3;

          (ii) statutory Liens of landlords, statutory Liens of banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (a) for amounts not yet overdue or (b) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of 5 days) are being contested in good faith by appropriate proceedings, so long as (1) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (2) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

          (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

          (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 8.8;

          (v) leases or subleases granted to third parties in accordance with any applicable terms of the Collateral Documents and not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or resulting in a material diminution in the value of any Collateral as security for the Obligations;

          (vi) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries or result in a material diminution in the value of any Collateral as security for the Obligations;

          (vii) any (a) interest or title of a lessor or sublessor under any lease permitted by subsection 7.9, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (b), so long as the holder of such restriction or encumbrance agrees to recognize the rights of such lessee or sublessee under such lease;

          (viii) Liens arising from filing UCC financing statements relating solely to leases permitted by this Agreement;

          (ix) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (x) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

          (xi) Liens against owners' or sublessors' interest in any Leasehold Property;

          (xii) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Company and its Subsidiaries; and

          (xiii) licenses of patents, trademarks and other intellectual property rights granted by Company or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Company or such Subsidiary.

     "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

     "Pledged Collateral" means, collectively, the "Pledged Collateral" as defined in the Company Master Pledge Agreement and the Subsidiary Pledge Agreements (U.S.) and any other share certificates, promissory notes or under instruments pledged to Administrative Agent pursuant to the Collateral Documents.

     "Plessey Entities" means, collectively, each of PSL, MEDL, AEI Semiconductors Limited and GEC Plessey Semiconductors Inc. (to be renamed Mitel Semiconductor Americas Inc. as of the Closing Date) which companies and their respective Subsidiaries are to be acquired by Company from Seller pursuant to the Acquisition Agreement.

     "Potential Event of Default" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

     "Pro Rata Share" means (i) with respect to all payments, computations and other matters relating to the Tranche A Term Loan Commitments or the Tranche A Term Loan of any Lender, the percentage obtained by dividing (x) the Tranche A Term Loan Exposure of that Lender by (y) the aggregate Tranche A Term Loan Exposure of all Lenders, (ii) with respect to all payments, computations and other matters relating to the AXEL Series B Commitments or the AXEL Series B of any Lender, the percentage obtained by dividing (x) the AXEL Series B Exposure of that Lender by (y) the aggregate AXEL Series B Exposure of all Lenders, (iii) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender or any participations in any Swing Line Loans purchased by any Lender, the percentage obtained by dividing (x) the Revolving Loan Exposure of that Lender by (y) the aggregate Revolving Loan Exposure of all Lenders, and (iv) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Tranche A Term Loan Exposure of that Lender plus the AXEL Series B Exposure of that Lender plus the Revolving Loan Exposure of that Lender by (y) the sum of the aggregate Tranche A Term Loan Exposure of all Lenders plus the aggregate AXEL Series B Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender for purposes of each of clauses (i), (ii), (iii) and (iv) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed hereto.

     "PSL" means Plessey Semiconductors Limited, a company incorporated under the laws of England and Wales.

     "PTO" means the United States Patent and Trademark Office or any successor or substitute office in which filings are necessary or, in the opinion of Administrative Agent, desirable in order to create or perfect Liens on any IP Collateral.

     "Recorded Leasehold Interest" means a Leasehold Property with respect to which a Record Document (as hereinafter defined) has been recorded in all places necessary or desirable, in Administrative Agent's reasonable judgment, to give constructive notice of such Leasehold Property to third-party purchasers and encumbrancers of the affected real property. For purposes of this definition, the term "Record Document" means, with respect to any Leasehold Property, (a) the lease evidencing such Leasehold Property or a memorandum thereof, executed and acknowledged by the owner of the affected real property, as lessor, or (b) if such Leasehold Property was acquired or subleased from the holder of a Recorded Leasehold Interest, the applicable assignment or sublease document, executed and acknowledged by such holder, in each case in form sufficient to give such constructive notice upon recordation and otherwise in form reasonably satisfactory to Administrative Agent.

     "Real Property Asset" means, at any time of determination, any interest then owned by any Loan Party in any real property.

     "Register" has the meaning assigned to that term in subsection 2.1D.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Reimbursement Date" has the meaning assigned to that term in subsection 3.3B.

     "Refunded Swing Line Loans" has the meaning assigned to that term in subsection 2.1A(iv).

     "Related Agreements" means, collectively, the Acquisition Agreement, the IntraGroup Loan Agreement and the Discounted Note Documents.

     "Release" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

     "Request for Issuance of Letter of Credit" means a notice substantially in the form of Exhibit III annexed hereto delivered by Company to Administrative Agent pursuant to subsection 3.1B(i) with respect to the proposed issuance of a Letter of Credit.

     "Requisite Class Lenders" means, at any time of determination (i) for the Class of Lenders having Tranche A Term Loan Exposure, Lenders having or holding at least 51% of the aggregate Tranche A Term Loan Exposure of all Lenders, (ii) for the Class of Lenders having Revolving Loan Exposure, Lenders having or holding at least 51% of the aggregate Revolving Loan Exposure of all Lenders and
(iii) for the Class of Lenders having AXEL Series B Exposure, Lenders having or holding at least 51% of the aggregate AXEL Series B Exposure of all Lenders.

     "Requisite Lenders" means Lenders having or holding at least 51% of the sum of the aggregate Tranche A Term Loan Exposure of all Lenders plus the aggregate AXEL Series B Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders; provided, however, that during the period commencing on the Closing Date and continuing until such time as GSCP and Goldman Sachs Canada Credit Partners Co., collectively hold less than 51% of the sum of the aggregate Tranche A Term Loan Exposure of all Lenders plus the aggregate AXEL Series B Exposure of all Lenders plus the aggregate Revolving Loan Exposure of all Lenders, "Requisite Lenders" shall mean all Lenders.

     "Restricted Junior Payment" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Company now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Company now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Company now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to, any Subordinated Indebtedness.

     "Revolving Loan Commitment" means the commitment of a Lender to make Revolving Loans to Company pursuant to subsection 2.1A(iii), and "Revolving Loan Commitments" means such commitments of all Lenders in the aggregate.

     "Revolving Loan Commitment Termination Date" means February 12, 2003.

     "Revolving Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (b) in the event that Lender is an Issuing Lender, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or any unreimbursed drawings thereunder) plus (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit plus (d) in the case of Swing Line Lender, the aggregate outstanding principal amount of all Swing Line Loans (net of any participations therein purchased by other Lenders) plus (e) the aggregate amount of all participations purchased by that Lender in any outstanding Swing Line Loans.

     "Revolving Loans" means the Loans made by Lenders to Company pursuant to subsection 2.1A(iii).

     "Revolving Notes" means any promissory notes of Company issued pursuant to subsection 2.1E to evidence the Revolving Loans of any Lenders, substantially in the form of Exhibit VI annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

     "Securities" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

     "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor statute.

     "Seller" means The General Electric Company, P.L.C., a company organized under the laws of England and Wales.

     "Solvent" means, with respect to any Person, that as of the date of determination both (A) (i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including contingent liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

     "Standby Letter of Credit" means any standby letter of credit or similar instrument issued for the purpose of supporting (i) Indebtedness of Company or any of its Subsidiaries in respect of industrial revenue or development bonds or financings, (ii) workers' compensation liabilities of Company or any of its Subsidiaries, (iii) the obligations of third party insurers of Company or any of its Subsidiaries arising by virtue of the laws of any jurisdiction requiring third party insurers, (iv) obligations with respect to Capital Leases or Operating Leases of Company or any of its Subsidiaries, and (v) performance, payment, deposit or surety obligations of Company or any of its Subsidiaries, in any case if required by law or governmental rule or regulation or in accordance with custom and practice in the industry; provided that Standby Letters of Credit may not be issued for the purpose of supporting (a) trade payables or (b) any Indebtedness constituting "antecedent debt" (as that term is used in Section 547 of the Bankruptcy Code).

     "Subordinated Indebtedness" means any Indebtedness of Company subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to Administrative Agent and Requisite Lenders.

     "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

     "Subsidiary Guarantor" means any Subsidiary of Company that executes and delivers a counterpart to any Guaranty on the Closing Date or from time to time thereafter pursuant to subsection 6.8.

     "Subsidiary Guaranty" means the Subsidiary Guaranty executed and delivered by existing Subsidiaries of Company on the Closing Date and to be executed and delivered by additional Subsidiaries of Company from time to time thereafter in accordance with subsection 6.8, substantially in the form of Exhibit XIX annexed hereto.

     "Subsidiary Pledge Agreement (U.S.)" means each Subsidiary Pledge Agreement (U.S.) executed and delivered by an existing Subsidiary Guarantor on the Closing Date or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.8, in each case substantially in the form of Exhibit XX annexed hereto, and "Subsidiary Pledge Agreements (U.S.)" means all such Subsidiary Pledge Agreements, collectively.

     "Subsidiary Patent and Trademark Security Agreement (U.S.)" means each Subsidiary Patent and Trademark Security Agreement (U.S.) executed and delivered by an existing Subsidiary Guarantor on the Closing Date or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.8, in each case substantially in the form of
Exhibit XXII annexed  hereto,  and  "Subsidiary  Patent and  Trademark  Security
Agreements (U.S.)" means all such Subsidiary Patent and Trademark Security Agreements (U.S.), collectively.

     "Subsidiary Security Agreement (U.S.)" means each Subsidiary Security Agreement (U.S.) executed and delivered by an existing Subsidiary Guarantor on the Closing Date or executed and delivered by any additional Subsidiary Guarantor from time to time thereafter in accordance with subsection 6.8, in each case substantially in the form of Exhibit XXI annexed hereto, and "Subsidiary Security Agreements (U.S.)" means all such Subsidiary Security Agreements (U.S.), collectively.

     "Supplemental Collateral Agent" has the meaning assigned to that term in subsection 9.1D.

     "Swing Line Lender" means CIBC, or any Person serving as a successor Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

     "Swing Line Loan  Commitment"  means the commitment of Swing Line

Lender to make Swing Line Loans to Company pursuant to subsection 2.1A(iv).

     "Swing Line Loans" means the Loans made by Swing Line Lender to Company pursuant to subsection 2.1A(iv).

     "Swing Line Note" means any promissory note of Company issued pursuant to subsection 2.1E to evidence the Swing Line Loans of Swing Line Lender, substantially in the form of Exhibit VI-B annexed hereto, as it may be amended, supplemented or otherwise modified from time to time.

     "Syndication   Agent"  has  the  meaning  assigned  to  that  term  in  the introduction to this Agreement.

     "Tax" or "Taxes" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed and all related liabilities.

     "Term Loans" means, collectively, the Tranche A Term Loans and the AXELs Series B.

     "Term Notes" means, collectively, the Tranche A Term Notes and the AXEL Series B Notes.

     "Title Company" means, collectively, Chicago Title Insurance Company, Ticor Title Insurance Company and/or one or more other title insurance companies reasonably satisfactory to Administrative Agent.

     "Total Utilization of Revolving Loan Commitments" means, as at any date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the applicable Issuing Lender for any amount drawn under any Letter of Credit but not yet so applied) plus (ii) the Equivalent U.S. $ Amount of the aggregate principal amount of all outstanding Swing Line Loans plus (iii) the Letter of Credit Usage.

     "Tranche A Term Loan Commitment" means the commitment of a Lender to make a Tranche A Term Loan to Company pursuant to subsection 2.1A(i), and "Tranche A Term Loan Commitments" means such commitments of all Lenders in the aggregate.

     "Tranche A Term Loan Exposure" means, with respect to any Lender as of any date of determination (i) prior to the funding of the Tranche A Term Loans, that Lender's Tranche A Term Loan Commitment and (ii) after the funding of the Tranche A Term Loans, the outstanding principal amount of the Tranche A Term Loan of that Lender.

     "Tranche A Term Loans" means the Loans made by Lenders to Company pursuant to subsection 2.1A(i).

     "Tranche A Term Notes" means any promissory notes of Company issued pursuant to subsection 2.1E to evidence the Tranche A Term Loans of any Lenders, substantially in the form of Exhibit IV annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

     "Transaction Costs" means the fees, costs and expenses payable by Company on or before the Closing Date in connection with the transactions contemplated by the Loan Documents and the Related Agreements.

     "UCC" means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

     "U.K. Guaranty and Debenture" means the Guarantee and Debenture (U.K.) executed and delivered by Mitel Telecom on the Closing Date and to be executed and delivered by additional U.K. Subsidiaries of Company from time to time thereafter in accordance with subsection 6.8, substantially in the form of
Exhibit XXIV annexed hereto.

     "U.K. Pledge Agreement" means the Company Pledge Agreement (U.K.) executed and delivered by Company on the Closing Date, substantially in the form of
Exhibit XXV annexed hereto.

     "U.K. Plessey Entities" means PSL, AEI Semiconductors Limited, MEDL, UK Cablevision Limited and GEC Plessey Semiconductor Overseas Limited, each a U.K. Subsidiary of Company after giving effect to the Acquisition.

     "U.K. Subsidiary" means each Subsidiary of Company incorporated under the laws of England and Wales, Scotland or Northern Ireland.

     "U.S. Employee Benefit Plan" means any "employee benefit plan" as defined in Section 3(3) of ERISA which is or was maintained or contributed to by Company, any of its Subsidiaries or any of their respective ERISA Affiliates, which is not exempted by Section 4(b)(4) of ERISA.

     "U.S. GAAP" means, subject to the limitations on the application thereof set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

     "U.S. Pension Plan" means any U.S. Employee Benefit Plan, other than a Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

1.2 Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement.

     Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Company to Lenders pursuant to clauses (i), (ii), (iii) and (xiii) of subsection 6.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in subsection 6.1(v)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in subsection 5.3.

1.3  Other Definitional Provisions and Rules of Construction.

     A. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

     B. References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

     C. The use herein of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

     D. Each reference herein to any Loan Document (including to any such Loan Document as it may be separately defined herein) shall be deemed to include a reference to such document as it may be amended, supplemented or otherwise modified from time to time.

                                   SECTION 2.
                   AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1  Commitments; Making of Loans; the Register; Optional Notes.

     A. Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, each Lender hereby severally agrees to make the Loans described in subsections 2.1A(i), 2.1A(ii) and 2.1A(iii) and Swing Line Lender hereby agrees to make the Loans described in subsection 2.1A(iv).

          (i) Tranche A Term Loans. Each Lender severally agrees to lend to Company on the Closing Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche A Term Loan Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's Tranche A

     Term Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the Tranche A Term Loan Commitments is $85,000,000; provided that the Tranche A Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Tranche A Term Loan Commitments pursuant to subsection 10.1B. Each Lender's Tranche A Term Loan Commitment shall expire immediately and without further action on February 20, 1998 if the Tranche A Term Loans are not made on or before that date. Company may make only one borrowing under the Tranche A Term Loan Commitments. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

          (ii) AXELs Series B. Each Lender severally agrees to lend to Company on the Closing Date an amount not exceeding its Pro Rata Share of the aggregate amount of the AXEL Series B Commitments to be used for the purposes identified in subsection 2.5A. The amount of each Lender's AXEL Series B Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate amount of the AXEL Series B Commitments is $150,000,000; provided that the AXEL Series B Commitments of Lenders shall be adjusted to give effect to any assignments of the AXEL Series B Commitments pursuant to subsection 10.1B. Each Lender's AXEL Series B Commitment shall expire immediately and without further action on February 20, 1998 if the AXELs Series B are not made on or before that date. Company may make only one borrowing under the AXEL Series B Commitments. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

          (iii) Revolving Loans. Each Lender severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments to be used for the purposes identified in subsection 2.5B. The original amount of each Lender's Revolving Loan Commitment is set forth opposite its name on Schedule 2.1 annexed hereto and the aggregate original amount of the Revolving Loan Commitments is $75,000,000; provided that the Revolving Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; and provided, further that the amount of the Revolving Loan
     Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsections 2.4B(ii) and 2.4B(iii). Each Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date; provided that each Lender's Revolving Loan Commitment shall expire immediately and without further action on February 20, 1998 if the Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(iii) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

          Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

          (iv) Swing Line Loans. Swing Line Lender hereby agrees, subject to the limitations set forth below with respect to the maximum amount of Swing Line Loans permitted to be outstanding from time to time, to make a portion of the Revolving Loan Commitments available to Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date by making Swing Line Loans to Company in an aggregate amount not exceeding the amount of the Swing Line Loan Commitment to be used for the purposes identified in subsection 2.5B, notwithstanding the fact that such Swing Line Loans, when aggregated with Swing Line Lender's outstanding Revolving Loans and Swing Line Lender's Pro Rata Share of the Letter of Credit Usage then in effect, may exceed Swing Line Lender's Revolving Loan Commitment; provided, however, that, upon receipt by Swing Line Lender of a notice from Administrative Agent that one or more of the applicable conditions specified in subsection 4.1 or 4.2 are not then satisfied, no further Swing Line Loans shall be made. The original amount of the Swing Line Loan Commitment is Cdn. $5,000,000; provided that any reduction of the Revolving Loan Commitments made pursuant to subsection 2.4B(ii) or 2.4B(iii) which reduces the aggregate Revolving Loan Commitments to an amount less than the then current amount of the Swing Line Loan Commitment shall result in an automatic corresponding reduction of the Swing Line Loan Commitment to the amount of the Revolving Loan
     Commitments, as so reduced, without any further action on the part of Company, any Agent or Swing Line Lender. The Swing Line Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date; provided that the Swing Line Loan Commitment shall expire immediately and without further action on February 20, 1998 if the Term Loans are not made on or before that date. Amounts borrowed under this subsection 2.1A(iv) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

          Anything contained in this Agreement to the contrary notwithstanding, the Swing Line Loans and the Swing Line Loan Commitment shall be subject to the limitation that in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

          With respect to any Swing Line Loans which have not been voluntarily prepaid by Company pursuant to subsection 2.4B(i), Swing Line Lender may, at any time in its sole and absolute discretion, deliver to Administrative Agent (with a copy to Company), no later than 10:00 A.M. (Toronto time) on the first Business Day in advance of the proposed Funding Date, a notice (which shall be deemed to be a Notice of Borrowing given by Company) requesting Lenders having Revolving Loan Exposure to make Revolving Loans that are Base Rate Loans on such Funding Date in an amount equal to the Equivalent U.S. $ Amount of such Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date such notice is given which Swing Line Lender requests such Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (i) the proceeds of such Revolving Loans made by such Lenders other than Swing Line Lender shall be immediately converted by Administrative Agent to the Equivalent Cdn. $ Amount and delivered by Administrative Agent to Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (ii) on the day such Revolving Loans are made, Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by Swing Line Lender, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans and shall no longer be due under the Swing Line Note, if any, of Swing Line Lender but shall instead constitute part of Swing Line Lender's outstanding Revolving Loans and shall be due under the Revolving Note, if any, of Swing Line Lender. Company hereby authorizes Administrative Agent and Swing Line Lender to charge Company's accounts with Administrative Agent and Swing Line Lender (up to the amount available in each such account) in order to immediately pay Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by Lenders having Revolving Loan Exposure, including the Revolving Loan deemed to be made by Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to Swing Line Lender should be recovered by or on behalf of Company from Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 10.5.

          If for any reason (a) Revolving Loans are not made upon the request of Swing Line Lender as provided in the immediately preceding paragraph in an amount sufficient to repay any amounts owed to Swing Line Lender in respect of any outstanding Swing Line Loans or (b) the Revolving Loan Commitments are terminated at a time when any Swing Line Loans are outstanding, each Lender having Revolving Loan Exposure shall be deemed to, and hereby agrees to, have purchased a participation in Canadian Dollars in such outstanding Swing Line Loans in an amount equal to its Pro Rata Share (calculated, in the case of the foregoing clause (b), immediately prior to such termination of the Revolving Loan Commitments) of the unpaid amount of such Swing Line Loans together with accrued interest thereon. Upon one Business Day's notice from Swing Line Lender, each such Lender shall deliver to Swing Line Lender an amount in Canadian Dollars equal to its respective participation in same day funds at the Funding and Payment Office. In order to further evidence such participation (and without prejudice to the effectiveness of the participation provisions set forth above), each Lender having Revolving Loan Exposure agrees to enter into a separate participation agreement at the request of Swing Line Lender in form and substance reasonably satisfactory to Swing Line Lender. In the event any such Lender fails to make available to Swing Line Lender the amount of such Lender's participation as provided in this paragraph, Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by Swing Line Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. In the event Swing Line Lender receives a payment of any amount in which other Lenders having Revolving Loan Exposure have purchased participations as provided in this paragraph, Swing Line Lender shall promptly distribute to each such other Lender its Pro Rata Share of such payment.

          Anything contained herein to the contrary notwithstanding, the obligation of each Lender having Revolving Loan Exposure to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each such Lender's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including (a) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against Swing Line Lender, Company or any other Person for any reason whatsoever; (b) the occurrence or continuation of an Event of Default or a Potential Event of Default; (c) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (d) any breach of this Agreement or any other Loan Document by any party thereto; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such obligations of each such Lender are subject to the condition that
     (X) Swing Line  Lender  believed  in good faith that all  conditions  under
     Section 4 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, as the case may be, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made or
     (Y) the satisfaction of any such condition not satisfied had been waived in accordance with subsection 10.6 prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made.

     B. Borrowing Mechanics. Tranche A Term Loans or AXELs Series B or Revolving Loans made on any Funding Date (other than Revolving Loans made pursuant to a request by Swing Line Lender pursuant to subsection 2.1A(iv) for the purpose of repaying any Refunded Swing Line Loans or Revolving Loans made pursuant to subsection 3.3B for the purpose of reimbursing any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it) shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount. Whenever Company desires that Lenders make Term Loans or Revolving Loans it shall deliver to Administrative Agent a Notice of Borrowing no later than 10:00 A.M. (Toronto time) at least three Business Days in advance of the proposed Funding Date (in the case of a Eurodollar Rate Loan) or at least one Business Day in advance of the proposed Funding Date (in the case of a Base Rate
Loan). The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business Day), (ii) the amount and type of Loans requested,
(iii) with respect to any other Loans made during the Initial Period, that such Loans shall be Base Rate Loans, (iii) in the case of Revolving Loans not made during the Initial Period, whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, (v) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor, and (vi) in the case of Swing Line Loans that such Loans shall bear interest by reference to the Canadian Prime Rate. Term Loans and Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, Company may give Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Borrowing to Administrative Agent on or before the applicable Funding Date.

     Whenever Company desires that Swing Line Lender make a Swing Line Loan, it shall deliver to Agent a Notice of Borrowing no later than 12:00 Noon (Toronto time);  provided  that  Swing  Line  Loans  (i) may be made  on the  same  day's telephone request by Company to Administrative Agent, providing the same information to Administrative Agent as would be contained in a Notice of Borrowing (which shall be deemed to have been provided); and (ii) shall be made by Administrative Agent without notice from Company in respect of any overdraft in Company's account with Swing Line Lender or in connection with Company's "purchase card program" with Swing Line Lender on Swing Line Lender's customary terms and conditions for such program. All Swing Line Loans shall be made by Administrative Agent in accordance with the terms of this Agreement and Swing Line Lender's usual and customary documentation, if any, for the provision of swing line credit services.

     Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to in this subsection 2.1B that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by Lenders in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected Loans hereunder.

     Company shall notify Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Company is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Loans shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing.

     Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing in accordance therewith.

     C. Disbursement of Funds. All Term Loans and Revolving Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), Administrative Agent shall notify each Lender or Swing Line Lender, as the case may be of the proposed borrowing. Each Lender shall make the amount of its Loan available to Administrative Agent not later than 12:00 Noon (Toronto time) on the applicable Funding Date, and (other than with respect to any Swing Line Loan made without notice from Company pursuant to subsection 2.1B) Swing Line Lender shall make the amount of its Swing Line Loan available to Administrative Agent not later than 2:00 pm (Toronto time) on the applicable Funding Date, in each case in same day funds in Dollars, at the Funding and Payment Office. Except as provided in subsection 2.1A(iv) or subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loan or to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Closing Date) and
4.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by causing an amount of same day funds in Dollars (or with respect to Swing Line Loans only, in Canadian Dollars) equal to the proceeds of all such Loans received by Administrative Agent from Lenders or Swing Line Lender, as the case may be, to be credited to the account of Company at the Funding and Payment Office.

     Unless Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Administrative Agent the amount of such Lender's Loan requested on such Funding Date, Administrative Agent may assume that such Lender has made such amount available to Administrative Agent on such Funding Date and Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Administrative Agent by such Lender, Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to Administrative Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Administrative Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

     D.   The Register.

          (i) Administrative Agent shall maintain, at its address referred to in subsection 10.8, a register for the recordation of the names and addresses of Lenders and the Commitments and Loans of each Lender from time to time (the "Register"). The Register shall be available for inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (ii) Administrative Agent shall record in the Register the Tranche A Term Loan Commitment, AXEL Series B Commitment and Revolving Loan Commitment and the Tranche A Term Loan, AXEL Series B and Revolving Loans from time to time of each Lender, the Swing Line Lone Commitment and the Swing Line Loans from time to time of Swing Line Lender, and each repayment or prepayment in respect of the principal amount of the Tranche A Term Loan, AXEL Series B or Revolving Loans of each Lender or the Swing Line Loans of Swing Line Lender. Any such recordation shall be conclusive and binding on Company and each Lender, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Company's Obligations in respect of any applicable Loans.

          (iii) Each Lender shall record on its internal records (including any Notes held by such Lender) the amount of the Tranche A Term Loan, AXEL Series B and each Revolving Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Company, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect any Lender's Commitments or Company's Obligations in respect of any applicable Loans; and provided, further that in the event of any inconsistency between the Register and any Lender's records, the recordations in the Register shall govern and be conclusive and binding on such Lender, absent manifest error.

          (iv) Company, Administrative Agent and Lenders shall deem and treat the Persons listed as Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any such Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

          (v) Company hereby designates CIBC to serve as Company's agent solely for purposes of maintaining the Register as provided in this subsection 2.1D, and Company hereby agrees that, to the extent CIBC serves in such capacity, CIBC and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes under subsection 10.3.

     E. Optional Notes. If so requested by any Lender by written notice to Company

(with a copy to Administrative Agent) at least two Business Days prior to the Closing Date or at any time thereafter, Company shall execute and deliver to such Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of such Lender pursuant to subsection 10.1) on the Closing Date (or, if such notice is delivered after the Closing Date, promptly after Company's receipt of such notice) a promissory note or promissory notes to evidence such Lender's Tranche A Term Loan, AXEL Series B, Revolving Loans or Swing Line Loans, substantially in the form of Exhibit IV, Exhibit V, Exhibit VI or Exhibit XXXII annexed hereto, respectively, with appropriate insertions.

2.2  Interest on the Loans.

     A. Rate of Interest. Subject to the provisions of subsections 2.6 and 2.7, each Term Loan and each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted Eurodollar Rate. Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Canadian Prime Rate. The applicable basis for determining the rate of interest with respect to any Term Loan or any Revolving Loan shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B, and the basis for determining the interest rate with respect to any Term Loan or any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Term Loan or Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

          (i) Subject to the provisions of subsections 2.2E and 2.7, Tranche A Term Loans and Revolving Loans shall bear interest through maturity as follows:

               (a) if a Base Rate Loan, then at the sum of the Base Rate plus the Applicable Base Rate Margin for Tranche A Term Loans; or

               (b) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus the Applicable Eurodollar Rate Margin for Tranche A Term Loans.

          (ii) Subject to the provisions of subsections 2.2E and 2.7, the AXELs Series B shall bear interest through maturity as follows:

               (a) if a Base Rate Loan, then at the sum of the Base Rate plus the Applicable Base Rate Margin for AXELs Series B; or

               (b) if a Eurodollar Rate Loan, then at the sum of the Adjusted Eurodollar Rate plus the Applicable Eurodollar Rate Margin for AXELs Series B.

          (iii) Subject to the provisions of subsections 2.2E and 2.7, the Swing Line Loans shall bear interest through maturity at the sum of the Canadian Prime Rate plus the Applicable Base Rate Margin for Tranche A Term Loans.

     B. Interest Periods. In connection with each Eurodollar Rate Loan, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, select an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be, at Company's option, either a one, two, three or six month period; provided that:

          (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

          (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

          (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

          (v) no Interest Period with respect to any portion of the Tranche A Term Loans shall extend beyond February 12, 2003, no Interest Period with respect to any portion of the AXELs Series B shall extend beyond December 26, 2003, and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date;

          (vi) no Interest Period with respect to any portion of the Tranche A Term Loans or AXELs Series B shall extend beyond a date on which Company is required to make a scheduled payment of principal of the Tranche A Term Loans or AXELs Series B, as the case may be, unless the sum of (a) the aggregate principal amount of Tranche A Term Loans or AXELs Series B, as the case may be, that are Base Rate Loans plus (b) the aggregate principal amount of Tranche A Term Loans or AXELs Series B, as the case may be, that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Tranche A Term Loans or AXELs Series B, as the case may be, on such date;

          (vii) there shall be no more than five Interest Periods outstanding at any time; and

          (viii) in the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month.

     C. Interest Payments. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity); provided that in the event any Swing Line Loans or any Revolving Loans that are Base Rate Loans are prepaid pursuant to subsection 2.4B(i), interest accrued on such Swing Line Loans or Revolving Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Swing Line Loans or Base Rate Loans, respectively (or, if earlier, at final maturity).

     D. Conversion or Continuation. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its outstanding Tranche A Term Loans, AXELs Series B or Revolving Loans equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis or
(ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $5,000,000 and integral multiples of $1,000,000 in excess of that amount as a Eurodollar Rate Loan; provided, however, that a Eurodollar Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto; provided further, however, that no Loan may be made as or converted into a Eurodollar Rate Loan during the Initial Period.

     Company shall deliver a Notice of Conversion/Continuation to Administrative Agent no later than 10:00 A.M. (Toronto time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall specify
(i) the proposed  conversion/continuation  date (which shall be a Business Day),
(ii) the amount and type of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and
(v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Potential Event of Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Company may give Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Administrative Agent on or before the proposed conversion/continuation date. Upon receipt of written or telephonic notice of any proposed conversion/continuation under this subsection 2.2D, Administrative Agent shall promptly transmit such notice by telefacsimile or telephone to each Lender.

     Neither Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Company or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected a conversion or continuation, as the case may be, hereunder.

     Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of

Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith.

     E. Default Rate. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of all Loans and any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand (i) at a rate that is, to the extent permitted by applicable law, 2% per annum in excess of the interest rate otherwise payable at the time of the occurrence of such Event of Default under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is, to the extent permitted by applicable law, 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans) and (ii) to the extent the increased rate under clause (i) above is not permitted by applicable law, at the interest rate otherwise payable at the time of the occurrence of such Event of Default under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at the interest rate otherwise payable under this Agreement for Base Rate Loans); provided that, in the case of Eurodollar Rate Loans, upon the expiration of the Interest Period in effect at the time any Event of Default has occurred and is continuing, such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand (a) to the extent permitted by applicable law at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Base Rate Loans and (b) to the extent the increased rate under clause (a) above is not permitted by applicable law, at the interest rate otherwise payable under this Agreement for Base Rate Loans. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Administrative Agent or any Lender.

     F. Computation of Interest. Interest on the Loans shall be computed (i) in the case of Base Rate Loans and Swing Line Loans bearing interest by reference to the Canadian Prime Rate, on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of Eurodollar Rate Loans, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

     For the purposes of the Interest Act (Canada), (i) whenever any interest or fee under this Agreement is calculated using a rate based on a year of 360 days, such rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (z) divided by 360, (ii) the principal of deemed reinvestment of interest does not apply to any interest calculation under this Agreement, and (iii) the rates of interest stipulated in the Agreement are intended to be nominal rates and not effective rates or yields.

2.3  Fees.

     A. Commitment Fees. Company agrees to pay to Administrative Agent, for distribution to each Lender having Revolving Loan Exposure in proportion to that Lender's Pro Rata Share, commitment fees for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date equal to the average of the daily excess of the Revolving Loan Commitments over the sum of (i) the aggregate principal amount of outstanding Revolving Loans, (but not any outstanding Swing Line Loans) plus (ii) the Letter of Credit Usage multiplied by 1/2 of 1% per annum, such commitment fees to be calculated on the basis of a 360-day year and the actual number of days elapsed and to be payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, commencing on the first such date to occur after the Closing Date, and on the Revolving Loan Commitment Termination Date.

     B.  Other  Fees.   Company   agrees  to  pay  to   Syndication   Agent  and
Administrative Agent such fees in the amounts and at the times separately agreed upon between Company, Syndication Agent and Administrative Agent.

2.4  Repayments,  Prepayments  and  Reductions  in Revolving  Loan  Commitments;
     General  Provisions   Regarding   Payments;   Application  of  Proceeds  of
     Collateral and Payments Under Guaranties.

     A. Scheduled Payments of Term Loans.

          (i) Scheduled Payments of Tranche A Term Loans. Company shall make principal payments on the Tranche A Term Loans in installments on the dates and in the amounts set forth below:

================================================================================
                                                   Scheduled Repayment
     Date                                        of Tranche A Term Loans
--------------------------------------------------------------------------------
June 26, 1998                                           $2,000,000
--------------------------------------------------------------------------------
September 25, 1998                                      $2,000,000
--------------------------------------------------------------------------------
December 25, 1998                                       $2,000,000
--------------------------------------------------------------------------------
March 26, 1999                                          $4,000,000
--------------------------------------------------------------------------------
June 25, 1999                                           $4,000,000
--------------------------------------------------------------------------------
September 24, 1999                                      $4,000,000
--------------------------------------------------------------------------------
December 24, 1999                                       $4,000,000
--------------------------------------------------------------------------------
March 31, 2000                                          $4,000,000
--------------------------------------------------------------------------------
June 30, 2000                                           $4,000,000
--------------------------------------------------------------------------------
September 29, 2000                                      $4,000,000

================================================================================
                                                   Scheduled Repayment
     Date                                        of Tranche A Term Loans
--------------------------------------------------------------------------------
December 29, 2000                                       $4,000,000
--------------------------------------------------------------------------------
March 30, 2001                                          $5,000,000
--------------------------------------------------------------------------------
June 29, 2001                                           $5,000,000
--------------------------------------------------------------------------------
September 28, 2001                                      $5,000,000
--------------------------------------------------------------------------------
December 26, 2001                                       $5,000,000
--------------------------------------------------------------------------------
March 29, 2002                                          $5,250,000
--------------------------------------------------------------------------------
June 28, 2002                                           $5,250,000
--------------------------------------------------------------------------------
September 27, 2002                                      $5,250,000
--------------------------------------------------------------------------------
December 27, 2002                                       $5,250,000
--------------------------------------------------------------------------------
February 12, 2003                                       $6,000,000
--------------------------------------------------------------------------------
              TOTAL                                    $85,000,000
================================================================================

     ; provided that the scheduled installments of principal of the Tranche A Term Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Tranche A Term Loans in accordance with subsection 2.4B(iv); and provided, further that the Tranche A Term Loans and all other amounts owed hereunder with respect to the Tranche A Term Loans shall be paid in full no later than February 12, 2003, and the final installment payable by Company in respect of the Tranche A Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Tranche A Term Loans.

          (ii) Scheduled Payments of AXELs Series B. Company shall make principal payments on the AXELs Series B in installments on the dates and in the amounts set forth below:

================================================================================
                                                           Scheduled
                                                           Repayment
     Date                                              of AXELs Series B
--------------------------------------------------------------------------------
June 26, 1998                                              $750,000
--------------------------------------------------------------------------------
September 25, 1998                                         $375,000
--------------------------------------------------------------------------------
December 25, 1998                                          $375,000
--------------------------------------------------------------------------------
March 26, 1999                                             $375,000
--------------------------------------------------------------------------------
June 25, 1999                                              $375,000
--------------------------------------------------------------------------------
September 24, 1999                                         $375,000
--------------------------------------------------------------------------------
December 24, 1999                                          $375,000

================================================================================
                                                           Scheduled
                                                           Repayment
     Date                                              of AXELs Series B
--------------------------------------------------------------------------------
March 31, 2000                                             $375,000
--------------------------------------------------------------------------------
June 30, 2000                                              $375,000
--------------------------------------------------------------------------------
September 29, 2000                                         $375,000
--------------------------------------------------------------------------------
December 29, 2000                                          $375,000
--------------------------------------------------------------------------------
March 30, 2001                                             $375,000
--------------------------------------------------------------------------------
June 29, 2001                                              $375,000
--------------------------------------------------------------------------------
September 28, 2001                                         $375,000
--------------------------------------------------------------------------------
December 26, 2001                                          $375,000
--------------------------------------------------------------------------------
March 29, 2002                                             $375,000
--------------------------------------------------------------------------------
June 28, 2002                                              $375,000
--------------------------------------------------------------------------------
September 27, 2002                                         $375,000
--------------------------------------------------------------------------------
December 27, 2002                                          $375,000
--------------------------------------------------------------------------------
March 28, 2003                                          $35,625,000
--------------------------------------------------------------------------------
June 27, 2003                                           $35,625,000
--------------------------------------------------------------------------------
September 26, 2003                                      $35,625,000
--------------------------------------------------------------------------------
December 26, 2003                                       $35,625,000
--------------------------------------------------------------------------------
                 TOTAL                                 $150,000,000
================================================================================

     ; provided that the scheduled installments of principal of the AXELs Series B set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the AXELs Series B in accordance with subsection 2.4B(iv); and provided, further that the AXELs Series B and all other amounts owed hereunder with respect to the AXELs Series B shall be paid in full no later than December 26, 2003, and the final installment payable by Company in respect of the AXELs Series B on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the AXELs Series B.

     B. Prepayments and Reductions in Revolving Loan Commitments.

          (i) Voluntary Prepayments. Company may, upon written or telephonic notice to Administrative Agent on or prior to 12:00 Noon (Toronto time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing, at any time and from time to time prepay any Swing Line Loan on any Business Day in whole or in part in any amount. Company may, upon not less than one Business Day's prior written or telephonic notice, in the case of Base Rate Loans, and three Business Days' prior written or telephonic notice, in the case of Eurodollar Rate Loans, in each case given to Administrative Agent by 12:00 Noon (New York City time) on the date required and, if given by telephone, promptly confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time prepay any Term Loans or Revolving Loans on any Business Day in whole or in part in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount; provided, however, that a Eurodollar Rate Loan may only be prepaid on the expiration of the Interest Period applicable thereto. Notice of prepayment having been given as aforesaid, the principal amount of the Loans specified in such notice shall become due and payable on the prepayment date specified therein. Any such voluntary prepayment shall be applied as specified in subsection 2.4B(iv) and shall be accompanied by a prepayment premium to the extent required pursuant to subsection 2.4B(v).

          (ii) Voluntary Reductions of Revolving Loan Commitments. Company may, upon not less than three Business Days' prior written or telephonic notice confirmed in writing to Administrative Agent (which original written or telephonic notice Administrative Agent will promptly transmit by telefacsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of
     Revolving Loan Commitments at the time of such proposed termination or reduction; provided that any such partial reduction of the Revolving Loan Commitments shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess of that amount. Company's notice to Administrative Agent shall designate the date (which shall be a Business
     Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in Company's notice and shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share.

          (iii) Mandatory Prepayments and Mandatory Reductions of Revolving Loan Commitments. Subject to the limitations set forth in subsection
     2.4B(iv)(e), the Loans shall be prepaid and/or the Revolving Loan Commitments shall be permanently reduced in the amounts and under the circumstances set forth below, all such prepayments to be applied as set forth below or as more specifically provided in subsection 2.4B(iv) and to be accompanied by a prepayment premium to the extent required pursuant to subsection 2.4B(v):

               (a) Prepayments and Reductions From Net Asset Sale Proceeds. No later than the first Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale, Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such Net Asset Sale Proceeds; provided, however, that upon receipt by Company or any of its Subsidiaries of any such Net Asset Sale Proceeds, so long as no Potential Event of Default or Event of Default shall have occurred and be continuing and to the extent that the aggregate amount of Net Asset Sale Proceeds from the Closing Date through the date of determination does not exceed $5,000,000 in the aggregate in the 12 month period which commences on the Closing Date or in any 12 month period which commences on each anniversary thereto, Company may deliver to Administrative Agent an Officers' Certificate setting forth (1) that portion of such Net Asset Sale Proceeds (such portion being the "Proposed Asset Sale Reinvestment Proceeds") that Company or such Subsidiary intends to reinvest in equipment or other tangible or intangible productive assets of the general type used in the business (excluding research and development costs) of Company and its Subsidiaries (such equipment and other assets being "Eligible Assets") within 180 days of such date of receipt and (2) the proposed use of such Proposed Asset Sale Reinvestment Proceeds and such other information with respect to such reinvestment as Administrative Agent may reasonably request, and Company shall, or shall cause one or more of its Subsidiaries to, promptly and diligently apply such Proposed Asset Sale Reinvestment Proceeds to such reinvestment purposes; provided, however, that at Company's option, such Proposed Asset Sale Reinvestment Proceeds may be applied to prepay outstanding Revolving Loans (without a reduction in Revolving Loan Commitments) to the full extent thereof. In addition, Company shall, no later than 180 days after receipt of such Proposed Asset Sale Reinvestment Proceeds that have not theretofore been applied to the Obligations, make an additional prepayment of the Loans (and/or the Revolving Loan Commitments shall be reduced) in the full amount of all such Proposed Asset Sale Reinvestment Proceeds that have not theretofore been so reinvested in Eligible Assets; provided that Company shall not be required to make any prepayment of the Loans to the extent that the Net Asset Sale Proceeds from the Closing Date through the date of determination does not exceed $500,000.

               (b) Prepayments and Reductions from Net Insurance/ Condemnation Proceeds. No later than the first Business Day following the date of receipt by Administrative Agent or by Company or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds that are required to be applied to prepay the Loans and/or reduce the Revolving Loan Commitments pursuant to the provisions of subsection 6.4C, Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to the amount of such Net Insurance/Condemnation Proceeds minus (if (1) no Event of Default shall have occurred and be continuing and (2) Company shall have delivered to Administrative Agent, on or before such first Business Day, the Officers' Certificate described in subsection 6.4C(ii)), any Proposed Insurance Reinvestment Proceeds; provided, however, that at Company's option, such Proposed Insurance Reinvestment Proceeds may be applied to prepay outstanding Revolving Loans (without a reduction in Revolving Loan Commitments) to the full extent thereof. In addition, no later than 180 days after receipt of any Proposed Insurance Reinvestment Proceeds,

          Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an amount equal to the amount of any such Proposed Insurance Reinvestment Proceeds that have not theretofore been applied to the costs of repairing, restoring or replacing the applicable assets of Company or its Subsidiaries or reinvested in Eligible Assets; provided that Company shall not be required to make any prepayment of the Loans to the extent that the Net Insurance/Condemnation Proceeds from the Closing Date through the date of determination does not exceed $500,000.

               (c) Prepayments Due to Issuance of Debt. On the date of receipt by Company or any of its Subsidiaries of the Cash proceeds of any Indebtedness, including debt Securities of Company or any of its Subsidiaries (other than Indebtedness expressly permitted pursuant to subsections 7.1(i) through 7.1(vi) (such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, being the "Net Indebtedness Proceeds"), Company shall prepay the Loans in an aggregate amount equal to such Net Indebtedness Proceeds; provided however that payment or acceptance of amounts provided for in this subsection 2.4B(iii)(c) shall not constitute a waiver of any Event of Default resulting from the incurrence of such Indebtedness or otherwise prejudice any rights or remedies of Agents or Lenders.

               (d) Prepayments and Reductions Due to Issuance of Equity Securities. On the date of receipt by Company of the Cash proceeds (any such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses, being "Net Equity Proceeds") from the issuance of any equity Securities of Company, Company shall prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to (1) with respect to any such Net Equity Proceeds received during the period commencing on the Closing Date and continuing through the first anniversary of the Closing Date, 75% of such Net Equity Proceeds and (2) at any time following the first anniversary of the Closing Date, either (X) 75% of such Net Equity Proceeds or, (Y) if the Consolidated Leverage Ratio is not more than 1.25:1.0 on the date such Net Equity Proceeds are received, 50% of such Net Equity Proceeds.

               (e) Prepayments and Reductions from Consolidated Excess Cash Flow. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year commencing with Fiscal Year 1999, Company shall, no later than 90 days after the end of such Fiscal Year, prepay the Loans and/or the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to (1) with respect to Consolidated Excess Cash Flow for Fiscal Year 1999, 75% of such Consolidated Excess Cash Flow and (2) for each subsequent Fiscal Year, either (X) 75% of such Consolidated Excess Cash Flow or, (Y) if the Consolidated Leverage Ratio is not more than 1.25:1.0 on the last day of any such Fiscal Year, 50% of such Consolidated Excess Cash Flow.

               (f) Calculations of Net Proceeds Amounts; Additional Prepayments and Reductions Based on Subsequent Calculations. Concurrently with any prepayment of the Loans and/or reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(e), Company shall deliver to Administrative Agent an Officers' Certificate demonstrating the calculation of the amount (the "Net Proceeds Amount") of the applicable Net Asset Sale Proceeds or Net Insurance/Condemnation Proceeds, the applicable Net Indebtedness Proceeds or Net Equity Proceeds (as such terms are defined in subsections 2.4B(iii)(c) and
          (d), or the applicable Consolidated Excess Cash Flow, as the case may be, that gave rise to such prepayment and/or reduction. In the event that Company shall subsequently determine that the actual Net Proceeds Amount was greater than the amount set forth in such Officers' Certificate, Company shall promptly make an additional prepayment of the Loans (and/or, if applicable, the Revolving Loan Commitments shall be permanently reduced) in an amount equal to the amount of such excess, and Company shall concurrently therewith deliver to Administrative Agent an Officers' Certificate demonstrating the derivation of the additional Net Proceeds Amount resulting in such excess.

               (g) Prepayments Due to Reductions or Restrictions of Revolving Loan Commitments. Company shall from time to time prepay first the Swing Line Loan and second the Revolving Loans to the extent necessary so that the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect.

          (iv) Application of Prepayments.

               (a)  Application  of Voluntary  Prepayments  by Type of Loans and
          Order of Maturity. Any voluntary prepayments pursuant to subsection 2.4B(i) shall be applied as specified by Company in the applicable notice of prepayment; provided that in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Swing Line Loans to the full extent thereof, second to repay outstanding
          Revolving Loans to the full extent thereof, and third to repay outstanding Term Loans to the full extent thereof. Any voluntary prepayments of the Term Loans pursuant to subsection 2.4B(i) shall be applied to prepay the Tranche A Term Loans and the AXELs Series B on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and to reduce the scheduled installments of principal of the Tranche A Term Loans and AXELs Series B set forth in subsections 2.4A(i) and 2.4A(ii) on a pro rata basis.

               (b) Application of Mandatory Prepayments by Type of Loans. Any amount (the "Applied Amount") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to subsections 2.4B(iii)(a)-(f) shall be applied first to prepay the Term Loans to the full extent thereof, second, to the extent of any remaining portion of the Applied Amount, to prepay the Swing Line Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, third to the extent of any remaining portion of the Applied Amount, to prepay the Revolving Loans to the full extent
          thereof  and  to  further   permanently   reduce  the  Revolving  Loan
          Commitments by the amount of such prepayment, and fourth, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof; provided, however, that notwithstanding any other provision in this Agreement to the contrary, to the extent that any such application of any portion of any Applied Amount to the AXELs Series B would violate the limitations set forth in subsection 2.4B(iv)(e), then such portion of the Applied Amount, shall be applied first to prepay the Tranche A Term Loans to the full extent thereof, second in the order as otherwise set forth in clauses "second", "third" and "fourth" above and third to the extent of any remaining portion of any such Applied Amount, to the payment of any other amounts which may then be due and owing by Company under any Loan Document (except to the extent any such payment would violate the limitations set forth in subsection 2.4B(iv)(e)), and fourth, to be returned to Company.

               (c) Application of Mandatory Prepayments of Term Loans to Tranche A Term Loans and AXELs Series B and the Scheduled Installments of Principal Thereof. Subject to the provisions of subsection 2.4B(iv)(b), any mandatory prepayments of the Term Loans pursuant to subsection 2.4B(iii) shall be applied to prepay the Tranche A Term Loans and the AXELs Series B on a pro rata basis in accordance with the respective outstanding principal amounts thereof. Any mandatory prepayments applied to the Tranche A Term Loans or the AXELs Series B pursuant to this subsection 2.4B(iv)(c) shall be applied to reduce the scheduled installments of principal of the Tranche A Term Loans or the AXELs Series B, as the case may be, set forth in subsection 2.4A(i) or 2.4A(ii), respectively, as follows:

                    (1) Net Asset Sale  Proceeds,  Net  Insurance/  Condemnation
               Proceeds, Net Indebtedness Proceeds and Net Equity Proceeds. Any such mandatory prepayments pursuant to subsections 2.4B(iii)(a),
               (b), (c) and (d) (and any related such mandatory prepayments pursuant to subsection 2.4B(iii)(f)) shall be applied on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each such scheduled installment that is unpaid at the time of such prepayment.

                    (2) Consolidated Excess Cash Flow. Any such mandatory prepayments pursuant to subsections 2.4B(iii)(e) (and any related such mandatory prepayments pursuant to subsection 2.4B(iii)(f)) shall be applied to reduce such scheduled installments in inverse order of maturity.

               (d) Waiver of Certain Mandatory Prepayments. Anything contained herein to the contrary notwithstanding, so long as any Tranche A Term Loans are outstanding, in the event Company is required to make any mandatory prepayment (a "Waivable Mandatory Prepayment") of the AXELs Series B pursuant to subsection 2.4B(iii)(e), (X) not less than three Business Days prior to the date (the "Required Prepayment Date") on which Company is required to make such Waivable Mandatory Prepayment, Company shall notify Administrative Agent of the amount of such prepayment, and Administrative Agent will promptly thereafter notify each Lender holding an outstanding AXEL Series B of the amount of such Lender's Pro Rata Share of such

          Waivable Mandatory Prepayment and such Lender's option to refuse such amount, (Y) each such Lender may exercise such option by giving written notice to Company and Administrative Agent of its election to do so on or before the first Business Day (the "Cutoff Date") prior to the Required Prepayment Date (it being understood that any Lender which does not notify Company and Administrative Agent of its election to exercise such option on or before the Cutoff Date shall be deemed to have elected, as of the Cutoff Date, not to exercise such option), and (Z) on the Required Prepayment Date, Company shall pay to Administrative Agent the amount of the Waivable Mandatory Prepayment, which amount shall be applied (1) in an amount equal to that portion of the Waivable Mandatory Prepayment payable to those Lenders that have elected not to exercise such option, to prepay the AXELs Series B of such Lenders (which prepayment shall be applied to the scheduled installments of principal of the AXELs Series B in accordance with subsection 2.4B(iv)(c)) and (2) in an amount equal to that portion of the Waivable Mandatory Prepayment otherwise payable to those Lenders that have elected to exercise such option, to prepay the Tranche A Term Loans (which prepayment shall be applied to the scheduled installments of principal of the Tranche A Term Loans in accordance with subsection 2.4B(iv)(c).

               (e) Limitation on Mandatory Prepayments of AXELs Series B. Anything contained herein to the contrary notwithstanding, during the period commencing on the Closing Date and continuing through the fifth anniversary of the Closing Date, in no event shall the sum of (X) the aggregate amount of all mandatory prepayments of AXELs Series B pursuant to subsection 2.4B(iii) plus (Y) the aggregate amount of all scheduled prepayments of AXELs Series B pursuant to subsection 2.4A(ii) exceed an amount equal to 25% of the aggregate principal amount of the AXELs Series B on the Closing Date, it being understood and agreed that no such amount shall be payable or required to be paid under this Agreement.

               (f) Application of Prepayments to Base Rate Loans and Eurodollar Rate Loans. Considering Tranche A Term Loans, AXELs Series B and Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.

          (v) Prepayment Premium.

               (a) Concurrently with any voluntary prepayments made pursuant to subsection 2.4B(i) or any mandatory prepayments made pursuant to subsection 2.4B(iii)(a), (b) or (c) the proceeds of which voluntary or mandatory prepayment are applied to the AXELs Series B pursuant to subsection 2.4B(iv), Company shall pay to Administrative Agent, for distribution to the AXEL Series B Lenders (i) in the event such prepayment is made on or prior to the first anniversary of the Closing Date, a prepayment premium equal to 1.0% of the principal amount of such prepayment, and (ii) in the event such prepayment is made during the six month period next succeeding the first anniversary of the Closing Date, a prepayment premium equal to 0.50% of the principal amount of such prepayment. The prepayment of any amounts owing to an AXEL Series B Lender pursuant to subsection 2.10 shall not require the payment of any prepayment premium pursuant to this subsection 2.4B(v).

               (b) Aggregate prepayment premiums received by Administrative Agent shall be apportioned among all outstanding AXELs Series B to which such prepayment premiums relate, in each case proportionately to the AXELs Series B Lenders' respective Pro Rata Shares.

     C. General Provisions Regarding Payments.

          (i) Manner and Time of Payment. All payments by Company of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Administrative Agent not later than 12:00 Noon (Toronto time) on the date due at the Funding and Payment Office for the account of Lenders; funds received by Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. Company shall make each payment of Swing Line Loans in Canadian Dollars and each payment of Revolving Loans and Term Loans in Dollars. Company hereby authorizes Administrative Agent to charge its accounts with Administrative Agent in order to cause timely payment to be made to Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

          (ii) Application of Payments to Principal and Interest. Except as provided in subsection 2.2C, all payments in respect of the principal amount of any Loan shall include payment of accrued interest on the principal amount being repaid or prepaid, and all such payments (and, in any event, any payments in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal.

          (iii) Apportionment of Payments. Aggregate principal and interest payments in respect of Term Loans and Revolving Loans shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to Lenders' respective Pro Rata Shares. Administrative Agent shall promptly distribute to each Lender, at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request, its Pro

     Rata Share of all such payments received by Administrative Agent, any prepayment premiums payable to such Lender when received by Administrative Agent pursuant to Section 2.4(v), and the commitment fees of such Lender when received by Administrative Agent pursuant to subsection 2.3. Notwithstanding the foregoing provisions of this subsection 2.4C(iii), if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, Administrative Agent shall give effect thereto in apportioning payments received thereafter.

          (iv) Payments on Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.

          (v) Notation of Payment. Each Lender agrees that before disposing of any Note held by it, or any part thereof (other than by granting participations therein), that Lender will make a notation thereon of all Loans evidenced by that Note and all principal payments previously made thereon and of the date to which interest thereon has been paid; provided that the failure to make (or any error in the making of) a notation of any Loan made under such Note shall not limit or otherwise affect the obligations of Company hereunder or under such Note with respect to any Loan or any payments of principal or interest on such Note.

     D. Application of Proceeds of Collateral and Payments Under Guaranties.

          (i) Application of Proceeds of Collateral. Except as provided in subsection 2.4B(iii)(a) with respect to prepayments from Net Asset Sale Proceeds, all proceeds received by Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document may, in the discretion of Administrative Agent, be held by Administrative Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by Administrative Agent against, the applicable Secured Obligations (as defined in such Collateral Document) or Indebtedness (as defined in the U.K. Guarantee and Debenture and the U.K. Pledge Agreement) in the following order of priority:

               (a) To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Administrative Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, and all amounts for which Administrative Agent is entitled to indemnification under such Collateral Document and all advances made by Administrative Agent thereunder for the account of the applicable Loan Party, and to the payment of all costs and expenses paid or incurred by Administrative Agent in connection with the exercise of any right or remedy under such Collateral Document, all in accordance with the terms of this Agreement and such Collateral Document;

               (b) thereafter, to the extent of any excess such proceeds, to the payment of all other such Secured Obligations or such Indebtedness for the ratable benefit of the Agents, Lenders and Lender Counterparties; and

               (c) thereafter, to the extent of any excess such proceeds, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

          (ii) Application of Payments Under Guaranties. All payments received by Administrative Agent under any Guaranty shall be applied promptly from time to time by Administrative Agent in the following order of priority:

               (a) To the payment of the costs and expenses of any collection or other realization under such Guaranty, including reasonable compensation to Administrative Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Administrative Agent in connection therewith, all in accordance with the terms of this Agreement and such Guaranty;

               (b) thereafter, to the extent of any excess such payments, to the payment of all other Guarantied Obligations (as defined in the Subsidiary Guaranty) or Indebtedness (as defined in the U.K. Guarantee and Debenture), as applicable, for the ratable benefit of the Agents, Lenders and Lender Counterparties; and

               (c) thereafter, to the extent of any excess such payments, to the payment to the applicable Subsidiary Guarantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

2.5  Use of Proceeds.

     A. Term Loans. The proceeds of the Term Loans shall be applied by Company to fund the Acquisition Financing Requirements.

     B. Revolving Loans; Swing Line Loans. The proceeds of any Revolving Loans shall be applied by Company (i) for general corporate purposes, which may include the making of intercompany loans to any of Company's wholly-owned Subsidiaries, in accordance with subsection 7.1(iv), for their own general corporate purposes and (ii) to acquire equity interest or other business assets and pay related expenses in connection with any Permitted Acquisition. The proceeds of any Swing Line Loans shall be applied by Company for the purposes set forth in clause (i) above.

     C. Margin Regulations. No portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation G, Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

2.6  Special Provisions Governing Eurodollar Rate Loans.

     Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

     A. Determination of Applicable Interest Rate. As soon as practicable after 10:00 A.M. (Toronto time) on each Interest Rate Determination Date, Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

     B. Inability to Determine Applicable Interest Rate. In the event that Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Adjusted Eurodollar Rate, Administrative Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Administrative Agent notifies Company and Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company.

     C. Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans (i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the London interbank market or the position of such Lender in that market, then, and in any such event, such Lender shall be an "Affected Lender" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Company and Administrative Agent of such determination (which notice Administrative Agent shall promptly transmit to each other Lender). Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans (the "Affected Loans") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of
Conversion/Continuation, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

     D. Compensation For Breakage or Non-Commencement of Interest Periods. Company shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by that Lender to lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment (including any prepayment pursuant to subsection 2.4B(i)) or other principal payment or any conversion of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company, or (iv) as a consequence of any other default by Company in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement.

     E. Booking of Eurodollar Rate Loans. Any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

     F. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

     G. Eurodollar Rate Loans After Default. After the occurrence of and during the continuation of a Potential Event of Default or an Event of Default, (i) Company may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and (ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by Company.

2.7  Increased Costs; Taxes; Capital Adequacy.

     A. Compensation for Increased Costs and Taxes. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

          (i) subjects such Lender (or its applicable lending office) to any additional Tax (other than any addition resulting from a higher rate of, or from a change in the calculation of, income or capital tax relating to such Lender's income or capital in general) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

          (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, CDIC insurance, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Adjusted Eurodollar Rate); or

          (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder or the London interbank market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Company shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

     B. Withholding of Taxes.

          (i) All payments by Company hereunder under this Agreement shall be made free and clear of and without deduction or withholding for any and all Taxes imposed by Canada (or any political subdivision or taxing authority thereof), unless such Taxes are required by applicable law to be deducted or withheld. If Company shall be required by applicable law to deduct or withhold any such Taxes from or in respect of any amount payable hereunder, except as provided in the next sentence, (a) the amount payable shall be increased (and for greater certainty, in the case of interest, the amount of interest shall be increased) as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to any additional amounts paid under this subsection 2.7B), the affected Lenders or Administrative Agent, as the case may be, receive an amount equal to the amount they would have received if no such deduction or withholding had been made; (b) Company shall make such deductions or withholdings; and (c) Company shall immediately pay the full amount deducted or withheld to the relevant governmental entity in accordance with applicable law. Company will not be required to pay any such additional amounts to any Lender or Administrative Agent by reason of that Lender being connected with Canada otherwise than merely by lending money to the Company pursuant to this Agreement.

          (ii) Company agrees to immediately pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, financial institutions duties, debits taxes or similar levies (all such taxes, charges, duties and levies being referred to as "Other Taxes" which arise from any payment made by Company hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement.

          (iii) Company agrees to indemnify Lenders and Administrative Agent for the full amount of Taxes or Other Taxes not deducted or withheld and paid by the Company in accordance with subsection 2.7B to the relevant taxation or other authority and any Taxes or Other Taxes imposed by any jurisdiction on amounts payable by Company under this subsection 2.7B, paid by Lenders or Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not any such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 15 days from the date Administrative Agent or the relevant Lenders make written demand therefor. A certificate as to the amount of such Taxes or Other Taxes, providing reasonable details of the calculation thereof, and evidence of payment thereof submitted to Company by Administrative Agent or relevant Lender shall be prima facie evidence of the amount due from Company to Administrative Agent or such Lender.

          (iv) Company shall furnish to Administrative Agent and Lenders the original or a certified copy of a receipt evidencing payment of Taxes or Other Taxes made by Company within 30 days after the date of any payment of Taxes or Other Taxes.

     C. Capital Adequacy Adjustment. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Company (with a copy to Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

2.8  Obligation of Lenders and Issuing Lenders to Mitigate.

     Each Lender and Issuing Lender agrees that, as promptly as practicable after the officer of such Lender or Issuing Lender responsible for administering the Loans or Letters of Credit of such Lender or Issuing Lender, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or Issuing Lender to receive payments under subsection 2.7 or subsection 3.6, it will, to the extent not inconsistent with the internal policies of such Lender or Issuing Lender and any applicable legal or regulatory restrictions, use reasonable efforts (i) to make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or Issuing Lender through another lending or letter of credit office of such Lender or Issuing Lender, or (ii) take such other measures as such Lender or Issuing Lender may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or Issuing Lender pursuant to subsection 2.7 or subsection 3.6 would be materially reduced and if, as determined by such Lender or Issuing Lender in its sole discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or Issuing Lender; provided that such Lender or Issuing Lender will not be obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8 unless Company agrees to pay all incremental expenses incurred by such Lender or Issuing Lender as a result of utilizing such other lending or letter of credit office as described in clause (i) above. A certificate as to the amount of any such expenses payable by Company pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender or Issuing Lender to Company (with a copy to Administrative Agent) shall be conclusive absent manifest error.

2.9  Defaulting Lenders.

     Anything contained herein to the contrary notwithstanding, in the event that any Lender (a "Defaulting Lender") defaults (a "Funding Default") in its obligation to fund any Revolving Loan (a "Defaulted Revolving Loan") in accordance with subsection 2.1 as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority, then (i) during any Default Period (as defined below) with respect to such Defaulting Lender, such Defaulting Lender shall be deemed not to be a "Lender" for purposes of voting on any matters (including the granting of any consents or waivers) with respect to any of the Loan Documents,
(ii) to the extent permitted by applicable law, until such time as the Default Excess (as defined below) with respect to such Defaulting Lender shall have been reduced to zero, (a) any voluntary prepayment of the Revolving Loans pursuant to subsection 2.4B(i) shall, if Company so directs at the time of making such voluntary prepayment, be applied to the Revolving Loans of other Lenders as if such Defaulting Lender had no Revolving Loans outstanding and the Revolving Loan Exposure of such Defaulting Lender were zero, and (b) any mandatory prepayment of the Revolving Loans pursuant to subsection 2.4B(iii) shall, if Company so directs at the time of making such mandatory prepayment, be applied to the Revolving Loans of other Lenders (but not to the Revolving Loans of such Defaulting Lender) as if such Defaulting Lender had funded all Defaulted Revolving Loans of such Defaulting Lender, it being understood and agreed that Company shall be entitled to retain any portion of any mandatory prepayment of the Revolving Loans that is not paid to such Defaulting Lender solely as a result of the operation of the provisions of this clause (b), (iii) such Defaulting Lender's Revolving Loan Commitment and outstanding Revolving Loans and such Defaulting Lender's Pro Rata Share of the Letter of Credit Usage shall be excluded for purposes of calculating the commitment fee payable to Lenders pursuant to subsection 2.3A in respect of any day during any Default Period with respect to such Defaulting Lender, and such Defaulting Lender shall not be entitled to receive any commitment fee pursuant to subsection 2.3A with respect to such Defaulting Lender's Revolving Loan Commitment in respect of any Default Period with respect to such Defaulting Lender, and (iv) the Total Utilization of Revolving Loan Commitments as at any date of determination shall be calculated as if such Defaulting Lender had funded all Defaulted Revolving Loans of such Defaulting Lender.

     For purposes of this Agreement, (I) "Default Period" means, with respect to any Defaulting Lender, the period commencing on the date of the applicable Funding Default and ending on the earliest of the following dates: (A) the date on which all Revolving Loan Commitments are cancelled or terminated and/or the Obligations are declared or become immediately due and payable, (B) the date on which (1) the Default Excess with respect to such Defaulting Lender shall have been reduced to zero (whether by the funding by such Defaulting Lender of any
Defaulted Revolving Loans of such Defaulting Lender or by the non-pro rata application of any voluntary or mandatory prepayments of the Revolving Loans in accordance with the terms of this subsection 2.9 or by a combination thereof) and (2) such Defaulting Lender shall have delivered to Company and Administrative Agent a written reaffirmation of its intention to honor its obligations under this Agreement with respect to its Revolving Loan Commitment, and (C) the date on which Company, Administrative Agent and Requisite Lenders waive all Funding Defaults of such Defaulting Lender in writing, and (II) "Default Excess" means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender's Pro Rata Share of the aggregate outstanding principal amount of Revolving Loans of all Lenders (calculated as if all Defaulting Lenders (other than such Defaulting Lender) had funded all of their respective Defaulted Revolving Loans) over the aggregate outstanding principal amount of Revolving Loans of such Defaulting Lender.

     No Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this subsection 2.9, performance by Company of its obligations under this Agreement and the other Loan Documents shall not be excused or otherwise modified, as a result of any Funding Default or the operation of this subsection 2.9. The rights and remedies against a Defaulting Lender under this subsection 2.9 are in addition to other rights and remedies which Company may have against such Defaulting Lender with respect to any Funding Default and which Administrative Agent or any Lender may have against such Defaulting Lender with respect to any Funding Default.

2.10 Removal or Replacement of a Lender.

     A. Anything contained in this Agreement to the contrary notwithstanding, in the event that:

          (i) (a) any Lender shall give notice to Company that such Lender is an Affected Lender or that such Lender is entitled to receive payments under subsection 2.7 or subsection 3.6 (any such Lender, an "Increased-Cost
     Lender"), (b) the circumstances which have caused such Lender to be an Affected Lender or which entitle such Lender to receive such payments shall remain in effect, and (c) such Lender shall fail to withdraw such notice within five Business Days after Company's request for such withdrawal; or

          (ii) (a) any Lender shall become a Defaulting Lender, (b) the Default Period for such Defaulting Lender shall remain in effect, and (c) such Defaulting Lender shall fail to cure the default as a result of which it has become a Defaulting Lender within five Business Days after Company's request that it cure such default; or

          (iii) (a) in connection with any proposed amendment, modification, termination, waiver or consent with respect to any of the provisions of this Agreement as contemplated by clauses (i) through (v) of the first provision to subsection 10.6A, the consent of Requisite Lenders shall have been obtained but the consent of one or more of such other Lenders (each a "Non-Consenting Lender") whose consent is required shall not have been obtained, and (b) the failure to obtain Non-Consenting Lenders' consents does not result solely from the exercise of Non-Consenting Lenders' rights (and the withholding of any required consents by Non-Consenting Lenders) pursuant to the second provision to subsection 10.6A;

then, and in each such case, Company shall have the right, at its option, to remove or replace the applicable Increased-Cost Lender, Defaulting Lender or Non-Consenting Lender (the "Terminated Lender") to the extent permitted by subsection 2.10B.

     B. Company may, by giving written notice to Administrative Agent and any Terminated Lender of its election to do so:

          (i) elect to (a) terminate the Revolving Loan Commitment, if any, of such Terminated Lender upon receipt by such Terminated Lender of such notice and (b) prepay on the date of such termination any outstanding Loans made by such Terminated Lender, together with accrued and unpaid interest thereon and any other amounts payable to such Terminated Lender hereunder pursuant to subsection 2.3, subsection 2.6, subsection 2.7 or subsection 3.6 or otherwise; provided that, in the event such Terminated Lender has any Loans outstanding at the time of such termination, the written consent of Administrative Agent and Requisite Lenders (which consent shall not be unreasonably withheld or delayed) shall be required in order for Company to make the election set forth in this clause (i); or

          (ii) elect to cause such Terminated Lender (and such Terminated Lender hereby irrevocably agrees) to assign its outstanding Loans and its Revolving Loan Commitment, if any, in full to one or more Eligible Assignees (each a "Replacement Lender") in accordance with the provisions of subsection 10.1B; provided that (a) on the date of such assignment, Company shall pay any amounts payable to such Terminated Lender pursuant to subsection 2.3, subsection 2.6, subsection 2.7 or subsection 3.6 or otherwise as if it were a prepayment and (b) in the event such Terminated Lender is a Non-Consenting Lender, each Replacement Lender shall consent, at the time of such assignment, to each matter in respect of which such Terminated Lender was a Non-Consenting Lender;

provided that (X) Company may not make either of the elections set forth in clauses (i) or (ii) above with respect to any Non-Consenting Lender unless Company also makes one of such elections with respect to each other Terminated Lender which is a Non-Consenting Lender and (Y) Company may not make either of such elections with respect to any Terminated Lender that is an Issuing Lender unless, prior to the effectiveness of such election, Company shall have caused each outstanding Letter of Credit issued by such Issuing Lender to be cancelled.

     C. Upon the prepayment of all amounts owing to any Terminated Lender and the termination of such Terminated Lender's Revolving Loan Commitment, if any, pursuant to clause (i) of subsection 2.10B, (i) Schedule 2.1 shall be deemed modified to reflect any corresponding changes in the Revolving Loan Commitments and (ii) such Terminated Lender shall no longer constitute a "Lender" for purposes of this Agreement; provided that any rights of such Terminated Lender to indemnification under this Agreement (including under subsections 2.6D, 2.7, 3.6, 10.2 and 10.3) shall survive as to such Terminated Lender.

2.11 Certain Provisions Regarding Determination of Dollar Equivalent.

     A. For purposes of calculating the Total Utilization of Revolving Loan Commitments, (i) the Equivalent U.S. $ Amount for Canadian Dollars shall be calculated by Administrative Agent on the second Business Day of each week or, more frequently, in the discretion of Administrative Agent, and (ii) the Equivalent U.S. $ Amount for Canadian Dollars shall remain in effect until the same is recalculated by the Administrative Agent as provided above and notice of such recalculation is received by Company, it being understood that until such notice is received, for purposes of calculating the Total Utilization of Revolving Loan Commitments, the Equivalent U.S. $ Amount shall be that Equivalent U.S. $ Amount as last reported to Company by the Administrative Agent. Administrative Agent shall promptly notify Company and the Lenders of each determination of the Equivalent U.S. $ Amount.

     B. For purposes of determining pro rata allocations and "Pro Rata Share" for purposes of payments or commitment reductions, or determining "Requisite Class Lenders" or "Required Lenders", all Obligations and Commitments denominated in Canadian Dollars shall be converted on a hypothetical basis to Dollars at the Equivalent U.S. $ Amount for such currency as then in effect. Such hypothetical conversion shall be done only for the purposes described above in this subsection 2.11B and shall not affect the obligations of Company to repay an Obligation in the currency in which such obligation is denominated.

     C. For purposes of applying amounts received under the Loan Documents, Administrative Agent receiving amounts under the Credit Documents on behalf of Lenders may convert currencies so that payments are made in the currency in which the obligation is denominated hereunder. Such conversion shall be made at the rate at which Administrative Agent could purchase currency in which the Obligation is denominated with the currency received by Administrative Agent hereunder at or about 10:00 am (local time in the city in which such currency is received) on the date payment to Lenders are to be made. Such right of Administrative Agent shall not affect the obligations of Company to repay an Obligation in the currency in which such obligation is denominated.

                                   SECTION 3.
                                LETTERS OF CREDIT

3.1  Issuance  of Letters  of Credit and  Lenders'  Purchase  of  Participations
     Therein.

     A. Letters of Credit. In addition to Company requesting that Lenders make Revolving Loans pursuant to subsection 2.1A(iii) and that Swing Line Lender make Swing Line Loans pursuant to subsection 2.1A(iv), Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date, that one or more Lenders having Revolving Loan Exposure issue Letters of Credit for the account of Company for the purposes specified in the definitions of Commercial Letters of Credit and Standby Letters of Credit; provided that all such Commercial Letters of Credit shall provide for sight drawings. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Company herein set forth, any one or more of such Lenders may, but (except as provided in subsection 3.1B(ii)) shall not be obligated to, issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Company shall not request that any such Lender issue (and no Lender shall issue):

          (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitments then in effect;

          (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed $20,000,000;

          (iii) any Standby Letter of Credit having an expiration date later than the earlier of (a) five Business Days prior to the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Standby Letter of Credit; provided that the immediately preceding clause (b) shall not prevent any Issuing Lender from agreeing that a Standby Letter of Credit will automatically be extended for one or more successive periods not to exceed one year each unless such Issuing Lender elects not to extend for any such additional period; and provided, further that such Issuing Lender shall elect not to extend such Standby Letter of Credit if it has knowledge that an Event of Default has occurred and is continuing (and has not been waived in accordance with subsection 10.6) at the time such Issuing Lender must elect whether or not to allow such extension; or

          (iv) any Commercial Letter of Credit having an expiration date (a) later than the earlier of (X) the date which is 30 days prior to the Revolving Loan Commitment Termination Date and (Y) the date which is 180 days from the date of issuance of such Commercial Letter of Credit or (b) that is otherwise unacceptable to the applicable Issuing Lender in its reasonable discretion.

     B. Mechanics of Issuance.

          (i) Request for Issuance. Whenever Company desires the issuance of a Letter of Credit, it shall deliver to Administrative Agent a Request for Issuance of Letter of Credit substantially in the form of Exhibit III annexed hereto no later than 12:00 Noon (Toronto time) at least three Business Days (in the case of Standby Letters of Credit) or five Business Days (in the case of Commercial Letters of Credit), or in each case such shorter period as may be agreed to by the Issuing Lender in any particular instance, in advance of the proposed date of issuance. The Request for
     Issuance of Letter of Credit shall specify (a) the proposed date of issuance (which shall be a Business Day), (b) whether the Letter of Credit is to be a Standby Letter of Credit or a Commercial Letter of Credit, (c) the face amount of the Letter of Credit, (d) in the case of a Letter of Credit which Company requests to be denominated in a currency other than Dollars, the currency in which Company requests such Letter of Credit to be issued, (e) the expiration date of the Letter of Credit, (f) the name and address of the beneficiary, and (g) either the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description of any documents to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Lender to make payment under the Letter of Credit; provided that the Issuing Lender, in its reasonable discretion, may require changes in the text of the proposed Letter of Credit or any such documents; and provided, further that no Letter of Credit shall require payment against a conforming draft to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of the Issuing Lender to which such draft is required to be presented is located) that such draft is presented if such presentation is made after 10:00 A.M. (in the time zone of such office of the Issuing Lender) on such business day.

          Company shall notify the applicable Issuing Lender (and Administrative Agent, if Administrative Agent is not such Issuing Lender) prior to the issuance of any Letter of Credit in the event that any of the matters to which Company is required to certify in the applicable Request for Issuance of Letter of Credit is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit Company shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Company is required to certify in the applicable Request for Issuance of Letter of Credit.

          (ii) Determination of Issuing Lender. Upon receipt by Administrative Agent of a Request for Issuance of Letter of Credit pursuant to subsection 3.1B(i) requesting the issuance of a Letter of Credit, in the event Administrative Agent elects to issue such Letter of Credit, Administrative Agent shall promptly so notify Company, and Administrative Agent shall be the Issuing Lender with respect thereto. In the event that Administrative Agent, in its sole discretion, elects not to issue such

     Letter of Credit, Administrative Agent shall promptly so notify Company, whereupon Company may request any other Lender having Revolving Loan Exposure to issue such Letter of Credit by delivering to such Lender a copy of the applicable Request for Issuance of Letter of Credit. Any Lender so requested to issue such Letter of Credit shall promptly notify Company and Administrative Agent whether or not, in its sole discretion, it has elected to issue such Letter of Credit, and any such Lender which so elects to issue such Letter of Credit shall be the Issuing Lender with respect thereto. In the event that all other Lenders having Revolving Loan Exposure shall have declined to issue such Letter of Credit, notwithstanding the prior election of Administrative Agent not to issue such Letter of Credit, Administrative Agent shall be obligated to issue such Letter of Credit and shall be the Issuing Lender with respect thereto, notwithstanding the fact that the Letter of Credit Usage with respect to such Letter of Credit and with respect to all other Letters of Credit issued by Administrative Agent, when aggregated with Administrative Agent's outstanding Revolving Loans and Swing Line Loans, may exceed Administrative Agent's Revolving Loan Commitment then in effect; provided that Administrative Agent shall not be obligated to issue any Letter of Credit denominated in a foreign currency which in the judgment of Administrative Agent is not readily and freely available.

          (iii) Issuance of Letter of Credit. Upon satisfaction or waiver (in accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Lender shall issue the requested Letter of Credit in accordance with the Issuing Lender's standard operating procedures.

          (iv) Notification to Lenders. Upon the issuance of any Letter of Credit the applicable Issuing Lender shall promptly notify Administrative Agent and each other Lender of such issuance, which notice shall be accompanied by a copy of such Letter of Credit. Promptly after receipt of such notice (or, if Administrative Agent is the Issuing Lender, together with such notice), Administrative Agent shall notify each Lender having Revolving Loan Exposure of the amount of such Lender's respective participation in such Letter of Credit, determined in accordance with subsection 3.1C.

          (v) Reports to Lenders. Within 15 days after the end of each calendar quarter ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such calendar quarter, each Issuing Lender shall deliver to each other Lender having Revolving Loan Exposure a report setting forth for such calendar quarter the daily aggregate amount available to be drawn under the Letters of Credit issued by such Issuing Lender that were outstanding during such calendar quarter.

     C. Lenders' Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, and as of the Closing Date with respect to each Existing Letter of Credit, each Lender having Revolving Loan Exposure shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Lender a participation in such Letter of Credit and any drawings honored thereunder in an amount equal to such Lender's Pro Rata Share of the maximum amount which is or at any time may become available to be drawn thereunder.

3.2  Letter of Credit Fees.

     Company agrees to pay the following amounts with respect to Letters of Credit issued hereunder:

          (i) with respect to each Standby Letter of Credit, (a) a fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to .125% per annum of the daily amount available to be drawn under such Standby Letter of Credit and (b) a letter of credit fee, payable to Administrative Agent for the account of Lenders having Revolving Loan Exposure, equal to 1.00% per annum of the daily amount available to be drawn under such Standby Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) each March 1, June 1, September 1 and December 1 of each year and computed on the basis of a 360-day year for the actual number of days elapsed;

          (ii) with respect to each Commercial Letter of Credit, (a) a fronting fee, payable directly to the applicable Issuing Lender for its own account, equal to .125% per annum of the daily amount available to be drawn under such Commercial Letter of Credit and (b) a letter of credit fee, payable to Administrative Agent for the account of Lenders having Revolving Loan Exposure, equal to 1.00% per annum of the daily amount available to be drawn under such Commercial Letter of Credit, each such fronting fee or letter of credit fee to be payable in arrears on and to (but excluding) each March 1, June 1, September 1 and December 1 of each year and computed on the basis of a 360-day year for the actual number of days elapsed; and

          (iii) with respect to the issuance, amendment or transfer of each Letter of Credit and each payment of a drawing made thereunder (without duplication of the fees payable under clauses (i) and (ii) above), documentary and processing charges payable directly to the applicable Issuing Lender for its own account in accordance with such Issuing Lender's standard schedule for such charges in effect at the time of such issuance, amendment, transfer or payment, as the case may be.

For purposes of calculating any fees payable under clauses (i) and (ii) of this subsection 3.2, (1) the daily amount available to be drawn under any Letter of Credit shall be determined as of the close of business on any date of determination and (2) any amount described in such clauses which is denominated in a currency other than Dollars shall be valued based on the applicable Exchange Rate for such currency as of the applicable date of determination. Promptly upon receipt by Administrative Agent of any amount described in clause
(i)(b) or (ii)(b) of this subsection 3.2, Administrative Agent shall distribute to each such Lender its Pro Rata Share of such amount.

3.3  Drawings and Reimbursement of Amounts Paid Under Letters of Credit.

     A. Responsibility of Issuing Lender With Respect to Drawings. In determining whether to honor any drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to examine the documents delivered under such Letter of Credit with reasonable care so as to ascertain whether they appear on their face to be in accordance with the terms and conditions of such Letter of Credit.

     B. Reimbursement by Company of Amounts Paid Under Letters of Credit. In the event an Issuing Lender has determined to honor a drawing under a Letter of Credit issued by it, such Issuing Lender shall immediately notify Company and Administrative Agent, and Company shall reimburse such Issuing Lender on or before the Business Day immediately following the date on which such drawing is honored (the "Reimbursement Date") in an amount in Dollars (which amount, in the case of a drawing under a Letter of Credit which is denominated in a currency other than Dollars, shall be calculated by reference to the applicable Exchange Rate) and in same day funds equal to the amount of such honored drawing; provided that, anything contained in this Agreement to the contrary notwithstanding, (i) unless Company shall have notified Administrative Agent and such Issuing Lender prior to 10:00 A.M. (Toronto time) on the date such drawing is honored that Company intends to reimburse such Issuing Lender for the amount of such honored drawing with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Notice of Borrowing to Administrative Agent requesting Lenders to make Revolving Loans that are Base Rate Loans on the Reimbursement Date in an amount in Dollars (which amount, in the case of a drawing under a Letter of Credit which is denominated in a currency other than Dollars, shall be calculated by reference to the applicable Exchange Rate) equal to the amount of such honored drawing and
(ii) subject to satisfaction or waiver of the conditions specified in subsection 4.2B, Lenders shall, on the Reimbursement Date, make Revolving Loans that are Base Rate Loans in the amount of such honored drawing, the proceeds of which shall be applied directly by Administrative Agent to reimburse such Issuing Lender for the amount of such honored drawing; and provided, further that if for any reason proceeds of Revolving Loans are not received by such Issuing Lender on the Reimbursement Date in an amount equal to the amount of such honored drawing, Company shall reimburse such Issuing Lender, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B.

     C. Payment by Lenders of Unreimbursed Amounts Paid Under Letters of Credit.

          (i) Payment by Lenders. In the event that Company shall fail for any reason to reimburse any Issuing Lender as provided in subsection 3.3B in an amount (calculated, in the case of a drawing under a Letter of Credit denominated in a currency other than Dollars, by reference to the applicable Exchange Rate) equal to the amount of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall promptly notify each other Lender having Revolving Loan Exposure of the unreimbursed amount of such honored drawing and of such other Lender's respective participation therein based on such Lender's Pro Rata Share. Each Lender having Revolving Loan Exposure shall make available to such Issuing Lender an amount equal to its respective participation, in Dollars and in same day funds, at the office of such Issuing Lender specified in such notice, not later than 12:00 Noon (Toronto time) on the first business day (under the laws of the jurisdiction in which such office of such Issuing Lender is located) after the date notified by such Issuing Lender. In the event that any Lender having Revolving Loan Exposure fails to make available to such Issuing Lender on such business day the amount of such Lender's participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by such Issuing Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of any such other Lender to recover from any Issuing Lender any amounts made available by such Lender to such Issuing Lender pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Lender in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Lender.

          (ii) Distribution to Lenders of Reimbursements Received From Company. In the event any Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any drawing honored by such Issuing Lender under a Letter of Credit issued by it, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Pro Rata Share of all payments subsequently received by such Issuing Lender from Company in reimbursement of such honored drawing when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

     D. Interest on Amounts Paid Under Letters of Credit.

          (i) Payment of Interest by Company. Company agrees to pay to each Issuing Lender, with respect to drawings honored under any Letters of Credit issued by it, interest on the amount paid by such Issuing Lender in respect of each such honored drawing from the date such drawing is honored to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to (a) for the period from the date such drawing is honored to but excluding the Reimbursement Date, the rate then in effect under this Agreement with respect to Revolving Loans that are Base Rate Loans and (b) thereafter, a rate which is (1) to the extent permitted by applicable law, 2% per annum in excess of the rate of interest otherwise payable under this Agreement with respect to Revolving Loans that are Base Rate Loans and (2) to the extent the increased rate under clause
     (1) above is not permitted by applicable law, at the interest rate otherwise payable under this Agreement with respect to Revolving Loans which are Base Rate Loans. Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 365-day or 366-day year, as the case may be, for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing under a Letter of Credit is reimbursed in full.

          (ii) Distribution of Interest Payments by Issuing Lender. Promptly upon receipt by any Issuing Lender of any payment of interest pursuant to subsection 3.3D(i) with respect to a drawing honored under a Letter of Credit issued by it, (a) such Issuing Lender shall distribute to each other Lender having Revolving Loan Exposure, out of the interest received by such Issuing Lender in respect of the period from the date such drawing is honored to but excluding the date on which such Issuing Lender is reimbursed for the amount of such drawing (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such other Lender would have been entitled to receive in respect of the letter of credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored under such Letter of Credit, and (b) in the event such Issuing Lender shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such honored drawing, such Issuing Lender shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing such other Lender's Pro Rata Share of any interest received by such Issuing Lender in respect of that portion of such honored drawing so reimbursed by other Lenders for the period from the date on which such Issuing Lender was so reimbursed by other Lenders to but excluding the date on which such portion of such honored drawing is reimbursed by Company. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

3.4  Obligations Absolute.

     The obligation of Company to reimburse each Issuing Lender for drawings honored under the Letters of Credit issued by it and to repay any Revolving Loans made by Lenders pursuant to subsection 3.3B and the obligations of Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including any of the following circumstances:

          (i) any lack of validity or enforceability of any Letter of Credit;

          (ii) the existence of any claim, set-off, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Lender or other Lender or any other Person or, in the case of a Lender, against Company, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Company or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

          (iii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) payment by the applicable Issuing Lender under any Letter of Credit against presentation of a draft or other document which does not substantially comply with the terms of such Letter of Credit;

          (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries;

          (vi) any breach of this Agreement or any other Loan Document by any party thereto;

          (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

          (viii) the fact that an Event of Default or a Potential Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Lender under the applicable Letter of Credit shall not have constituted gross negligence or willful misconduct of such Issuing Lender under the circumstances in question (as determined by a final judgment of a court of competent jurisdiction).

3.5  Indemnification; Nature of Issuing Lenders' Duties.

     A.  Indemnification.   In  addition  to  amounts  payable  as  provided  in
subsection 3.6, Company hereby agrees to protect, indemnify, pay and save harmless each Issuing Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which such Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Lender, other than as a result of (a) the gross negligence or willful misconduct of such Issuing Lender as determined by a final judgment of a court of competent jurisdiction or (b) subject to the following clause (ii), the wrongful dishonor by such Issuing Lender of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of such Issuing Lender to honor a drawing under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

     B. Nature of Issuing Lenders' Duties. As between Company and any Issuing Lender, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Lender by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Lender shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Lender, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Lender's rights or powers hereunder.

     In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by any Issuing Lender under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to Company.

     Notwithstanding anything to the contrary contained in this subsection 3.5, Company shall retain any and all rights it may have against any Issuing Lender for any liability arising solely out of the gross negligence or willful misconduct of such Issuing Lender, as determined by a final judgment of a court of competent jurisdiction.

3.6  Increased Costs and Taxes Relating to Letters of Credit.

     Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Issuing Lender or Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the date hereof, or compliance by any Issuing Lender or Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

          (i) subjects such Issuing Lender or Lender (or its applicable lending or letter of credit office) to any additional Tax (other than any addition resulting from a higher rate of, or from a change in the calculation of, income or capital tax relating to such Lender's or such Issuing Lender's income or capital in general) with respect to the issuing or maintaining of any Letters of Credit or the purchasing or maintaining of any participations therein or any other obligations under this Section 3, whether directly or by such being imposed on or suffered by any particular Issuing Lender;

          (ii) imposes, modifies or holds applicable any reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, CDIC insurance, FDIC insurance or similar requirement in respect of any Letters of Credit issued by any Issuing Lender or participations therein purchased by any Lender; or

          (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Issuing Lender or Lender (or its applicable lending or letter of credit office) regarding this Section 3 or any Letter of Credit or any participation therein;

and the result of any of the foregoing is to increase the cost to such Issuing Lender or Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Issuing Lender or Lender (or its applicable lending or letter of credit office) with respect thereto; then, in any case, Company shall promptly pay to such Issuing Lender or Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts as may be necessary to compensate such Issuing Lender or Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Issuing Lender or Lender shall deliver to Company a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Issuing Lender or Lender under this subsection 3.6, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

3.7  Existing Letters of Credit.

     Notwithstanding anything to the contrary herein, as of the Closing Date, all of the Existing Letters of Credit shall be deemed to be Letters of Credit issued hereunder and shall be subject to all of the terms and provisions of this Agreement, including all terms and provisions applicable to Letters of Credit under this Agreement. Each Lender having

Revolving Loan Exposure agrees that its obligations with respect to Letters of Credit pursuant to subsection 3.3C shall include the Existing Letters of Credit as of the Closing Date. With respect to each Existing Letter of Credit, for the period commencing on the Closing Date to and including the expiration date of any such Existing Letter of Credit, Company shall pay all fees and commissions set forth in subsection 3.2 at the times and in the manner set forth therein.

                                   SECTION 4.
                    CONDITIONS TO LOANS AND LETTERS OF CREDIT

     The obligations of Lenders to make Loans and the issuance of Letters of Credit hereunder are subject to the satisfaction of the following conditions.

4.1  Conditions to Term Loans and Initial Revolving Loans and Swing Line Loans.

     The obligations of Lenders to make the Term Loans and any Revolving Loans to be made on the Closing Date are, in addition to the conditions precedent specified in subsection 4.2, subject to prior or concurrent satisfaction of the following conditions:

     A. Loan Party Documents. On or before the Closing Date, Company shall, and shall cause each other Loan Party to, deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following with respect to Company or such Loan Party, as the case may be, each, unless otherwise noted, dated the Closing
Date:

          (i) Certified copies of the Certificate or Articles of Incorporation of such Person, together with a good standing certificate from its jurisdiction of incorporation and each other state, province or other jurisdiction in which such Person is qualified as a foreign corporation to do business and, to the extent requested by Administrative Agent or Syndication Agent a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such jurisdictions, each dated a recent date prior to the Closing Date;

          (ii) Copies of the Bylaws of such Person, Memoranda and Articles of Association or equivalent governing documents, certified as of the Closing Date by such Person's corporate secretary or an assistant secretary;

          (iii) Resolutions of the Board of Directors (and, where appropriate, of the shareholders) of such Person approving and authorizing the execution, delivery and performance of the Loan Documents and Related Agreements to which it is a party, certified as of the Closing Date by the corporate secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment;

          (iv) Signature and incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party;

          (v) Executed originals of the Loan Documents to which such Person is a party; and

          (vi) Such other documents as Syndication Agent or Administrative Agent may reasonably request.

     B. No Material Adverse Effect. Since September 30, 1997 there shall not have been (x) any adverse change, or any development involving a prospective adverse change, in or affecting the general affairs, industry, management, financial position, or results of operations of Company and its Subsidiaries taken as a whole or (y) any information submitted to Syndication Agent or Administrative Agent that proves to have been inaccurate, incomplete or misleading, and which, in the case of either clause (x) or (y), Syndication Agent or Administrative Agent, in their reasonable judgment, deem material.

     C. Corporate and Capital Structure, Ownership, Management, Etc.

          (i) Corporate Structure. The corporate structure of Company, the Plessey Entities and their respective Subsidiaries after giving effect to the Acquisition, and all the organizational documents of Company, the Plessey Entities and their respective Subsidiaries shall be reasonably satisfactory to Syndication Agent and Administrative Agent.

          (ii) Capital Structure and Ownership. The capital structure and ownership of Company and the Plessey Entities and their respective Subsidiaries, both before and after giving effect to the Acquisition and shall be as set forth on Schedule 4.1C annexed hereto.

          (iii) Management; Employment Contracts. The management structure of Company after giving effect to the Acquisition shall be as set forth on
     Schedule 4.1C annexed hereto, and Administrative Agent shall have received copies of, and shall be satisfied with the form and substance of, any and all employment contracts with senior management of Company.

     D. Related Agreements; Certificate of Designations. Syndication Agent and Administrative Agent shall have received a fully executed or conformed copy of each Related Agreement and the Certificate of Designations and any documents executed in connection with the consummation of the transactions contemplated thereby and each Related Agreement and the Certificate of Designations shall be in full force and effect and no provision thereof shall have been modified or waived in any respect reasonably determined by Syndication Agent or
Administrative Agent to be material, in each case without the consent of Administrative Agent and Syndication Agent.

     E. Matters Relating to Existing Indebtedness.

          (i)  Termination  of Existing  Credit  Agreements  and Related  Liens;
     Existing Letters of Credit. On the Closing Date, Company and its Subsidiaries shall have (a) repaid in full all Indebtedness outstanding under the Existing Credit Agreements (other than that portion of the Existing Indebtedness permitted remain outstanding hereunder as reflected on Schedule 7.1 annexed hereto), (b) terminated any commitments to lend or make other extensions of credit thereunder, (c) delivered to Administrative Agent all documents or instruments necessary to release all Liens securing Indebtedness or other obligations of Company and its Subsidiaries thereunder, and (d) made arrangements satisfactory to Syndication Agent and Administrative Agent with respect to the cancellation of any letters of credit outstanding thereunder unless permitted or the issuance of Letters of Credit to support the obligations of Company and its Subsidiaries with respect thereto.

          (ii) Existing Indebtedness to Remain Outstanding. Administrative Agent shall have received an Officers' Certificate of Company stating that, after giving effect to the transactions described in this subsection 4.1E, the Indebtedness of Loan Parties and the Plessey Entities (other than Indebtedness under the Loan Documents) shall consist of (a) approximately (pound)35,000,000 in aggregate principal amount of outstanding Indebtedness described in Part I of Schedule 7.1 annexed hereto and (b) Indebtedness in an aggregate amount not to exceed $60,000,000 in respect of Capital Leases described in Part II of Schedule 7.1 annexed hereto. The terms and conditions of all such Indebtedness shall be in form and in substance satisfactory to Administrative Agent, Syndication Agent and Requisite Lenders.

     F. Necessary Governmental Authorizations and Consents; Expiration of Waiting Periods, Etc. Company and its Subsidiaries shall have obtained all Governmental Authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the Acquisition, the other transactions contemplated by the Loan Documents and the Related Agreements, and the continued operation of the business conducted by Company, the Plessey Entities and their respective Subsidiaries in substantially the same manner as conducted prior to the consummation of the Acquisition, and each of the foregoing shall be in full force and effect, in each case other than those the failure to obtain or maintain which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Acquisition or the financing thereof. No action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

     G. Consummation of Acquisition.

          (i) The structure of the Acquisition shall be reasonably satisfactory to Syndication Agent and Administrative Agent pursuant to documentation, including, without limitation, the Acquisition Agreement, reasonably satisfactory to Syndication Agent and Administrative Agent and all conditions to the Acquisition contained in such documentation shall have been satisfied or the fulfillment of such conditions shall have been waived with the consent of Syndication Agent and Administrative Agent.

          (ii) the Acquisition Agreement shall be in full force and effect in all material respects and concurrently with the Closing Date the Acquisition shall have become effective in accordance with the terms of the Acquisition Agreement;

          (iii) The aggregate cash consideration paid to the holders of equity interests in the Plessey Entities in respect of such equity interests in connection with the Acquisition shall not exceed $225,000,000;

          (iv)   Transaction   Costs   shall   not   exceed   $15,000,000,   and
     Administrative Agent shall have received evidence to its satisfaction to such effect;

          (v) Administrative Agent shall have received an Officers' Certificate of Company to the effect set forth in clauses (i)-(iv) above and stating that Company will proceed to consummate the Acquisition immediately upon the making of the initial Loans; and

          (vi) all security interests in and Liens on the assets of the Plessey Entities shall have been terminated and released other than Permitted Encumbrances and Administrative Agent shall have received all such releases and evidence thereof as may have been requested by Administrative Agent or Syndication Agent, which releases shall be in form and substance satisfactory to Syndication Agent.

     H. Closing Date Mortgages; Closing Date Mortgage Policies; Environmental Indemnity; Etc. Administrative Agent shall have received from Company and each applicable Subsidiary Guarantor:

          (i) Closing Date Mortgages. Fully executed and notarized Mortgages, debentures or equivalent agreements reasonably satisfactory to Administrative Agent and Syndication Agent (each a "Closing Date Mortgage" and, collectively, the "Closing Date Mortgages"), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each Real Property Asset listed in Schedule 4.1H annexed hereto (each a "Closing Date Mortgaged Property" and, collectively, the "Closing Date Mortgaged Properties");

          (ii) Opinions of Local Counsel. Subject to the provisions of subsection 6.10B with respect to the Bromont Property, an opinion of counsel (which counsel shall be reasonably satisfactory to Administrative Agent) in each state, province or other jurisdiction in which a Closing
     Date Mortgaged Property is located with respect to the enforceability of the form(s) of Closing Date Mortgages to be recorded in such state, province or other jurisdiction and such other matters as Administrative Agent or Syndication Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent;

          (iii) Landlord Consents and Estoppels; Recorded Leasehold Interests. In the case of each Closing Date Mortgaged Property located in the United States of America consisting of a Leasehold Property, (a) a Landlord Consent and Estoppel with respect thereto and (b) evidence that such Leasehold Property is a Recorded Leasehold Interest;

          (iv) Title Insurance. With respect to any Closing Date Mortgaged Property located in the United States of America, (a) ALTA mortgagee title insurance policies or unconditional commitments therefor or equivalent policies or commitments reasonably satisfactory to Administrative Agent and Syndication Agent (the "Closing Date Mortgage Policies") issued by the Title Company with respect to the Closing Date Mortgaged Properties listed in Part A of
     Schedule 4.1H annexed hereto, in amounts not less than the respective amounts designated therein with respect to any particular Closing Date Mortgaged Properties, insuring fee simple title to, or a valid leasehold interest in, as the case may be, each such Closing Date Mortgaged Property vested in such Loan Party and assuring Administrative Agent that the applicable Closing Date Mortgages create valid and enforceable First Priority mortgage Liens on the respective Closing Date Mortgaged Properties encumbered thereby, subject only to a standard survey exception, which Closing Date Mortgage Policies (1) shall include an endorsement for mechanics' liens, for future advances under this Agreement and for any other matters reasonably requested by Administrative Agent or Syndication Agent and (2) shall provide for affirmative insurance and such reinsurance as Administrative Agent or Syndication Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent; and (b) evidence satisfactory to Administrative Agent and Syndication Agent that such Loan Party has (i) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Closing Date Mortgage Policies and (ii) paid to the Title Company or to the appropriate governmental authorities all expenses and premiums of the Title Company in connection with the issuance of the Closing Date Mortgage Policies and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Closing Date Mortgages in the appropriate real estate records;

          (v) Title Reports. With respect to each Closing Date Mortgaged Property listed in Part B of Schedule 4.1H annexed hereto, a title report issued by the Title Company with respect thereto (or title certificate, report on title or equivalent report with respect to any such Closing Date Mortgaged Property located outside the United States of America), dated not more than 30 days prior to the Closing Date and satisfactory in form and substance to Administrative Agent and Syndication Agent;

          (vi) Copies of Documents Relating to Title Exceptions. Copies of all recorded documents listed as exceptions to title in the Closing Date Mortgage Policies or in the title reports or title certificates delivered pursuant to subsection 4.1H(v);

          (vii) Matters Relating to U.S. Flood Hazard Properties. With respect to any Closing Date Mortgaged Property located in the United States of America, (a) evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to whether (1) any Closing Date Mortgaged Property is a Flood Hazard Property and (2) the community in which any such Flood Hazard Property is located is participating in the National Flood Insurance Program, (b) if there are any such Flood Hazard Properties, such Loan Party's written acknowledgement of receipt of written notification from Administrative Agent (1) as to the existence of each such Flood Hazard Property and (2) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (c) in the event any such Flood Hazard Property is located in a community that participates in the National Flood Insurance Program, evidence that Company has obtained flood insurance in respect of such Flood Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System;

          (viii) Real Property Taxes. Evidence satisfactory to the Administrative Agent and Syndication Agent of the payment by Company of all unpaid real property taxes due and payable as of the Closing Date in respect of Closing Date Mortgaged Properties in which Company or any of its Subsidiaries has a fee simple title or a freehold interest;

          (ix) Special U.K. Matters. Delivery to Administrative Agent of (i) the results of H.M. Land Registry clear priority searches in form 94B in favor of the Administrative Agent giving a priority period of not less than 28 days relating to Real Property Assets located in the United Kingdom owned by any Loan Party or Plessey Entity or Subsidiary thereof or (in the case of unregistered property) H.M. Land Charges Registry searches having an unexpired priority period of not less than 28 days in respect of all estate owners since the date of the root of title with any entries thereon certified as not affecting, (ii) a duly completed and signed Land Registry application form A4 for the registration of the U.K. Guarantee and Debenture together with a cheque made payable to H.M. Land Registry in respect of the registration fee, (iii) all title deeds to the property located in Wales and identified on Schedule 4.1H annexed hereto, and (iv) signed but undated Notices of Charge addressed to the landlord of each Leasehold Property of Mitel Telecom together with a duplicate thereof; and

          (x) Environmental Indemnity . If requested by Administrative Agent or Syndication Agent, an environmental indemnity agreement, satisfactory in form and substance to Administrative Agent, Syndication Agent and their respective counsel, with respect to the indemnification of Administrative Agent and Lenders for any liabilities that may be imposed on or incurred by any of them as a result of any Hazardous Materials Activity.

     I. Security Interests in Collateral. To the extent not otherwise satisfied pursuant to subsection 4.1H, each of Syndication Agent and Administrative Agent shall have received evidence satisfactory to it that Company and Subsidiary Guarantors shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (iii), (iv) and (v) below) that may be necessary or, in the opinion of Administrative Agent and Syndication Agent, desirable in order to charge or create in favor of Administrative Agent, for the benefit of Lenders, a valid and (upon such filing and recording) perfected First Priority security interest in or first ranking mortgage, hypothec or charge on the entire Collateral, subject only to Permitted Encumbrances. Such actions shall include the following:

          (i) Schedules to Collateral Documents. Delivery to Administrative Agent of accurate and complete schedules to all of the applicable Collateral Documents.

          (ii) Stock Certificates and Instruments. Delivery to Administrative Agent of (a) certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Administrative Agent) representing all capital stock pledged pursuant to the Company Master Pledge Agreement, the Subsidiary Pledge Agreements (U.S.), the U.K. Guarantee and Debenture and (b) all promissory notes (including any Intercompany

     Notes) or, to the extent required to be delivered to Administrative Agent pursuant to the terms of the Collateral Documents, other instruments (in each case duly endorsed, where appropriate, in a manner satisfactory to Administrative Agent) evidencing any Collateral;

          (iii) Lien Searches and Termination Statements. Delivery to Administrative Agent of (a) the results of a recent search by a Person satisfactory to Administrative Agent, of all effective personal property financing statements, fixture filings or other similar filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of any Loan Party, together with copies of all such filings disclosed by such search, and (b) termination statements or other discharges, as applicable, duly executed by all applicable Persons for filing in all applicable jurisdictions as may be necessary to terminate any effective personal property financing statements, fixture filings or other similar filings disclosed in such search (other than any such personal property financing statements, fixture filings or other similar flings in respect of Liens permitted to remain outstanding pursuant to the terms of this Agreement);

          (iv) Financing Statements and Fixture Filings. Delivery to Administrative Agent of personal property financing statements and, where appropriate, fixture filings, and other similar filings duly executed by each applicable Loan Party with respect to all personal and mixed property Collateral of such Loan Party, for filing in all jurisdictions as may be necessary or, in the opinion of Syndication Agent and Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Collateral Documents;

          (v) IP Collateral Filings. Delivery to Administrative Agent of all cover sheets or other documents or instruments required to be filed with the PTO, the United States Copyright Office or equivalent authorities in order to create or perfect Liens in respect of any IP Collateral; and

          (vi) Opinions of Local Counsel. Delivery to Administrative Agent of an opinion of counsel (which counsel shall be reasonably satisfactory to Syndication Agent and Administrative Agent) under the laws of each jurisdiction in which any Loan Party or any personal or mixed property Collateral is located with respect to the creation and perfection of the security interests in favor of Administrative Agent in such Collateral and such other matters governed by the laws of such jurisdiction regarding such security interests as Syndication Agent and Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to Syndication Agent and Administrative Agent.

     J. Certificates of Title. Administrative Agent shall have received a Certificate of Title produced by Slaughter and May or a Report on Title produced by Morgan Bruce relating to any interest owned by any of the Plessey Entities or any of their respective Subsidiaries in any real property located in the United Kingdom and in relation to the property located in Wales and identified on
Schedule 4.1H annexed hereto in a form reasonably satisfactory to the Administrative Agent and Syndication Agent.

     K. Environmental Reports. Administrative Agent shall have received reports and other information, in form, scope and substance satisfactory to Syndication Agent and Administrative Agent, regarding environmental matters relating to Company, the Plessey

Entities and their respective Subsidiaries and the Facilities, which reports shall include (i) a Phase I environmental assessment for each of the Facilities listed in Schedule 4.1K annexed hereto (collectively, the "Phase I Report") which (a) conforms to the ASTM Standard Practice for Environmental Site
Assessments: Phase I Environmental Site Assessment Process, E 1527, (b) was conducted by one or more environmental consulting firms reasonably satisfactory to Administrative Agent, (c) includes an assessment of asbestos-containing materials at such Facilities, and (d) includes an estimate of the reasonable worst-case cost of investigating and remediating any Hazardous Materials Activity identified in the Phase I Report as giving rise to an actual or potential violation of any Environmental Law or as presenting a material risk of giving rise to a material Environmental Claim, and (ii) a current compliance audit setting forth an assessment of Company's, each Plessey Entity's and their respective Subsidiaries' and such Facilities' current and past compliance with Environmental Laws and an estimate of the cost of rectifying any non-compliance with current Environmental Laws identified therein and the cost of compliance with reasonably anticipated future Environmental Laws identified therein.

     L. Financial Statements; Pro Forma Balance Sheet. On or before the Closing Date, Lenders shall have received from Company (i) each of the financial statements listed in clauses (i) through (iv) of subsection 5.3 and, with respect to the items listed in clauses (i) and (ii) of subsection 5.3, certified by the chief financial officer of Company that they fairly present the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and
(ii) pro forma consolidated balance sheets of Company and its Subsidiaries as at the Closing Date, reflecting the consummation of the Acquisition, the related financings and the other transactions contemplated by the Loan Documents and the Related Agreements, which pro forma financial statements shall be in form and substance satisfactory to Lenders.

     M. Financial Projections. Lenders shall have received from Company financial projections for Company and its Subsidiaries after giving effect to the Acquisition for a period of not less than six years following the Closing Date, which financial projections shall be in form and substance satisfactory to Syndication Agent and Administrative Agent.

     N. Material Contracts. All Material Contracts, licenses, permits, franchises, insurance policies and other intangible rights of Company, the Plessey Entities and their respective Subsidiaries shall be reasonably satisfactory to Syndication Agent and Administrative Agent.

     O. Solvency Assurances. On the Closing Date, Administrative Agent, Syndication Agent and Lenders shall have received (i) a letter from Houlihan, Lokey, Howard & Zukin, dated the Closing Date and addressed to Syndication
Agent, Administrative Agent and Lenders, in form and substance satisfactory to Syndication Agent and Administrative Agent and with appropriate attachments, and
(ii) a Financial Condition Certificate dated the Closing Date, substantially in the form of Exhibit XII annexed hereto and with appropriate attachments, in each case demonstrating that, after giving effect to the consummation of the Acquisition, the related financings and the other transactions contemplated by the Loan Documents and the Related Agreements, Company will be Solvent.

     P. Evidence of Insurance. Syndication Agent and Administrative Agent shall have received a certificate from Company's insurance broker or other evidence satisfactory to Syndication Agent and Administrative Agent that all insurance required to be maintained pursuant to subsection 6.4 is in full force and effect and that Administrative Agent on behalf of Lenders has been named as additional insured and/or loss payee thereunder to the extent required under subsection 6.4.

     Q.  Opinions  of  Counsel to Loan  Parties.  Lenders  and their  respective counsel shall have received (i) originally executed copies of one or more favorable written opinions of Rubin Baum Levin Constant & Friedman, special United States counsel for Loan Parties, McCarthy Tetrault, special Canadian counsel for Loan Parties, Morgan Bruce, special British counsel for Loan Parties, Lagerlof & Leman, special Swedish counsel for Loan Parties, Lang Michener, special Ontario counsel for the Loan Parties, Nigel Bennet, special Barbadian counsel for the Loan Parties, Donald G. McIntyre, general counsel to Company, and Edward J. Silberhorn, general counsel to the U.S. Loan Parties, in form and substance reasonably satisfactory to Syndication Agent, Administrative Agent and their respective counsel, dated as of the Closing Date and setting forth substantially the matters in the opinions designated in Exhibits VIII-A, VIII-B, VIII-C, VIII-D, VIII-E, VIII-F, VIII-G, and VIII-H, respectively, annexed hereto and as to such other matters as Syndication Agent and Administrative Agent acting on behalf of Lenders may reasonably request and (ii) evidence satisfactory to Syndication Agent and Administrative Agent that Company has requested such counsel to deliver such opinions to Lenders.

     R. Opinions of Syndication Agents' Counsel. Lenders shall have received originally executed copies of one or more favorable written opinions of O'Melveny & Myers LLP, counsel to Syndication Agent, dated as of the Closing Date, substantially in the form of Exhibit IX annexed hereto and as to such other matters as Syndication Agent acting on behalf of Lenders may reasonably request.

     S. Opinions of Counsel Delivered Under Related Agreements. Syndication Agent and Administrative Agent and their respective counsel shall have received copies of each of the opinions of counsel delivered to the parties under the Related Agreements, together with a letter from each such counsel (to the extent not inconsistent with such counsel's established internal policies) authorizing Lenders to rely upon such opinion to the same extent as though it were addressed to Lenders.

     T. Auditor's Letter. Administrative Agent shall have received an executed Auditor's Letter.

     U. Actuary's Letter. Administrative Agent shall have received a certified copy of the executed Actuary's Letter referred to in Schedule 5 of the Acquisition Agreement and a letter addressed to the Agents and Lenders from Company's actuary confirming the adequacy of the basis of the calculation of the Transfer Amount as provided in such Actuary's Letter, which letter shall be satisfactory to Administrative Agent and Syndication Agent.

     V. Mitel AB. Mitel AB shall have filed an application for exemption from the relevant Swedish tax authority requesting permission for Mitel AB to become a Subsidiary Guarantor and grant a charge on all its assets to Administrative
Agent for the benefit of Lenders, which application shall be in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent.

     W. Intercompany Notes. Administrative Agent and Syndication Agent shall have received original executed copies of the Discounted Note Documents and the Intergroup Loan Agreement, in each case including all Intercompany Notes issued thereunder to be pledged to the Administrative Agent pursuant to the Collateral Documents, which documents shall be in form and substance satisfactory to Administrative Agent and Syndication Agent.

     X. Fees. Company shall have paid to Administrative Agent and Syndication Agent the fees payable on the Closing Date referred to in subsection 2.3.

     Y. Representations and Warranties; Performance of Agreements. Company shall have delivered to Administrative Agent an Officers' Certificate, in form and substance satisfactory to Syndication Agent and Administrative Agent, to the effect that the representations and warranties in Section 5 hereof are true, correct and complete in all material respects on and as of the Closing Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Company shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the Closing Date except as otherwise disclosed to and agreed to in writing by Administrative Agent, Syndication Agent and Requisite Lenders.

     Z. Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Syndication Agent or Administrative Agent, acting on behalf of Lenders, and their respective counsel shall be satisfactory in form and substance to Syndication Agent and Administrative Agent and such counsel, and Syndication Agent and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Syndication Agent and Administrative Agent may reasonably request.

4.2  Conditions to All Loans.

     The obligations of Lenders to make Loans on each Funding Date are subject to the following further conditions precedent:

          A. Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing, in each case signed by the chief executive officer, the chief financial officer or the treasurer of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Administrative Agent.

          B. As of that Funding Date:

               (i) The representations and warranties contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date;

               (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute an Event of Default or a Potential Event of Default;

               (iii) Each Loan Party shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before that Funding Date;

               (iv) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it on that Funding Date;

               (v) The making of the Loans requested on such Funding Date shall not violate any law including Regulation G, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System; and

               (vi) There shall not be pending or, to the knowledge of Company, threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries that has not been disclosed by Company in writing pursuant to subsection 5.6 or
          6.1(x) prior to the making of the last preceding Loans (or, in the case of the initial Loans, prior to the execution of this Agreement), and there shall have occurred no development not so disclosed in any such action, suit, proceeding, governmental investigation or arbitration so disclosed, that, in either event, in the opinion of Administrative Agent, Syndication Agent or of Requisite Lenders, would reasonably be expected to have a Material Adverse Effect; and no injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder.

4.3  Conditions to Letters of Credit.

     The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Lender is obligated to issue such Letter of Credit) is subject to the following conditions precedent:

     A. On or before the date of issuance of the initial Letter of Credit pursuant to this Agreement, the initial Loans shall have been made.

     B. On or before the date of issuance of such Letter of Credit, Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Request for Issuance of Letter of Credit, in each case signed by the chief executive officer, the chief financial officer or the treasurer of Company or by any executive officer of Company designated by any of the above-described officers on behalf of Company in a writing delivered to Administrative Agent, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Lender may reasonably require in connection with the issuance of such Letter of Credit.

     C. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.

                                   SECTION 5.
                    COMPANY'S REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Agreement and to make the Loans, to induce Issuing Lenders to issue Letters of Credit and to induce other Lenders to purchase participations therein, Company represents and warrants to each Lender, on the date of this Agreement, on each Funding Date and on the date of issuance of each Letter of Credit, that the following statements are true, correct and complete:

5.1  Organization,   Powers,   Qualification,   Good   Standing,   Business  and
     Subsidiaries.

     A. Organization and Powers. Each Loan Party is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation as specified in Schedule 5.1 annexed hereto. Each Loan Party has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and Related Agreements to which it is a party and to carry out the transactions contemplated thereby.

     B. Qualification and Good Standing. Each Loan Party is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect.

     C. Conduct of Business. Company and its Subsidiaries are, and after giving effect to the Acquisition on the Closing Date will be, engaged only in the businesses permitted to be engaged in pursuant to subsection 7.14.

     D. Subsidiaries. The Plessey Entities and their respective Subsidiaries and the Subsidiaries of Company are each identified in Schedule 5.1 annexed hereto. The capital stock of each Plessey Entity, each Subsidiary thereof and each Subsidiary of Company identified in Schedule 5.1 annexed hereto is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock. Each Plessey Entity, each Subsidiary thereof and each Subsidiary of Company identified in Schedule 5.1 annexed hereto is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation set forth therein, has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, in each case except where failure to be so qualified or in good standing or a lack of such corporate power and authority has not had and will not have a Material Adverse Effect. Schedule
5.1 annexed hereto correctly sets forth the ownership interest of the Plessey Entities, their respective Subsidiaries and each Subsidiary of Company identified therein, both before and after giving effect to the Acquisition.

     E. Permitted Acquisitions. Company and each Subsidiary making any Permitted Acquisition shall have the corporate power to consummate such Permitted Acquisition upon the consummation thereof, on the terms set forth in any applicable purchase agreement, agreement of merger or other operative agreement. Upon the consummation of any Permitted Acquisition, such Permitted Acquisition shall have been duly authorized by all necessary action of Company and any of its Subsidiaries participating therein.

5.2  Authorization of Borrowing, etc.

     A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents and the Related Agreements have been duly authorized by all necessary corporate action on the part of each Loan Party that is a party thereto.

     B. No Conflict. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Agreements to which they are parties and the consummation of the transactions contemplated by the Loan Documents and such Related Agreements and the consummation of any Permitted Acquisition do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws (or comparable organizational documents) of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries (other than, with respect to the exercise of certain remedies under the U.K. Guarantee and Debenture, as such exercise may be affected by certain government contracts in the United Kingdom), (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which will be or have been obtained on or before the Closing Date and disclosed in writing to Lenders.

     C. Governmental Consents. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Agreements to which they are parties and the application of the proceeds of the Loans and the consummation of the transactions contemplated by the Loan Documents and such Related Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any multi-national, federal, provincial, state, municipal, local or other governmental authority or regulatory body except for such consents and approvals that have been obtained on or prior to the Closing Date. As of the Closing Date, all consents or approvals from or notice to or filing with any multi-national, federal, provincial, state, municipal, local or other (domestic or foreign) regulatory authority required to be obtained on or before such date in connection with the Acquisition or documents referred to in the previous sentence and the transactions contemplated thereby will have been accomplished in compliance in all material respects with applicable laws and regulations.

     D. Binding Obligation. Each of the Loan Documents and Related Agreements has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

5.3  Financial Condition.

     Company has heretofore delivered to Lenders, at Lenders' request, the following financial statements and information: (i) the audited consolidated balance sheets of Company and its Subsidiaries (other than the Plessey Entities and their respective Subsidiaries) as at March 28, 1997 and the related consolidated statements of income, stockholders equity and cash flows of Company and its Subsidiaries (other than the Plessey Entities and their respective Subsidiaries) for the Fiscal Year then ended, (ii) the unaudited consolidated balance sheets of Company and its Subsidiaries (other than the Plessey Entities and their respective Subsidiaries) for the period from March 28, 1997 to December 31, 1997 and the related unaudited consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries (other than the Plessey Entities and their respective Subsidiaries) for the nine months then ended, (iii) pursuant to Schedule 4.1L annexed hereto, the financial statements and financial schedules of the Plessey Entities and their respective Subsidiaries with the exception of the dormant companies set forth on such Schedule, and (iv) pursuant to Schedule 4.1L annexed hereto, the unaudited financial statements of the Plessey Entities and their respective Subsidiaries for the period from March 31, 1997 to December 31, 1997. All such statements set forth in clauses (i) and (ii) above were prepared in conformity with GAAP and all such statements set forth in clauses (iii) and (iv) above were prepared in conformity with accounting principles generally accepted in the United Kingdom or the applicable country, as the case may be, and all such statements set forth in clauses (i) and (ii) fairly present, in all material respects, the financial position of the entities described in such financial statements taken as a whole as at the respective dates thereof and the results of operations and cash flows of the entities described therein taken as a whole for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. All such statements set forth in clauses (iii) and (iv) above fairly present, in all material respects, the financial position of the entities described therein in such financial statements as at the respective dates thereof and the results of operations and cash flows of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. Company does not (and will not following the funding of the initial Loans and the consummation of the Acquisition) have any Contingent Obligation (except as set forth on Schedule 7.4 annexed hereto), contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries taken as a whole.

5.4  No Material Adverse Change; No Restricted Junior Payments.

     Since September 30, 1997 and assuming consummation of the Acquisition, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5.

5.5  Title to Properties; Liens; Real Property.

     A. Title to Properties; Liens. Each Loan Party and each Subsidiary thereof has (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under subsection
7.7. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

     B. Real Property. As of the Closing Date, Schedule 5.5 annexed hereto contains a true, accurate and complete list of (i) all fee and freehold properties of each Loan Party and its Subsidiaries and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Real Property Asset of any Loan Party, regardless of whether such Loan Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Except as specified in Schedule 5.5 annexed hereto, each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and Company does not have knowledge of any default that has occurred and is continuing thereunder, and each such agreement constitutes the legally valid and binding obligation of each applicable Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

5.6  Litigation; Adverse Facts.

     Except as set forth in Schedule 5.6 annexed hereto, there are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of Company, any Plessey Entity or any of their respective Subsidiaries) at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (including any Environmental Claims) that are pending or, to the knowledge of Company, threatened against or affecting
Company, any Plessey Entity or any of their respective Subsidiaries or any property of Company, any Plessey Entity or their respective Subsidiaries and that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of Company, any Plessey Entity or any of
their respective Subsidiaries (i) is in violation of any applicable laws (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (ii) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

5.7  Payment of Taxes.

     Except to the extent permitted by subsection 6.3, (i) all tax returns and reports of Company and its Subsidiaries and of the Plessey Entities listed on Part A of Schedule 4.1L required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Company and its Subsidiaries and such Plessey Entities and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable and (ii) to the best knowledge of Company, all tax returns and reports of the Plessey Entities listed on Part B of Schedule 4.1L required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon such Plessey Entities and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. Company knows of no proposed tax assessment against Company, any Plessey Entity or any of their respective Subsidiaries which is not being actively contested by Company, such Plessey Entity or such Subsidiary in good faith and by appropriate proceedings; provided that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

5.8  Performance  of  Agreements;   Materially  Adverse   Agreements;   Material
     Contracts.

     A. None of Company, any Plessey Entity or any of their respective Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

     B. None of Company, any Plessey Entity or any of their respective Subsidiaries is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

     C. Schedule 5.8 contains a true, correct and complete list of all the Material Contracts in effect on the Closing Date. Except as described on
Schedule 5.8, all such Material Contracts are in full force and effect and no material defaults currently exist thereunder.

5.9  Governmental Regulation.

     None of Company, any Plessey Entity or any of their respective Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

5.10 Securities Activities.

     A. None of Company, any Plessey Entity or any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

     B. Following application of the proceeds of each Loan, not more than 25% of the value of the assets (either of Company only or of Company and its Subsidiaries on a consolidated basis) subject to the provisions of subsection
7.2 or 7.7 or subject to any restriction contained in any agreement or instrument between Company and any Lender or any Affiliate of any Lender, relating to Indebtedness and within the scope of subsection 8.2, will be Margin Stock.

5.11 Employee Benefit Plans.

     A. Except as set forth in Schedule 5.11, each Loan Party and each of their respective ERISA Affiliates are in material compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each U.S. Employee Benefit Plan, and have performed all of their obligations under each U.S. Employee Benefit Plan, except where noncompliance or failure to perform could not reasonably be expected to have a Material Adverse Effect. Each Loan Party and each Subsidiary is in material compliance with all applicable provisions and requirements of relevant law with respect to each Foreign Benefit Plan, and have performed all of their obligations under each Foreign Benefit Plan, except where noncompliance or failure to perform could not reasonably be expected to have a Material Adverse Effect.

     B. Except as set forth in Schedule 5.11, (i) each U.S. Employee Benefit Plan which is intended to qualify under Section 401(a) of the Internal Revenue Code is so qualified and (ii) each Foreign Benefit Plan which is intended to qualify for beneficial tax treatment under the laws of the relevant country is so qualified.

     C. Except as set forth in Schedule 5.11, no ERISA Event and no Foreign Benefit Plan Event has occurred or is continuing in respect of which there is any outstanding liability of any Loan Party, any of its Subsidiaries or any of their respective ERISA Affiliates, except where such ERISA Event or Foreign Benefit Plan Event could not reasonably be expected to have a Material Adverse Effect. No ERISA Event or Foreign Benefit Plan Event is reasonably expected to occur.

     D. Except to the extent required under Section 4980B of the Internal Revenue Code or except as set forth in Schedule 5.11 annexed hereto, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party, any of its Subsidiaries or any of their respective ERISA Affiliates.

     E. Except as set forth on Schedule 5.11 annexed hereto, all Pension Plan contributions required under applicable law have been made, and each Pension
Plan is fully funded on an ongoing basis (including, where applicable, the making of adequate contributions to a pension insurance scheme in respect of employees covered by a Foreign Pension Plan). As of the most recent valuation date for any U.S. Pension Plan, the amount of unfunded benefit liabilities (as defined in Section 4001(a)(18) of ERISA), individually or in the aggregate for all U.S. Pension Plans (excluding for purposes of such computation any U.S. Pension Plans with respect to which assets exceed benefit liabilities), does not exceed $1,000,000. Except as set forth on Schedule 5.11 annexed hereto, no Loan Party and no Subsidiary would incur any material liability upon the termination of any Foreign Pension Plan.

     F. As of the most recent valuation date for each Multiemployer Plan for which the actuarial report is available, the potential liability of the Loan Parties, their respective Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from such Multiemployer Plan (within the meaning of Section 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, based on information available pursuant to Section 4221(e) of ERISA, does not exceed $1,000,000.

5.12 Certain Fees.

     No broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and Company hereby indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

5.13 Environmental Protection.

     Except as set forth in Schedule 5.13 annexed hereto:

          (i) no Loan Party nor any of its Subsidiaries nor any of their respective Facilities or operations are subject to any outstanding written order, consent decree or settlement agreement with any Person relating to
     (a) any Environmental Law, (b) any Environmental Claim, or (c) any Hazardous Materials Activity;

          (ii) no Loan Party nor any of its Subsidiaries has received any letter or request for information from an environmental regulatory agency with jurisdiction over any Facility investigating the potential for or existence of Releases either at the Facility or at a related off-site location.

          (iii) there are and, to Company's knowledge, have been no conditions, occurrences, or Hazardous Materials Activities which could reasonably be expected to form the basis of an Environmental Claim against any Loan Party or any of its Subsidiaries;

          (iv) Company maintains an environmental management system for its and each of its Subsidiaries' operations that demonstrates a commitment to environmental compliance and includes procedures for (a) preparing and updating written compliance manuals covering pertinent regulatory areas,
     (b) tracking changes in applicable Environmental Laws and modifying operations to comply with new requirements thereunder, (c) training employees to comply with applicable environmental requirements and updating such training as necessary, (d) performing regular internal compliance audits of each Facility and ensuring correction of any incidents of non-compliance detected by means of such audits, and (e) reviewing the compliance status of off-site waste disposal facilities; and

          (v) compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws will not, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect.

     Notwithstanding anything in this subsection 5.13 to the contrary, no event or condition has occurred or is occurring with respect to any Loan Party or any of its Subsidiaries relating to any Environmental Law, any Release of Hazardous Materials, or any Hazardous Materials Activity, including any matter disclosed on Schedule 5.13 annexed hereto, any Loan Party which individually or in the aggregate has had or could reasonably be expected to have a Material Adverse Effect.

5.14 Employee Matters.

     There is no strike or work stoppage in existence or threatened involving Company, any Plessey Entity or any of their respective Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

5.15 Solvency.

     Each Loan Party is and, upon the incurrence of any Obligations by such Loan Party on any date on which this representation is made, will be, Solvent.

5.16 Matters Relating to Collateral.

     A. Creation, Perfection and Priority of Liens. The execution and delivery of the Collateral Documents by Loan Parties, together with (i) the actions taken on or prior to the date hereof pursuant to subsections 4.1H, 4.1I, 6.8 and 6.9 and (ii) the delivery to Administrative Agent of any Pledged Collateral not delivered to Administrative Agent at the time of execution and delivery of the applicable Collateral Document (all of which Pledged Collateral has been so delivered) are effective to create in favor of Administrative Agent for the benefit of Lenders, as security for the respective Secured Obligations (as defined in the applicable Collateral Document in respect of any Collateral), a valid and (except as expressly provided in the U.K. Guarantee and Debenture) perfected First Priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than (a) the filing of any UCC financing statements or similar personal property or real property filings delivered to Administrative Agent for filing (but not yet filed), (b) the periodic filing of UCC or similar continuation statements in respect of UCC financing statements or similar filings filed by or on behalf of Administrative Agent and
(c) the actions taken after the date hereof referred to in Part A of Schedule
5.16 in respect of Collateral located in the United Kingdom.

     B. Governmental Authorizations. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Administrative Agent pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except (a) for filings or recordings contemplated by subsection 5.16A, (b) the foregoing does not apply with respect to remedies as they may be affected by certain government contracts in the United Kingdom and
(c) as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

     C. Absence of Third-Party Filings. Except such as may have been filed in favor of Administrative Agent as contemplated by subsection 5.16A, (i) no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office and (ii) no effective filing covering all or any part of the IP Collateral is on file in the PTO or the United States Copyright Office or any equivalent office or central registry in any other country.

     D. Margin Regulations. The pledge of the Pledged Collateral pursuant to the Collateral Documents does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

     E. Information Regarding Collateral. All information supplied to Administrative Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

     F. Intellectual Property. Each Loan Party and its Subsidiaries own, or are licensed to use, all Intellectual Property. Schedule 5.16 annexed hereto, as such Schedule may be modified by Company to include any patent, trademark, copyright registration and application therefor acquired or held by any such Person, lists all patents, trademark and copyright registration and applications therefor of each Loan Party and its Subsidiaries (including, each Plessey Entity and its Subsidiaries). No claim has been asserted by any Person with respect to the use of any Intellectual Property, or challenging or questioning the validity or effectiveness of any Intellectual Property and neither Company knows of any valid basis for any such claim which, in either case, could reasonably be expected to result in a Material Adverse Effect. The use of the Intellectual Property by each Loan Party and its Subsidiaries does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liability on the part of any Loan Party or any of its Subsidiaries that could reasonably be expected to result in a Material Adverse Effect. The consummation of the transactions contemplated by this Agreement will not in any material manner or to any material extent impair the ownership of (or the license to use, as the case may be) any Intellectual Property by any Loan Party or any of its Subsidiaries.

5.17     Related Agreements.

     A. Delivery of Related Agreements. Company has delivered to Lenders complete and correct copies of each Related Agreement and of all exhibits and schedules thereto.

     B. Seller's Warranties. Except to the extent otherwise set forth herein or in the schedules hereto, each of the representations and warranties given by Seller to Company or any of its Subsidiaries in the Acquisition Agreement is true and correct in all material respects as of the date hereof (or as of any earlier date to which such representation and warranty specifically relates) and will be true and correct in all material respects as of the Closing Date (or as of such earlier date, as the case may be), in each case subject to the qualifications set forth in the schedules to the Acquisition Agreement.

     C. Warranties of Company. Subject to the qualifications set forth therein, each of the representations and warranties given by Company and any of its

Subsidiaries to Seller in the Acquisition Agreement is true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing Date.

     D. Survival. Notwithstanding anything in the Acquisition Agreement to the contrary, the representations and warranties of Company set forth in subsections 5.17B and 5.17C shall, solely for purposes of this Agreement, survive the Closing Date for the benefit of Lenders.

5.18 Employment and Labor Agreements

     Except as disclosed on Schedule 5.18, there are no employment agreements covering management employees of any Loan Party or any of its Subsidiaries and there are no collective labor agreements covering any employees of any Loan Party or any of its Subsidiaries. Each Loan Party and each of its Subsidiaries is in compliance with the terms and conditions of all such collective bargaining agreements except where failure to so comply could not reasonably be expected to have a Material Adverse Effect.

5.19 Disclosure.

     No representation or warranty of any Loan Party or any of its Subsidiaries contained in the Confidential Information Memorandum or in any Loan Document or Related Agreement or in any other document, certificate or written statement furnished to Lenders by or on behalf of any Loan Party or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement (including any Permitted Acquisition) contains any untrue statement of a material fact or omits to state a material fact (known to Company, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed to be reasonable at the time made, it being recognized by Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to Company (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Lenders for use in connection with the transactions contemplated hereby.

5.20 Subsidiary Guarantors.

     A. Closing Date Subsidiary Guarantors. As of the Closing Date, each Subsidiary of Company (other than Mitel AB, Mitel Barbados, Plessey GmbH, Plessey France SA, Marconi Electronic Devices SA, PSL and MEDL) which owns assets (including receivables) with an aggregate fair market value (without netting such fair market value against any liability of such Subsidiary) in excess of $10,000,000 is party to a Guaranty.

     B. Mitel Barbados. Mitel Barbados has no assets (including receivables) other than the Discounted Notes.

                                   SECTION 6.
                         COMPANY'S AFFIRMATIVE COVENANTS

     Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1  Financial Statements and Other Reports.

     Company will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Company will deliver to Syndication Agent, Administrative Agent and
Lenders:

          (i) Monthly  Financials:  as soon as available and in any event within
     (x) 25 days after the end of each of the first two months in any Fiscal Quarter commencing with February, 1998, (y) 45 days after the end of the last month in each of the first three Fiscal Quarters in any Fiscal Year and (z) 55 days after the last month in any Fiscal Year, (a) the financial report prepared for presentation to senior management of Company and including the consolidated balance sheets of Company and its Subsidiaries as at the end of such month and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year to the extent prepared on a monthly basis, and the combined statements of revenue and cash flows for the Plessey Entities and their respective Subsidiaries, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, in each case on a consolidated basis subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such month and for the period from the beginning of the then current Fiscal Year to the end of such month;

          (ii) Quarterly Financials: as soon as available and in any event within (x) 45 days after the end of each of the first three Fiscal Quarters in any Fiscal Year and (z) 90 days after the end of the fourth Fiscal Quarter in any Fiscal Year, (a) the consolidated balance sheets of Company and its Subsidiaries and the balance sheets of the Material Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries and the statements of income and stockholders' equity of the Material Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the consolidated financial condition of Company and its Subsidiaries and the financial condition of the Material Subsidiaries as at the dates indicated and the consolidated results of its operations and consolidated cash flows of Company and its Subsidiaries and the results of operations of the Material Subsidiaries for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter;

          (iii) Year-End Financials: as soon as available and in any event within 90 days after the end of each Fiscal Year, (a) the consolidated balance sheets of Company and its Subsidiaries and the balance sheets of the Material Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income, stockholders' equity and cash flows of Company and its Subsidiaries for such Fiscal Year and the statements of income and stockholders' equity of the Material Subsidiaries, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year covered by such financial statements, all in reasonable detail and certified by the chief financial officer of Company that they fairly present, in all material respects, the consolidated financial condition of Company and its Subsidiaries and the financial condition of the Material Subsidiaries as at the dates indicated and the consolidated results of operations and consolidated cash flows of Company and its Subsidiaries and the results of operations of the Material Subsidiaries for the periods indicated, (b) a narrative report describing the operations of Company and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year, and (c) in the case of such consolidated financial statements, a report thereon of Ernst & Young or other independent certified public accountants of recognized national standing selected by Company and satisfactory to Syndication Agent and Administrative Agent, which report shall be unqualified, shall not express any doubts about the ability of Company and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Company and its Subsidiaries as at the dates indicated and the consolidated results of their operations and their consolidated cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

          (iv) Officers' and Compliance Certificates; U.S. GAAP Reconciliation: together with each delivery of financial statements of Company and its Subsidiaries pursuant to subdivisions (i), (ii) and (iii) above, (a) an Officers' Certificate of Company stating that the signers have reviewed the terms of this Agreement and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of Company and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signers do not have knowledge of the existence as at the date of such Officers' Certificate, of any condition or event that constitutes an Event of Default or Potential Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Company has taken, is taking and proposes to take with respect thereto; (b) a Compliance Certificate demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Section 7; and
     (c)with respect to subdivisions (ii) and (iii) only, a written statement of the chief accounting officer or chief financial officer of Company setting forth a reconciliation of the differences between GAAP and U.S. GAAP as applicable to such financial statements.

          (v) Reconciliation Statements: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in subsection 5.3, the consolidated financial statements of Company and its Subsidiaries delivered pursuant to subdivisions (ii), (iii) or (xiii) of this subsection 6.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then together with the first delivery of financial statements pursuant to subdivision (i),
     (ii), (iii) or (xiii) of this subsection 6.1 following such change, (a) consolidated financial statements of Company and its Subsidiaries for (y) the current Fiscal Year to the effective date of such change and (z) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) a written statement of the chief accounting officer or chief financial officer of Company setting forth the differences (including any differences that would affect any calculations relating to the financial covenants set forth in subsection 7.6) which would have resulted if such financial statements had been prepared without giving effect to such change;

          (vi) Accountants' Certification: together with each delivery of consolidated financial statements of Company and its Subsidiaries pursuant to subdivision (iii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit examination has included a review of the terms of this Agreement and the other Loan Documents as they relate to accounting matters, (b) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Potential Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Potential Event of Default that would not be disclosed in the course of their audit examination, and (c) stating that based on their audit examination nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to subdivision (iv) above is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to clause (b) of subdivision (iv) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement;

          (vii) Accountants' Reports: promptly upon receipt thereof (unless restricted by applicable professional standards), copies of all reports submitted to Company by independent certified public accountants in connection with each annual, interim or special audit of the financial statements of Company and its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

          (viii) SEC Filings and Press Releases: promptly upon their becoming available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by Company to its security holders or by any Subsidiary of Company to its security holders other than Company or another Subsidiary of Company, (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Company or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (c) all press releases and other statements made available generally by Company or any of its Subsidiaries to the public concerning material developments in the business of Company or any of its Subsidiaries;

          (ix) Events of Default, etc.: promptly upon any officer of Company obtaining knowledge (a) of any condition or event that constitutes an Event of Default or Potential Event of Default, or becoming aware that any Lender has given any notice (other than to Administrative Agent) or taken any other action with respect to a claimed Event of Default or Potential Event of Default, (b) that any Person has given any notice to Company or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2,
     (c) of any condition or event that would be required to be disclosed in a current report filed by Company with the Securities and Exchange Commission on Form 8-K (Items 1, 2, 4, 5 and 6 of such Form as in effect on the date hereof) if Company were required to file such reports under the Exchange Act, or (d) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an Officers' Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Potential Event of Default, default, event or condition, and what action Company has taken, is taking and proposes to take with respect thereto;

          (x) Litigation or Other Proceedings: promptly upon any officer of Company obtaining knowledge of (X) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting Company or any of its Subsidiaries or any property of Company or any of its Subsidiaries (collectively, "Proceedings") not previously disclosed in writing by Company to Lenders or (Y) any material development in any Proceeding that, in any case:

               (1) if adversely determined, has a reasonable possibility of giving rise to a Material Adverse Effect; or

               (2) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

     written notice thereof together with such other information as may be reasonably available to Company to enable Lenders and their counsel to evaluate such matters;

          (xi) ERISA Events: promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event or any Foreign Benefit Plan Event, a written notice specifying the nature thereof, what action Company, any of its Subsidiaries or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor, the PBGC or any other government or governmental agency with respect thereto;

          (xii) ERISA Notices: with reasonable promptness, copies of (a) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Company, any of its Subsidiaries or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each U.S. Pension Plan; (b) all notices received by Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; (c) copies of any notices received from a court, government or governmental agency with respect to a Foreign Benefit Plan Event; and (d) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Syndication Agent or Administrative Agent shall reasonably request;

          (xiii) Financial Plans: as soon as practicable and in any event no later than 55 days following the beginning of the 1999 Fiscal Year and no later than the beginning of each Fiscal Year thereafter, (a) a consolidated plan and financial forecast for such Fiscal Year (the "Financial Plan" for such Fiscal Year), including (x) a forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for such Fiscal Year, together with a pro forma Compliance Certificate for such Fiscal Year and an explanation of the assumptions on which such forecasts are based, (y) forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for each month of such Fiscal Year, together with an explanation of the assumptions on which such forecasts are based, and (z) such other information and projections as any Lender may reasonably request, and (b) a consolidated plan and financial forecast for the period commencing with such Fiscal Year and continuing through and including the 2004 Fiscal Year including annual forecasted consolidated balance sheet and forecasted consolidated statements of income and cash flows of Company and its Subsidiaries for such period.

          (xiv) Insurance: as soon as practicable and in any event by the last day of each Fiscal Year, a report in form and substance satisfactory to Syndication Agent and Administrative Agent outlining all material insurance coverage maintained as of the date of such report by Company and its Subsidiaries and all material insurance coverage planned to be maintained by Company and its Subsidiaries in the immediately succeeding Fiscal Year;

          (xv) Board of Directors: with reasonable promptness, written notice of any change in the Board of Directors of Company;

          (xvi) New Subsidiaries: promptly upon any Person becoming a Subsidiary of Company, a written notice setting forth with respect to such Person (a) the date on which such Person became a Subsidiary of Company, (b) the capitalization of such Subsidiary and ownership interest of Company and its Subsidiaries in such Subsidiary and (c) the jurisdiction of organization of such Subsidiary;

          (xvii) Material Contracts: promptly, and in any event within ten Business Days after any Material Contract of Company or any of its Subsidiaries is terminated or amended in a manner that is materially adverse to Company or such Subsidiary, as the case may be, or any new Material Contract is entered into, a written statement describing such event with copies of such material amendments or new contracts, and an explanation of any actions being taken with respect thereto;

          (xviii) Personal Property Filing Search Report: As promptly as practicable after the date of delivery to Administrative Agent of any personal property financing statement or similar filing executed by any Loan Party pursuant to subsection 4.1I(iv) or 6.8A, copies of completed personal property filing or similar filing searches evidencing the proper filing, recording and indexing of all such personal property financing statements and similar filings and listing all other effective financing statements that name such Loan Party as debtor, together with copies of all such other financing statements not previously delivered to Administrative Agent by or on behalf of Company or such Loan Party; and

          (xix) Permitted Acquisitions: As soon as practicable but in no event less than five Business Days prior to the date on which any Permitted Acquisition is consummated, (a) financial statements of the target (including any Person whose assets are to be acquired) of such Permitted Acquisition and its Subsidiaries, if any, on a consolidated or combined basis (or, if any such Permitted Acquisition is of assets, financial statements of the business operation to be acquired), in each case, to the extent available, for the most recently completed fiscal year of such target, (b) copies of all other consolidated balance sheets and consolidating balance sheets (to the extent consolidating balance sheets are available) and related statements of operations and statements of cash flows of such target and its Subsidiaries, if any, acquired in such Permitted Acquisition, that are to be delivered to Company or any of its Subsidiaries in connection with such Permitted Acquisition, (c) to the extent then available, copies of all purchase agreements, agreements of merger, letters of intent or other operative agreements entered into by
     Company or any of its Subsidiaries in connection with such Permitted Acquisition (it being understood and agreed that, to the extent such agreements or letters of intent have not been entered into at such time, copies of such agreements and letters of intent shall be delivered reasonably promptly after the execution thereof), (d) a consolidated balance sheet of Company and its Subsidiaries giving pro forma effect to such Permitted Acquisition, (e) a Compliance Certificate of Company and its Subsidiaries demonstrating pro forma compliance with the covenants contained in Section 7 after giving effect to such Permitted Acquisition,
     (f) any other information relating to such Permitted Acquisition reasonably requested by Syndication Agent or Administrative Agent.

          (xx)  Other  Information:   with  reasonable  promptness,  such  other
     information and data with respect to Company or any of its Subsidiaries as from time to time may be reasonably requested by any Lender.

6.2  Corporate Existence, etc.

     Except as permitted under subsection 7.7, Company will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business; provided, however that neither Company nor any of its Subsidiaries shall be required to preserve any such right or franchise if the Board of Directors of Company or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Company or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Company, such Subsidiary or Lenders.

6.3  Payment of Taxes and Claims; Tax Consolidation.

     A. Company will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (1) such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (2) in the case of a charge or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim.

     B. Company will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than Company or any of its Subsidiaries).

6.4  Maintenance  of  Properties;   Insurance;  Application  of  Net  Insurance/
     Condemnation Proceeds.

     A. Maintenance of Properties. Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of Company and its Subsidiaries (including all Intellectual Property) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. The Company shall cause each of its U.K. Subsidiaries to comply with the covenants set out clause 8 of the U.K. Guarantee and Debenture, whether or not such Subsidiary is party to such document.

     B. Insurance. Company will maintain or cause to be maintained, with financially sound and reputable insurers, such public liability insurance, third party property damage insurance, business interruption insurance and casualty insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of Company and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry. Without limiting the generality of the foregoing, Company will maintain or cause to be maintained (i) flood insurance with respect to each Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, in each case in compliance with any applicable regulations of the Board of Governors of the Federal Reserve System, and (ii) replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times satisfactory to Syndication Agent and Administrative Agent in their commercially reasonable judgment. Each such policy of insurance shall (a) name Administrative Agent for the benefit of Lenders as an additional insured thereunder as its interests may appear and (b) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Syndication Agent and Administrative Agent, that names Administrative Agent for the benefit of Lenders as the loss payee thereunder for any covered loss in excess of $1,000,000 and provides for at least 30 days prior written notice to Administrative Agent of any modification or cancellation of such policy (other than any such modification in respect of an insurance policy issued in the United Kingdom).

     C. Application of Net Insurance/Condemnation Proceeds.

          (i) Business Interruption Insurance. Upon receipt by Company or any of its Subsidiaries of any business interruption insurance proceeds constituting Net Insurance/Condemnation Proceeds, (a) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, Company or such Subsidiary may retain and apply such Net Insurance/Condemnation Proceeds for working capital purposes, and (b) if an Event of Default or Potential Event of Default shall have occurred and be continuing, Company shall apply an amount equal to such Net
     Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(b);

          (ii) Casualty Insurance/Condemnation Proceeds. Upon receipt by Company or any of its Subsidiaries of any Net Insurance/Condemnation Proceeds other than from business interruption insurance, (a) so long as no Event of Default or Potential Event of Default shall have occurred and be continuing and so long as the aggregate amount of Net Insurance/Condemnation Proceeds received from the Closing Date to the date of determination does not exceed $15,000,000, Company may deliver to Administrative Agent an Officers' Certificate setting forth (1) that portion of such Net
     Insurance/Condemnation Proceeds (the "Proposed Insurance Reinvestment Proceeds") that Company or such Subsidiary intends to use (or enter into a contract to use) within 180 days of such date of receipt to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received or to reinvest in Eligible Assets and (2) the proposed use of the Proposed Insurance Reinvestment Proceeds and such other information with respect to such proposed use as Syndication Agent or Administrative Agent may reasonably request, and Company shall, or shall cause one or more of its Subsidiaries to, promptly and diligently apply such Proposed Insurance Reinvestment Proceeds to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Proposed Insurance Reinvestment Proceeds were received or to reinvestment in Eligible Assets or, to the extent the Net Insurance/Condemnation Proceeds received from the Closing Date to the date of determination exceed $500,000 and are not so applied, to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(b), and (b) if an Event of Default shall have occurred and be continuing, Company shall apply an amount equal to such Net Insurance/ Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(b).

          (iii) Net Insurance/Condemnation Proceeds Received by Administrative Agent. Upon receipt by Administrative Agent of any Net Insurance/Condemnation Proceeds as loss payee, if and to the extent Company would have been required to apply such Net Insurance/Condemnation Proceeds (if it had received them directly) to prepay the Loans and/or reduce the Revolving Loan Commitments, Administrative Agent shall, and Company hereby authorizes Administrative Agent to, apply such Net

     Insurance/Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(b), and (b) to the extent the foregoing clause (a) does not apply, Administrative Agent shall deliver such Net Insurance/Condemnation Proceeds to Company, and Company shall, or shall cause one or more of its Subsidiaries to, promptly apply such Net Insurance/Condemnation Proceeds to the costs of repairing, restoring, or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received or to reinvestment in Eligible Assets; provided, however, that if at any time Syndication Agent or Administrative Agent reasonably determines (A) that Company or such Subsidiary is not proceeding diligently with such repair, restoration or replacement or (B) that such repair, restoration or replacement cannot be completed with the Net Insurance/Condemnation Proceeds then held by Administrative Agent for such purpose, together with funds otherwise available to Company for such purpose, or that such repair, restoration or replacement cannot be completed within 180 days after the receipt by Administrative Agent of such Net Insurance/Condemnation Proceeds, Administrative Agent shall, and Company hereby authorizes Administrative Agent to, apply such Net Insurance/ Condemnation Proceeds to prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) as provided in subsection 2.4B(iii)(b).

6.5  Inspection Rights; Lender Meeting.

     A. Inspection Rights. Company shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by any Lender to visit and inspect any of the properties of Company or of any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants (provided that Company may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested.

     B. Lender Meeting. Company will, upon the request of Syndication Agent, Administrative Agent or Requisite Lenders, participate in a meeting of Agent and Lenders once during each Fiscal Year to be held at Company's corporate offices (or at such other location as may be agreed to by Company and Administrative Agent) at such time as may be agreed to by Company and Administrative Agent.

6.6  Compliance with Laws, etc.

     Company shall comply, and shall cause each of its Subsidiaries and all other Persons on or occupying any Facilities to comply, with the requirements of all applicable laws, rules, regulations and orders of any governmental authority (including all Environmental Laws), noncompliance with which could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.

6.7  Environmental Review and Investigation, Disclosure, Etc.; Company's Actions
     Regarding  Hazardous  Materials   Activities,   Environmental   Claims  and
     Violations of Environmental Laws.

     A. Environmental Review and Investigation. Company agrees that Administrative Agent may, from time to time and in its reasonable discretion,
(i) retain, at Company's expense, an independent professional consultant to review any environmental audits, investigations, analyses and reports relating to Hazardous Materials prepared by or for Company and (ii) in the event (a) Administrative Agent reasonably believes that Company has breached any representation, warranty or covenant contained in subsection 5.6, 5.13, 6.6 or
6.7 or that there has been a material violation of (or is or may be a material liability under) Environmental Laws at any Facility or by Company or any of its Subsidiaries at any other location or (b) an Event of Default has occurred and is continuing, conduct its own investigation of any Facility; provided that, in the case of any Facility no longer owned, leased, operated or used by Company or any of its Subsidiaries, Company shall only be obligated to use its best efforts to obtain permission for Administrative Agent's professional consultant to conduct an investigation of such Facility. For purposes of conducting such a review and/or investigation, Company hereby grants to Administrative Agent and its agents, employees, consultants and contractors the right to enter into or onto any Facilities currently owned, leased, operated or used by Company or any of its Subsidiaries and to perform such tests on such property (including taking samples of soil, groundwater and suspected asbestos-containing materials) as are reasonably necessary in connection therewith. Any such investigation of any Facility shall be conducted, unless otherwise agreed to by Company and Administrative Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at such Facility or to cause any damage or loss to any property at such Facility. Company and Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of Administrative Agent pursuant to this subsection 6.7A will be obtained and shall be used by Administrative Agent and Lenders for the purposes of Lenders' internal credit decisions, to monitor and police the Loans and to protect Lenders' security interests, if any, created by the Loan Documents. Administrative Agent agrees to deliver a copy of any such report to Company with the understanding that Company acknowledges and agrees that (x) it will indemnify and hold harmless Administrative Agent and each Lender from any costs, losses or liabilities relating to Company's use of or reliance on such report, (y) neither Administrative Agent nor any Lender makes any representation or warranty with respect to such report, and (z) by delivering such report to Company, neither Administrative Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

     B. Environmental Disclosure. Company will deliver to Syndication Agent, Administrative Agent and Lenders:

          (i) Environmental Audits and Reports. As soon as practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Company or any of its Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any Facility which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or with respect to any Environmental Claims which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

          (ii) Notice of Certain Releases, Remedial Actions, Etc. Promptly upon the occurrence thereof, written notice describing in reasonable detail (a) any Release required to be reported to any national, regional, federal, European Union, state or local governmental or regulatory agency under any applicable Environmental Laws, (b) any remedial action taken by Company or any other Person in response to (1) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (2) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect, and (c) Company's discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Facility that could cause such Facility or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use thereof under any Environmental Laws.

          (iii) Written Communications Regarding Environmental Claims, Releases, Etc. As soon as practicable following the sending or receipt thereof by Company or any of its Subsidiaries, a copy of any and all written communications with respect to (a) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect, (b) any Release required to be reported to any national, regional, federal, European Union, state or local governmental or regulatory agency, and (c) any request for information from any governmental agency that suggests such agency is investigating whether Company or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity.

          (iv) Notice of Certain Proposed Actions Having Environmental Impact. Prompt written notice describing in reasonable detail (a) any proposed acquisition of stock, assets, or property by Company or any of its Subsidiaries that could reasonably be expected to (1) expose Company or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (2) affect the ability of Company or any of its Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (b) any proposed action to be taken by Company or any of its Subsidiaries to commence manufacturing or other industrial operations or to modify current operations in a manner that could reasonably be expected to subject Company or any of its Subsidiaries to any additional obligations or requirements under any Environmental Laws that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (v) Other Information. With reasonable promptness, such other documents and information as from time to time may be reasonably requested by Syndication Agent or Administrative Agent in relation to any matters disclosed pursuant to this subsection 6.7.

     C.   Company's   Actions   Regarding   Hazardous   Materials    Activities,
Environmental Claims and Violations of Environmental Laws.

          (i) Remedial Actions Relating to Hazardous Materials Activities. Company shall promptly undertake, and shall cause each of its Subsidiaries promptly to undertake, any and all investigations, studies, sampling, testing, abatement, cleanup, removal, remediation or other response actions necessary to remove, remediate, clean up or abate any Hazardous Materials Activity on, under or about any Facility that is in violation of any Environmental Laws or that presents a material risk of giving rise to an Environmental Claim. In the event Company or any of its Subsidiaries undertakes any such action with respect to any Hazardous Materials, Company or such Subsidiary shall conduct and complete such action in compliance with all applicable Environmental Laws and in accordance with the policies, orders and directives of all national, regional, federal, European Union, state and local governmental authorities except when, and only to the extent that, Company's or such Subsidiary's liability with respect to such Hazardous Materials Activity is being contested in good faith by Company or such Subsidiary.

          (ii) Actions with Respect to Environmental Claims and Violations of Environmental Laws. Company shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all actions necessary to (i) cure any material violation of (or liability under) applicable
     Environmental Laws by Company or its Subsidiaries and (ii) make an appropriate response to any Environmental Claim against Company or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder.

6.8 Execution of Guaranties and Personal Property Collateral Documents by Certain Subsidiaries and Future Subsidiaries.

     A. U.K. Plessey Entities. Within 60 days following the Closing Date, Company shall cause each of PSL and MEDL to (i) become a Subsidiary Guarantor and execute and deliver to Administrative Agent an accession undertaking to the U.K. Guarantee and Debenture and become a lender under the IntraGroup Loan Agreement, (ii) deliver evidence satisfactory to the Administrative Agent and Syndication Agent that such Subsidiary has complied with the provisions and procedures required by sections 155 to 158 of the Companies Act 1985 in relation thereto (including an auditor's letter addressed to the Agents and Lender in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent) and (iii) take all such further actions and execute all such further documents and instruments (including actions, documents and instruments comparable to those described in subsections 4.1I and 6.9) as may be necessary or, in the opinion of Administrative Agent or Syndication Agent, desirable to create in favor of Administrative Agent, for the benefit of Lenders, a valid and (except to the extent expressly provided in the U.K. Guarantee and Debenture) perfected First Priority Lien on all of the personal and mixed property assets of such Subsidiary described in the applicable forms of Collateral Documents; provided, however, that Company shall not be required to cause MEDL to comply with this subsection 6.8A in the event that, within 30 days of the Closing Date, either (a) MEDL is merged with PSL or Mitel Telecom with PSL or Mitel Telecom, as the case may be, being the surviving company or (b) MEDL is dissolved, its business wound-up and all of its assets distributed to Mitel Telecom.

     B. Mitel AB. Company shall, and shall cause Mitel AB, to (i) use its best efforts to obtain an exemption from the relevant Swedish tax authority to permit Mitel AB to become a Subsidiary Guarantor and grant a charge on all its assets to Administrative Agent for the benefit of Lenders and (ii) notify Administrative Agent and Syndication Agreement of any notices received by Mitel AB or its advisors in connection with such application. In the event such an exemption is granted Administrative Agent and Syndication Agent may at any time thereafter (so long as Administrative Agent and Syndication Agent shall have received the real estate appraisals pursuant to subsection 6.10A) notify Company that Mitel AB must become a Subsidiary Guarantor and execute and deliver a Subsidiary Security Agreement (Sweden) substantially in the form of Exhibit XXVII annexed hereto and must otherwise comply with the requirements set forth in subsections 6.8C and 6.9 (including paying any applicable stamp taxes in connection with the execution of any relevant Loan Documents) and Company shall thereupon cause Mitel AB to take all such actions within ten Business Days of such notice.

     C. Execution of Subsidiary Guaranty and Personal Property Collateral Documents. In addition to the provisions set forth above in subsections 6.8A and 6.8B, in the event that any Subsidiary of Company existing on the Closing Date (other than Plessey GmbH, Plessey France SA and Marconi Electronic Devices SA) that has not previously executed a Guaranty hereafter owns or acquires assets (including receivables) on a consolidated basis with an aggregate fair market value (without netting such fair market value against any liability of such Subsidiary) exceeding $10,000,000, or in the event that any Person becomes a Subsidiary of Company after the date hereof, Company will promptly notify Administrative Agent of that fact and, subject to clause (iii) below, cause such Subsidiary (i) to execute and deliver to Administrative Agent a counterpart of the Subsidiary Guaranty or, in the case such Subsidiary is a U.K. Subsidiary, an accession undertaking to the U.K. Guarantee and Debenture, in each case with such modifications thereto as may be reasonably requested by Administrative Agent or Syndication Agent (including any such changes required to comply with local law), (ii) to execute and deliver to Administrative Agent such pledge and security agreements as Administrative Agent or Syndication Agent may reasonably request and to take all such further actions and execute all such further documents and instruments (including actions, documents and instruments comparable to those described in subsection 4.1I) as may be necessary or, in the opinion of Administrative Agent or Syndication Agent, desirable to create in favor of Administrative Agent, for the benefit of Lenders, a valid and (except to the extent expressly provided in the U.K. Guarantee and Debenture) perfected First Priority Lien on all of the personal and mixed property assets of such Subsidiary described in the applicable forms of Collateral Documents and (iii) in the case of any such Subsidiary which is a U.K. Subsidiary, cause such Subsidiary to comply with the provisions of subsection 6.8A within 60 days of such Subsidiary's becoming subject to this subsection 6.8C.

6.9  Conforming  Leasehold  Interests;   Matters  Relating  to  Additional  Real
     Property Collateral.

     A. Conforming Leasehold Interests. If Company or any of its Subsidiaries acquires any Material Leasehold Property, Company shall, or shall cause such Subsidiary to, use its best efforts to cause such Leasehold Property to be a Conforming Leasehold Interest.

     B. Additional Mortgages, Etc. From and after the Closing Date, in the event that (i) Company or any Subsidiary Guarantor acquires any fee or freehold interest in real property or any Material Leasehold Property or (ii) at the time any Person becomes a Subsidiary Guarantor, such Person owns or holds any fee or freehold interest in real property or any Material Leasehold Property, in either case excluding any such Real Property Asset the encumbrancing of which requires the consent of any applicable lessor or (in the case of clause (ii) above) then-existing senior lienholder, where Company and its Subsidiaries are unable to obtain such lessor's or senior lienholder's consent (any such non-excluded Real Property Asset described in the foregoing clause (i) or (ii) being an "Additional Mortgaged Property"), Company or such Subsidiary Guarantor shall deliver to Administrative Agent, as soon as practicable after such Person acquires such Additional Mortgaged Property or becomes a Subsidiary Guarantor, as the case may be, the following:

          (i) Additional Mortgage. A fully executed and notarized Mortgage or equivalent document reasonably acceptable to Administrative Agent and Syndication Agent (an "Additional Mortgage"), in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering the interest of such Loan Party in such Additional Mortgaged Property;

          (ii) Opinions of Counsel. (a) A favorable opinion of counsel to such Loan Party, in form and substance satisfactory to Administrative Agent and Syndication Agent and their respected counsel, as to the due authorization, execution and delivery by such Loan Party of such Additional Mortgage and such other matters as Administrative Agent or Syndication Agent may reasonably request, and (b) if required by Administrative Agent or Syndication Agent, an opinion of counsel (which counsel shall be reasonably satisfactory to Administrative Agent and Syndication Agent) in the state, province or other relevant jurisdiction in which such Additional Mortgaged Property is located with respect to the enforceability of the form of Additional Mortgage to be recorded in such state, province or other relevant jurisdiction and such other matters (including any matters governed by the laws of such state, province or other relevant jurisdiction regarding personal property security interests in respect of any Collateral) as Administrative Agent or Syndication Agent may reasonably request, in each case in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent;

          (iii) Landlord Consent and Estoppel; Recorded Leasehold Interest. In the case of an Additional Mortgaged Property consisting of a Leasehold Property, (a) a Landlord Consent and Estoppel and (b) evidence that such Leasehold Property is a Recorded Leasehold Interest;

          (iv) Title Insurance. With respect to such Additional Mortgaged Property located in the United States of America, (a) if required by Administrative Agent or Syndication Agent, an ALTA mortgagee title insurance policy or an unconditional commitment therefor or an equivalent policy or commitment therefor satisfactory to Administrative Agent and Syndication Agent) (an "Additional Mortgage Policy") issued by the Title Company with respect to such Additional Mortgaged Property, in an amount satisfactory to Administrative Agent and Syndication Agent, insuring fee simple title to, or a valid leasehold interest in, such Additional Mortgaged Property vested in such Loan Party and assuring Administrative Agent and Syndication Agent that such Additional Mortgage creates a valid and enforceable First Priority mortgage Lien on such Additional Mortgaged Property, subject only to a standard survey exception, which Additional Mortgage Policy (1) shall include an endorsement for mechanics' liens, for future advances under this Agreement and for any other matters reasonably requested by Administrative Agent or Syndication Agent and (2) shall provide for affirmative insurance and such reinsurance as
     Administrative Agent or Syndication Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to Administrative Agent and Syndication Agent; and (b) evidence satisfactory to Administrative Agent and Syndication Agent that such Loan Party has (i) delivered to the Title Company all certificates and affidavits required by the Title Company in connection with the issuance of the Additional Mortgage Policy and (ii) paid to the Title Company or to the appropriate governmental authorities all expenses and premiums of the Title Company in connection with the issuance of the Additional Mortgage Policy and all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Additional Mortgage in the appropriate real estate records;

          (v) Title Report. If no Additional Mortgage Policy is required with respect to such Additional Mortgaged Property, a title report issued by the Title Company or (or title certificate, report on title or equivalent report with respect to any Additional Mortgaged Property located outside the United States of America) thereto, dated not more than 30 days prior to the date such Additional Mortgage is to be recorded and satisfactory in form and substance to Administrative Agent and Syndication Agent;

          (vi) Copies of Documents Relating to Title Exceptions. Copies of all recorded documents listed as exceptions to title or otherwise referred to in the Additional Mortgage Policy or title report delivered pursuant to clause (v) or (vi) above;

          (vii) Matters Relating to U.S. Flood Hazard Properties. To the extent such Additional Mortgaged Property is located in the United States of America, (a) evidence, which may be in the form of a letter from an insurance broker or a municipal engineer, as to (1) whether such Additional Mortgaged Property is a Flood Hazard Property and (2) if so, whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, (b) if such Additional Mortgaged Property is a Flood Hazard Property, such Loan Party's written acknowledgement of receipt of written notification from Administrative Agent and Syndication Agent (1) that such Additional Mortgaged Property is a Flood Hazard Property and (2) as to whether the community in which such Flood Hazard Property is located is participating in the National Flood Insurance Program, and (c) in the event such Additional Mortgaged Property is a Flood Hazard Property that is located in a community that participates in the National Flood Insurance Program, evidence that Company has obtained flood insurance in respect of such Flood Hazard Property to the extent required under the applicable regulations of the Board of Governors of the Federal Reserve System;

          (viii) Real Property Taxes. Evidence satisfactory to the Administrative Agent and Syndication Agent of the payment by such Subsidiary Guarantor with respect to such Additional Mortgaged Property of all unpaid real property taxes due and payable as of the date of the applicable Additional Mortgage;

          (ix) Special U.K. Matters. Delivery to Administrative Agent of (i) the results of H.M. Land Registry clear priority searches in form 94D in favor of the Administrative Agent giving a priority period of not less than 28 days relating to Real Property Assets of any such Subsidiary Guarantor located in the United Kingdom or (in the case of unregistered property) H.M. Land Charges Registry searches having an unexpired priority period of not less than 18 days in respect of all estate owners since the date of the root of title with any entries thereon certified as not affecting, (ii) a duly completed and signed Land Registry application form A4 for the registration of the U.K. Guarantee and Debenture together with a cheque made payable to H.M. Land Registry in respect of the registration fee,
     (iii) all title deeds to any Additional Mortgaged Property located in the United Kingdom, (iv) signed but undated Notices of Charge addressed to the landlord of each Leasehold Property of any such Subsidiary Guarantor located in the United Kingdom, together with a duplicate thereof; and

          (x) Environmental Audit. If required by Administrative Agent or Syndication Agent, reports and other information, in form, scope and substance satisfactory to Administrative Agent and Syndication Agent and prepared by environmental consultants satisfactory to Administrative Agent and Syndication Agent, concerning any environmental hazards or liabilities to which Company or any of its Subsidiaries may be subject with respect to such Additional Mortgaged Property.

     C. Real Estate Appraisals. Company shall, and shall cause each of its Subsidiaries to, permit an independent real estate appraiser satisfactory to Administrative Agent and Syndication Agent, upon reasonable notice, to visit and inspect any Additional Mortgaged Property for the purpose of preparing an appraisal of such Additional Mortgaged Property satisfying the requirements of any applicable laws and regulations (in each case to the extent required under such laws and regulations as determined by Administrative Agent and Syndication Agent in its discretion).

6.10 Certain Post-Closing Matters.

     A. Real Estate Appraisals. Within 60 days following the Closing Date, Administrative Agent shall have received appraisals concerning the Closing Date
Mortgaged  Properties,   the  properties  located  at  Swindon (England), and
Plymouth (England) as more particularly described on Schedule 5.5 and any other Real Estate Assets of Company or any of its Subsidiaries reasonably requested by Administrative Agent or Syndication Agent on or before the Closing Date, in each case from one or more independent real estate appraisers reasonably satisfactory to Syndication Agent and Administrative Agent, in form, scope and substance satisfactory to Syndication Agent and Administrative Agent and satisfying the requirements of any applicable laws and regulations, in each case to the extent required under such laws and regulations as determined by Administrative Agent in its discretion.

     B. Bromont. Within 30 days following the Closing Date, Company shall take such actions and deliver to Administrative Agent such items as Administrative Agent or Syndication Agent may reasonably request to ensure that Administrative Agent has a First Priority Lien on all immovable property of Company located in the Province of Quebec including the delivery to Administrative Agent of (i) a title opinion from McCarthy Tetrault with respect to the Bromont property located in the Province of Quebec as identified on Schedule 4.1H annexed hereto (the "Bromont Property") (such title opinion to indicate that

Company is the owner of the Bromont Property free and clear of any Liens (other than Permitted Encumbrances) and that the Deed of Hypothec executed and delivered by Company on the Closing Date substantially in the form of Exhibit XVI annexed hereto is a valid First Priority Lien on the Bromont Property) and
(ii) a complete certificate of location, in each case in form and substance satisfactory to Administrative Agent and Syndication Agent.

     C. Lincoln. Within 30 days following the Closing Date, Company shall cause legal and beneficial ownership of the property located at Lincoln, England, as more specifically described on Schedule 5.5 annexed hereto, to vest in PSL.

     D. Scotts Valley. Within 60 days following the Closing Date, Administrative Agent shall have received each of the items described in subsection 4.1H with respect to the property of Mitel Semiconductor Americas Inc. (formerly known as GEC Plessey Semiconductors Inc.) located in Scotts Valley as identified on
Schedule 4.1H annexed hereto.

     E. Discounted Notes. In the event Mitel Barbados receives any payments on redemption of any Discounted Note, Company shall ensure that Mitel Barbados applies the total amount of such payments (net of costs and applicable taxes) to either (i) subscribe for additional Discounted Notes within 24 hours of such repayment or (ii) make a dividend payment to Company within two Business Days of such receipt; it being understood that such net payments may be applied under clauses (i) and (ii) in such proportions as Mitel Barbados may determine.

     F. NatWest Letter of Credit.  Within ten Business Days of the Closing Date,
(i) Company shall have terminated any commitment to lend under, and repaid all outstanding Indebtedness under, the credit facility between National Westminster Bank and PSL and (ii) the CIBC Letter of Credit shall have expired or been terminated and all Liens on any collateral securing Company's repayment obligations with respect thereto shall have been released and terminated.

6.11 Interest Rate Protection.

     At all times after the date which is 30 days after the Closing Date, Company shall maintain in effect one or more Interest Rate Agreements with respect to the Loans, each such Interest Rate Agreement to be for a term and in form and substance reasonably satisfactory to Syndication Agent and Administrative Agent, which Interest Rate Agreements shall effectively limit the Unadjusted Eurodollar Rate Component (as hereinafter defined) of the interest costs to Company with respect to an aggregate notional principal amount of not less than 50% of the aggregate principal amount of the Term Loans outstanding from time to time (based on the assumption that such notional principal amount was a Eurodollar Rate Loan with an Interest Period of three months) to a rate equal to not more than 7.5% per annum. For purposes of this subsection 6.10, the term "Unadjusted Eurodollar Rate Component" means that component of the interest costs to Company in respect of a Eurodollar Rate Loan that is based upon the rate obtained pursuant to the first two paragraphs of the definition of Adjusted Eurodollar Rate.

                                   SECTION 7.
                          COMPANY'S NEGATIVE COVENANTS

     Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations and the cancellation or expiration of all Letters of Credit, unless Requisite Lenders shall otherwise give prior written consent, Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7.

7.1  Indebtedness.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (i) Company may become and remain liable with respect to the Obligations;

          (ii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

          (iii) Company and its Subsidiaries may become and remain liable with respect to Indebtedness in respect of Capital Leases in an aggregate amount not to exceed $60,000,000 at any time outstanding; provided that such maximum amount shall be increased by $5,000,000 on each anniversary of the Closing Date;

          (iv) Company may become and remain liable with respect to Indebtedness to any of its wholly-owned Subsidiaries, and any wholly-owned Subsidiary of Company may become and remain liable with respect to Indebtedness to Company or any other wholly-owned Subsidiary of Company; provided that (a) all such intercompany Indebtedness shall be evidenced by promissory notes (each, an "Intercompany Note"), (b) all such intercompany Indebtedness owed by Company to any of its Subsidiaries shall be subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement, and (c) any payment by any Subsidiary of Company under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any intercompany Indebtedness owed by such Subsidiary to Company or to any of its Subsidiaries for whose benefit such payment is made;

          (v) Company and its Subsidiaries, as applicable, may remain liable with respect to Indebtedness described in Schedule 7.1 annexed hereto;

          (vi) Company and its Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed $20,000,000 at any time outstanding.

7.2  Liens and Related Matters.

     A. Prohibition on Liens. Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind
(including   any  document  or  instrument  in  respect  of  goods  or  accounts receivable) of Company or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any State or under any similar recording or notice statute, except:

          (i)  Permitted Encumbrances;

          (ii) Liens granted pursuant to the Collateral Documents;

          (iii) Liens described in Schedule 7.2 annexed hereto;

          (iv) Liens on cash deposits at CIBC securing the Company's obligations under the CIBC Letter of Credit pursuant to subsection 7.4(x); and

          (v) Other Liens securing Indebtedness in an aggregate amount not to exceed $10,000,000 at any time outstanding.

     B. Equitable Lien in Favor of Lenders. If Company or any of its Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of subsection 7.2A, it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided that, notwithstanding the foregoing, this covenant shall not be construed as a consent by Requisite Lenders to the creation or assumption of any such Lien not permitted by the provisions of subsection 7.2A.

     C. No Further Negative Pledges. Except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale, neither Company nor any of its Subsidiaries shall enter into any agreement (other than any agreement prohibiting only the creation of Liens securing Subordinated Indebtedness) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

     D. No Restrictions on Subsidiary Distributions to Company or Other Subsidiaries. Except as provided herein, Company will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company.

7.3  Investments; Joint Ventures.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture, except:

          (i) Company and its Subsidiaries may make and own Investments in Cash Equivalents;

          (ii) Company and its Subsidiaries may (a) continue to own the Investments owned by them as of the Closing Date in any Subsidiaries of Company, (b) make and maintain Investments in any Subsidiary Guarantor from and after the Closing Date and (c) make Investments in Immaterial
     Subsidiaries from and after the Closing Date in an aggregate cumulative amount not to exceed $5,000,000; provided, however, that to the extent any such Immaterial Subsidiary becomes a Subsidiary Guarantor after or as a result of any such Investment under this clause (c), the amount of all Investments in such Immaterial Subsidiary pursuant to this subsection 7.3(ii) shall not then be counted towards the foregoing $5,000,000 limitation;

          (iii) Company and its Subsidiaries may make intercompany loans to the extent permitted under subsection 7.1(iv);

          (iv) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted by subsection 7.8;

          (v) Company and its Subsidiaries may continue to own the Investments owned by them and described in Schedule 7.3 annexed hereto; and

          (vi) Company and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed at any time $10,000,000.

7.4  Contingent Obligations.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

          (i) Subsidiaries of Company may become and remain liable with respect to Contingent Obligations in respect of the Guaranties;

          (ii) Company may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit;

          (iii) Company may become and remain liable with respect to Contingent Obligations under Interest Rate Agreements required under subsection 6.11 in an aggregate notional amount not to exceed the principal amount of the Term Loans at any time outstanding; provided that Company shall not enter into any Interest Rate Agreement for the purposes of arbitrage or speculation;

          (iv) Company may become and remain liable with respect to Contingent Obligations under Currency Agreements entered into in the ordinary course of

     Company's business and designed to hedge against fluctuations in currency values; provided that (a) Company shall not enter into any such Currency Agreement with a term in excess of 24 months and (b) the aggregate notional principal amount outstanding at any date of determination under all such Currency Agreements shall not exceed $500,000,000; it being understood and agreed that Company shall not enter into any Currency Agreement for the purposes of arbitrage or speculation;

          (v) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations incurred in connection with Asset Sales or other sales of assets;

          (vi) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations under guarantees in the ordinary course of business of the obligations of suppliers, customers, franchisees and licensees of Company and its Subsidiaries in an aggregate amount not to exceed at any time $10,000,000;

          (vii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of any Indebtedness of Company or any of its Subsidiaries permitted by subsection 7.1(vi);

          (viii) Company and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of surety bonds for business communications systems bids to install PBX systems in an aggregate amount not to exceed at any time $30,000,000;

          (ix) Company and its Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule 7.4 annexed hereto, it being understood and agreed that any Interest Rate Agreements or Currency Agreements listed on such Schedule shall be included in the calculations contained in subsections 7.4(iii) and 7.4(iv), as applicable;

          (x) during the 14-day period next succeeding the Closing Date, Company may become and remain liable with respect to the Contingent Obligations in respect of the CIBC Letter of Credit;

          (xi) Company may become and remain liable with respect to a guaranty of the obligations of PSL pursuant to that certain Capital Lease in respect of the property located at Plymouth, England; provided that Company's aggregate liability under such guaranty at any time outstanding shall not exceed $17,000,000; and

          (xii) Company and its Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided that the maximum aggregate liability, contingent or otherwise, of Company and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $10,000,000.

7.5  Restricted Junior Payments.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; provided that so long as no Event of Default or Potential Event of Default shall have occurred and be continuing or shall be caused thereby, Company may (a) make scheduled dividend payments to the holders of the Company Preferred Stock pursuant to the terms of the Company Certificate of Designations in an aggregate amount not to exceed Cdn$3,250,000 in any Fiscal Year (b) make scheduled repurchases of shares of Company Preferred Stock pursuant to the Company Certificate of Designations for an aggregate consideration not to exceed Cdn$2,250,000 in any Fiscal Year, and (c) may redeem or repurchase options to purchase shares of Company's common stock granted to Company's employees in lieu of such employees exercising such options.

7.6  Financial Covenants.

     A. Minimum Interest  Coverage Ratio.  Company shall not permit the ratio of
(i) Consolidated Adjusted EBITDA to (ii) Consolidated Interest Expense as measured on the last day of each Fiscal Quarter (the "Reference Date"), commencing with the last day of the first Fiscal Quarter of Fiscal Year 1999, for any four Fiscal Quarter period ending on any Reference Date, to be less than the correlative ratio applicable below:

================================================================================
                                                      Minimum
                                                      Interest
    Reference Date                                 Coverage Ratio
================================================================================
First Fiscal Quarter 1999                             4.50:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 1999                            4.75:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 1999                             5.00:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 1999                            5.00:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2000                             7.00:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2000                            7.00:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2000                             7.00:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2000                            7.00:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2001                            10.00:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2001                           10.00:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2001                            10.00:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2001                           10.00:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2002                            10.00:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2002                           10.00:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2002                            10.00:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2002                           10.00:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2003                            10.00:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2003                           10.00:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2003                            10.00:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2003                           10.00:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2004                            10.00:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2004                           10.00:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2004                            10.00:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2004                           10.00:1.00
================================================================================

     B. Minimum Fixed Charge Coverage Ratio. Company shall not permit the ratio of (i) Consolidated Adjusted EBITDA to (ii) Consolidated Fixed Charges as measured on the last day of each Fiscal Quarter (the "Reference Date"), commencing with the last day of the first Fiscal Quarter of Fiscal Year 1999, for any four Fiscal Quarter period ending on any Reference Date, to be less than the correlative ratio applicable below:

================================================================================
                                                      Minimum
                                                    Fixed Charge
     Reference Date                                Coverage Ratio
================================================================================
First Fiscal Quarter 1999                             1.05:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 1999                            1.05:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 1999                             1.05:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 1999                            1.05:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2000                             1.10:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2000                            1.10:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2000                             1.10:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2000                            1.10:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2001                             1.20:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2001                            1.20:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2001                             1.20:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2001                            1.20:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2002                             1.25:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2002                            1.25:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2002                             1.25:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2002                            1.25:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2003                             1.25:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2003                            1.25:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2003                             1.25:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2003                            1.25:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2004                             1.25:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2004                            1.25:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2004                             1.25:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2004                            1.25:1.00
================================================================================

     C. Maximum Leverage Ratio. Company shall not permit the Consolidated Leverage Ratio as measured on the last day of each Fiscal Quarter (the "Reference Date"), commencing with the last day of the first Fiscal Quarter of Fiscal Year 1999, for any four Fiscal Quarter period ending on any Reference Date, to exceed the correlative ratio applicable below:

================================================================================
                                                      Maximum
    Reference Date                                 Leverage Ratio
================================================================================
First Fiscal Quarter 1999                             2.60:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 1999                            2.40:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 1999                             2.30:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 1999                            2.10:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2000                             1.50:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2000                            1.50:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2000                             1.50:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2000                            1.50:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2001                             1.00:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2001                            1.00:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2001                             1.00:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2001                            1.00:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2002                             1.00:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2002                            1.00:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2002                             1.00:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2002                            1.00:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2003                             1.00:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2003                            1.00:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2003                             1.00:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2003                            1.00:1.00
--------------------------------------------------------------------------------
First Fiscal Quarter 2004                             1.00:1.00
--------------------------------------------------------------------------------
Second Fiscal Quarter 2004                            1.00:1.00
--------------------------------------------------------------------------------
Third Fiscal Quarter 2004                             1.00:1.00
--------------------------------------------------------------------------------
Fourth Fiscal Quarter 2004                            1.00:1.00
================================================================================

     D. Minimum Consolidated Net Worth. Company shall not permit Consolidated Net Worth at any time during any Fiscal Quarter commencing with the first Fiscal Quarter of the 1999 Fiscal Year to be less than the sum of (i) Consolidated Net Worth as of the last day of the next preceding Fiscal Quarter plus (ii) 75% of Consolidated Net Income during such Fiscal Quarter.

7.7  Restriction on Fundamental Changes; Asset Sales and Acquisitions.

     Company shall not, and shall not permit any of its Subsidiaries to, alter the corporate, capital or legal structure of Company or any of its Subsidiaries, or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease or sub-lease (as lessor or sublessor), transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of, or operating unit, business unit or technology unit of any Person, except:

          (i) (a) any Subsidiary of Company may be merged with or into Company or any wholly-owned Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to Company or any wholly-owned Subsidiary Guarantor; provided that, in the case of such a merger, Company or such wholly-owned Subsidiary Guarantor shall be the continuing or surviving corporation and (b) any Immaterial Subsidiary of Company may be merged with or into any wholly-owned Immaterial Subsidiary of Company, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to any wholly-owned Immaterial Subsidiary;

          (ii) Company and its Subsidiaries may make Consolidated Capital Expenditures permitted under subsection 7.8;

          (iii) Company and its Subsidiaries may dispose of obsolete, worn out or surplus property in the ordinary course of business;

          (iv) Company and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales; provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof;

          (v) so long as no Event of Default has occurred and is continuing or would be caused thereby, Company and its Subsidiaries may consummate the Acquisition and may make Permitted Acquisitions; provided that Company shall comply with any requirements set forth herein (including under subsection 6.1(xviii)) and, to the extent such Permitted Acquisition is of the equity interest of any Person, such Person shall be a Subsidiary of Company upon giving effect to such Permitted Acquisition or shall be merged with and into Company or one of its Subsidiaries within two days of the consummation of such Permitted Acquisition; provided further that, notwithstanding anything in the foregoing to the contrary, (a) during the 180 day period following the Closing Date, Company and its Subsidiaries may not make (1) more than two Permitted Acquisitions and (2) any Permitted Acquisition in one or a series of related transactions if (x) the aggregate purchase price of such Permitted Acquisition exceeds $50,000,000 or (y) the aggregate purchase price of all such Permitted Acquisitions during such 180 day period exceeds $75,000,000; and (b) from and after the 181st day following the Closing Date, Company and its Subsidiaries shall not make any Permitted Acquisition in one or a series of related transactions if (A) the aggregate purchase price of such Permitted Acquisition exceeds $25,000,000 or (B) the aggregate purchase price of all such Permitted Acquisitions since such 181st day exceeds $35,000,000; and

          (vi) subject to subsection 7.13 and so long as no Event of Default has occurred and is continuing or would be caused thereby, (a) PSL may make Asset Sales in respect of the property and business located in Lincoln, England as more fully described on Schedule 5.5 annexed hereto, (b) Company and its Subsidiaries may make Asset Sales in connection with the closing of offices of Company and its Subsidiaries which offices were made redundant to the business of Company and its Subsidiaries as a result of the Acquisition as determined by the Board of Directors of Company and (c) Company and its Subsidiaries may make other Asset Sales of assets having a fair market value not in excess of $25,000,000; provided that (x) the consideration received for any assets in the foregoing clauses (a) through
     (c) above shall be in an amount at least equal to the fair market value thereof; (y) the sole consideration received shall be cash; and (z) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a).

7.8  Consolidated Capital Expenditures.

     Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount in excess of the corresponding amount set forth below opposite such Fiscal Year (the "Target Amount"); provided that if the aggregate amount of Consolidated Capital Expenditures for the immediately preceding Fiscal Year (commencing with the 1999 Fiscal Year) is less than the Target Amount for such immediately preceding Fiscal Year, then 50% of the sum of (i) the Target Amount for such immediately preceding Fiscal Year (as adjusted pursuant to this subsection 7.8) minus (ii) the Consolidated Capital Expenditures for such immediately preceding Fiscal Year, shall be added to the Target Amount for the current Fiscal Year:

         ===========================================================
                                                Maximum
                Fiscal Year                  Consolidated
                                                Capital
                                             Expenditures
         ===========================================================
                   1999                      $110,000,000
         -----------------------------------------------------------
                   2000                      $130,000,000
         -----------------------------------------------------------
                   2001                      $135,000,000
         -----------------------------------------------------------
                   2002                      $145,000,000
         -----------------------------------------------------------
                   2003                      $160,000,000
         -----------------------------------------------------------
                   2004                      $175,000,000
         ===========================================================

7.9  Restriction on Operating Leases.

     Company shall not, and shall not permit any of its Subsidiaries to, become liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any Operating Lease (other than intercompany leases between Company and its wholly owned Subsidiaries), unless, immediately after giving effect to the incurrence of liability with respect to such Operating Lease, the Consolidated Rental Payments at the time in effect during the then current Fiscal Year shall not exceed $20,000,000.

7.10 Sales and Lease-Backs.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which Company or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Company or any of its Subsidiaries) or (ii) which Company or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Company or any of its Subsidiaries to any Person (other than Company or any of its Subsidiaries) in connection with such lease; provided, however, that Mitel Telecom may become and remain liable as lessee with respect to (a) sales and lease-back transactions with respect to assets with a fair market value not to exceed (pound)2,500,000 in the aggregate for any Fiscal Year for the purpose of acquiring such assets and (b) sales and lease-back transactions in existence on the Closing Date and set forth on
Schedule 7.10 annexed hereto.

7.11 Sale or Discount of Receivables.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

7.12 Transactions with Shareholders and Affiliates.

     Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Company or with any Affiliate of Company or of any such holder, on terms that are less favorable to Company or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction shall not apply to (i) any transaction between Company and any of its wholly-owned Subsidiaries or between any of its wholly-owned Subsidiaries or (ii) reasonable and customary fees paid to members of the Boards of Directors of Company and its Subsidiaries.

7.13 Disposal of Subsidiary Stock.

     Except for any sale of 100% of the capital stock or other equity Securities of any of its Subsidiaries in compliance with the provisions of subsection 7.7(v), Company shall not:

          (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries, except to qualify directors if required by applicable law; or

          (ii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries (including such Subsidiary), except to Company, another Subsidiary of Company, or to qualify directors if required by applicable law.

7.14 Conduct of Business.

     From and after the Closing Date, Company shall not, and shall not permit any of its Subsidiaries to, engage in any business other than the businesses engaged in by Company and its Subsidiaries on the Closing Date and similar or related businesses.

7.15 Amendments or Waivers of Related Agreements; Amendments of Documents Relating to Subordinated Indebtedness.

     A. Amendments or Waivers of Related Agreements. Neither Company nor any of its Subsidiaries will agree to any material amendment to, or waive any of its material rights under, any Related Agreement or the Company Certificate of Designation after the Closing Date without in each case obtaining the prior written consent of Requisite Lenders to such amendment or waiver.

     B. Amendments of Documents Relating to Subordinated Indebtedness. Company shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to increase the interest rate on such Subordinated Indebtedness, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to Company or Lenders.

7.16 Fiscal Year

     Company shall not change its Fiscal Year-end from the last Friday in March.

                                   SECTION 8.
                                EVENTS OF DEFAULT

     If any of the following conditions or events ("Events of Default") shall occur:

8.1  Failure to Make Payments When Due.

     Failure by Company to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; failure by Company to pay when due any amount payable to an Issuing Lender in reimbursement of any drawing under a Letter of Credit; failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement within three days after the date due; or failure by Company to pay any amount when due under any Lender Hedge Agreement; or

8.2  Default in Other Agreements.

     (i) Failure of Company or any of its Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in subsection 8.1) or Contingent Obligations in an individual principal amount of $500,000 or more or with an aggregate principal amount of $750,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by Company or any of its Subsidiaries with respect to any other material term of
(a) one or more items of Indebtedness or Contingent Obligations in the individual or aggregate principal amounts referred to in clause (i) above or (b) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness or Contingent Obligation(s), if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

8.3  Breach of Certain Covenants.

     Failure of Company to perform or comply with any term or condition contained in subsection 2.5 or 6.2 or Section 7 of this Agreement; or

8.4  Breach of Warranty.

     Any representation, warranty, certification or other statement made by Company or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by Company or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

8.5  Other Defaults Under Loan Documents.

     Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 8, and such default shall not have been remedied or waived within 30 days after the earlier of (i) an officer of Company or such Loan Party becoming aware of such default or (ii) receipt by Company and such Loan Party of notice from Syndication Agent, Administrative Agent or any Lender of such default; or

8.6  Involuntary Bankruptcy; Appointment of Receiver, etc.

     (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Company or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against Company or any of its Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Company or any of its Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Company or any of its Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Company or any of its Subsidiaries, and any such event described in this clause (ii) shall continue for 60 days unless dismissed, bonded or discharged; or (iii) a petition is presented or meeting convened or application made for the purpose of appointing an administrator or for the making of an administration order in respect of any U.K. Subsidiary; or

8.7  Voluntary Bankruptcy; Appointment of Receiver, etc.

     (i) Company or any of its Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property (or, in the case of any U.K. Subsidiary, shall be deemed to be unable to pay its debts as they fall due for the purpose of section 123(1) of the Insolvency Act 1986 of the United Kingdom as in effect from time to time (on the basis that the words (a) "in a sum exceeding (pounds)750" are deemed replaced in section 123(1) by the words "in a sum exceeding $500,000" and (b) "proved to the satisfaction of the court" are deemed omitted from section 123(1)(e)); or Company or any of its Subsidiaries shall make any assignment for the benefit of creditors; or (ii) Company or any of its Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of Company or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

8.8  Judgments and Attachments.

     Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $1,000,000 or (ii) in the aggregate at any time an amount in excess of $2,500,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance company has acknowledged coverage) shall be entered or filed against Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, undisputed (in the case of a writ in the United Kingdom), unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

8.9  Dissolution.

     Any order, judgment or decree shall be entered against Company or any of its Subsidiaries decreeing the dissolution or split up of Company or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

8.10 Employee Benefit Plans.

     There shall occur one or more ERISA Events or Foreign Benefit Plan Events which individually or in the aggregate results in liability of Company, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $1,000,000 during the term of this Agreement; or there shall exist, as of any valuation date for a Pension Plan, an excess of the actuarial present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Pension Plan for funding purposes) of benefit liabilities, whether or not vested, over the fair market value of the assets of such Pension Plan (for a U.S. Pension Plan, the "amount of unfunded benefit liabilities" as defined in Section 4001(a)(18) of ERISA); for a Foreign Pension Plan, the amount of benefit liabilities for which assets have not been placed in trust or adequate contributions made to a pension insurance scheme in respect of employees covered by such Foreign Pension Plan), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which there is no such excess) which exceeds $5,000,000; or

8.11 Material Adverse Effect.

     Any event or change shall occur that has caused or evidences, either in any case or in the aggregate a Material Adverse Effect; or

8.12 Change in Control.

     Either (i) any Person or any two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act), directly or indirectly, of Securities of Company (or other Securities convertible into such Securities) representing 35% or more of the combined voting power of all Securities of Company entitled to vote in the election of directors, other than Securities having such power only by reason of the happening of a contingency, or (ii) at any point during any period of two consecutive years, individuals who at the beginning of such period constituted Company's Board of Directors (together with any new member of the Board of Directors whose election by Company's Board of Directors or whose nomination for election by Company's stockholders was approved by a vote of a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; or

8.13 Invalidity of Guaranties; Failure of Security; Repudiation of Obligations.

     At any time after the execution and delivery thereof, (i) any Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void, (ii) any Collateral Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or Administrative Agent shall not have or shall cease to have a valid and perfected First Priority Lien in any Collateral purported to be covered thereby, in each case for any reason other than the failure of Administrative Agent or any Lender to take any action within its control, or (iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Loan Document to which it is a party; or

8.14 Failure to Consummate Acquisition.

     The Acquisition shall not be consummated in accordance with this Agreement and the applicable Related Agreements concurrently with the making of the initial Loans, or the Acquisition shall be unwound, reversed or otherwise rescinded in whole or in part for any reason; or

8.15 Amendment of Certain Documents of Company.

     Company shall agree to any material amendment to, or waive any of its material rights under, or otherwise change any material terms of, any of the Acquisition Agreement or the Company Certificate of Designations, in each case as in effect on the Closing Date, in a manner adverse to Company or any of its Subsidiaries or to Lenders without the prior written consent of Syndication Agent, Administrative Agent and Requisite Lenders.

THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit), and (c) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, Administrative Agent shall, upon the written request or with the written consent of Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan, the obligation of Administrative Agent to issue any Letter of Credit and the right of any Lender to issue any Letter of Credit hereunder shall thereupon terminate; provided that the foregoing shall not affect in any way the obligations of Lenders under subsection 3.3C(i) or the obligations of Lenders to purchase participations in any unpaid Swing Line Loans as provided in subsection 2.1A(iv).

     Notwithstanding anything contained in the second preceding paragraph, if at any time within 60 days after an acceleration of the Loans pursuant to clause
(ii) of such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Potential Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Potential Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders and are not intended, directly or indirectly, to benefit Company, and such provisions shall not at any time be construed so as to grant Company the right to require Lenders to rescind or annul any acceleration hereunder or to preclude Administrative Agent or Lenders from exercising any of the rights or remedies available to them under any of the Loan Documents, even if the conditions set forth in this paragraph are met.

     Notwithstanding anything herein to the contrary, upon the occurrence of an Event of Default, Company hereby acknowledges that it shall then be indebted to, and shall be obligated to pay to Administrative Agent, as a separate and absolute obligation, (i) all unpaid principal amount of and accrued interest on the Loans, (ii) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding, (iii) all other Obligations and (iv) all amounts owing under or in respect of any Lender Hedge Agreement. Administrative Agent shall distribute such proceeds among the Lenders and the Lender Counterparties in accordance with the provisions of subsection 2.4D.

     Upon the payment in full of all Obligations, Administrative Agent shall exercise, or refrain from exercising, any remedies provided for in this Section 8 with respect to the Guaranties and Collateral Documents in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Lender Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Hedge Agreement) under all Lender Hedge Agreements with all Lenders.

                                   SECTION 9.
                                     AGENTS

9.1  Appointment.

     A. Appointment of Agents. GSCP is hereby appointed Syndication Agent hereunder, and each Lender hereby authorizes Syndication Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. CIBC is hereby appointed Administrative Agent hereunder and under the other Loan Documents and each Lender hereby authorizes Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Each Lender Counterparty hereby appoints Administrative Agent to act as its agent under the Guaranties and Collateral Documents. Each Agent hereby agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of Agents and Lenders and Company shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company or any of its Subsidiaries. Syndication Agent, without consent of or notice to any party hereto, may assign any and all of its rights or obligations hereunder to any of its Affiliates.

     B. Appointment of Supplemental Collateral Agents. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "Supplemental Collateral Agent" and collectively as "Supplemental Collateral Agents").

     In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Administrative Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 9 and of subsections 10.2 and
10.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

     Should any instrument in writing from Company or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Company shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent.

9.2  Powers and Duties; General Immunity.

     A. Powers; Duties Specified. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to such Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. Each Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. No Agent shall have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

     B. No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by any Agent to Lenders or by or on behalf of Company to any Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Company or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit

Usage or the component amounts thereof.

     C. Exculpatory Provisions. None of the Agents nor any of their officers, partners, directors, respective employees or agents shall be liable to Lenders for any action taken or omitted by any Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent's gross negligence or willful misconduct. Each Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until such Agent shall have received instructions in respect thereof from Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6) and, upon receipt of such instructions from Requisite Lenders (or such other Lenders, as the case may be), such Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) each Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against any Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6).

     D. Agent Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Any Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Company for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

9.3  Representations   and  Warranties;   No  Responsibility  For  Appraisal  of
     Creditworthiness.

     Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Company and its Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Company and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

9.4  Right to Indemnity.

     Each  Lender,  in  proportion  to its Pro Rata Share,  severally  agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Loan Documents; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. Upon payment in full of the Obligations, Administrative Agent may request indemnity from the Lender Counterparties and cease, or not commence, to do any acts under any Guaranty or Collateral Document until such indemnity is furnished.

9.5  Successor Agent.

     A. Successor Agent An Agent may resign at any time by giving 30 days' prior written notice thereof to Lenders and Company, and Administrative Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Company and Administrative Agent and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days' notice to Company, to appoint a successor Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent and the retiring or removed Administrative Agent shall be discharged from its duties and obligations under this Agreement and shall promptly (i) transfer to such successor Administrative Agent all sums, securities and other items of Collateral held under any Collateral Document, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Administrative Agent under any Collateral Document, and (ii) execute and deliver to such successor Administrative Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Administrative Agent of the security interests created thereunder, whereupon such retiring or removed Administrative Agent shall be discharged from its duties and obligations under the Collateral Documents. After any retiring or removed Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

     B. Successor Swing Line Lender. Any resignation or removal of Administrative Agent pursuant to subsection 9.5A shall also constitute the resignation or removal of CIBC or its successor as Swing Line Lender, and any successor Administrative Agent appointed pursuant to subsection 9.5A shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event
(i) Company shall prepay any outstanding Swing Line Loans made by the retiring or removed Administrative Agent in its capacity as Swing Line Lender, (ii) upon such prepayment, the retiring or removed Administrative Agent and Swing Line
Lender shall surrender any Swing Line Note held by it to Company for cancellation, and (iii) if so requested by the successor Administrative Agent and Swing Line Lender in accordance with subsection 2.1E, Company shall issue a new Swing Line Note to the successor Administrative Agent and Swing Line Lender substantially in the form of Exhibit VI-B annexed hereto, in the principal amount of the Swing Line Loan Commitment then in effect and with other appropriate insertions.

9.6  Collateral Documents and Guaranties.

     Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to enter into each Collateral Document as secured party and to be the agent for and representative of Lenders under the Guaranties, and each Lender agrees to be bound by the terms of each Collateral Document and each Guaranty; provided that Administrative Agent shall not (i) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document or Guaranty or (ii) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6); provided further, however, that, without further written consent or authorization from Lenders, Administrative Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6) have otherwise consented or (b) release any Subsidiary Guarantor from any Guaranty if all of the capital stock of such Subsidiary Guarantor is sold to any Person (other than an Affiliate of Company) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6) have otherwise consented. Anything contained in any of the Loan Documents to the contrary notwithstanding, Company, Administrative Agent and each Lender hereby agree that
(X) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce any Guaranty, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and the Guaranties may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof, and (Y) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale.

     Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders and in connection with the CIBC Letter of Credit, to enter into that certain Subordination and Postponement Agreement dated as of the Closing Date by and among Administrative Agent, GSCP, as a Lender, Company and CIBC.

                                   SECTION 10.
                                  MISCELLANEOUS

10.1 Assignments and Participations in Loans and Letters of Credit.

     A. General. Subject to subsection 10.1B, each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee, or (ii) sell participations to any Person in, all or any part of its Commitments or any Loan or Loans made by it or its Letters of Credit or participations therein or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment, transfer or participation shall, without the consent of Company, require Company to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided, further that no such sale, assignment or transfer described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii); provided, further that no such sale, assignment, transfer or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation; and provided, further that, anything contained herein to the contrary notwithstanding, the Swing Line Loan Commitment and the Swing Line Loans of Swing Line Lender may not be sold, assigned or transferred as described in clause (i) above to any Person other than a successor Administrative Agent and Swing Line Lender to the extent contemplated by subsection 9.5. Except as otherwise provided in this subsection 10.1, no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein, or the other Obligations owed to such Lender. In the case of a sale, assignment or transfer by a Lender of all or any part of its Commitments or any Loan or Loans made by it or its Letters of Credit or participations therein or any other interest herein or in any other Obligation owed to such Lender to any Person as provided in subsection 10.1A or 10.1B, such Person shall be entitled to receive no greater amount pursuant to subsection 2.7, on a cumulative basis, than the Lender that sold, assigned or transferred such Commitments, Loan or Loans, Letters of Credit or participations therein, or such other interest herein or in any other such Obligations owed to such Person.

     B. Assignments.

          (i) Amounts and Terms of Assignments. Each Commitment, Loan, Letter of Credit or participation therein, or other Obligation may (a) be assigned in any amount to another Lender, or to an Affiliate of the assigning Lender or another Lender, with the giving of notice to Company and with the consent of Administrative Agent (which consent shall not be unreasonably withheld or delayed) or (b) be assigned in an aggregate amount of not less than $5,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit and participations therein, and other Obligations of the assigning Lender) to any other Eligible Assignee with the giving of notice to Company and with the consent of Administrative Agent (which consent shall not be unreasonably withheld or delayed); provided, however that assignments by GSCP in accordance with either clause (a) or (b) above may be made without the consent of Administrative Agent, upon the giving of notice to Company and Administrative Agent. To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, Letters of Credit or participations therein, or other Obligations or the portion thereof so assigned; provided however, that any such obligation shall be and remain the same obligation of Company. The parties to each such assignment shall execute and deliver to Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing and recordation fee of $1,000 in the case of assignments pursuant to clause (a) above and assignments by GSCP or CIBC and $2,500 in the case of all other assignments. Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under subsection 10.9B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto; provided that, anything contained in any of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Lender with respect to any outstanding Letters of Credit such Lender shall continue to have all rights and obligations of an Issuing Lender with respect to such Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of any Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes, if any, to Administrative Agent for cancellation, and thereupon new Notes shall, if so requested by the assignee and/or the assigning Lender in accordance with subsection 2.1E, be issued to the assignee and/or to the assigning Lender, substantially in the form of Exhibit IV, Exhibit V or Exhibit VI annexed hereto, as the case may be, with appropriate insertions, to reflect the new Commitments and/or outstanding Tranche A Term Loans and/or AXELs Series B, as the case may be, of the assignee and/or the assigning Lender.

          (ii) Acceptance by Administrative Agent; Recordation in Register. Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing and recordation fee referred to in subsection 10.1B(i) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Administrative Agent pursuant to subsection 2.7B(iii)(a), Administrative Agent shall, if Administrative Agent has consented to the assignment evidenced thereby to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Administrative Agent to such assignment),
     (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Company. Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

     C. Participations. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the scheduled final maturity date of any Loan allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest payable on any Loan allocated to such participation, and all amounts payable by Company hereunder (including amounts payable to such Lender pursuant to subsections 2.6D, 2.7 and 3.6) shall be determined as if such Lender had not sold such participation. Company and each Lender hereby acknowledge and agree that, solely for purposes of subsections 10.4 and 10.5,
(a) any participation will give rise to a direct obligation of Company to the participant and (b) the participant shall be considered to be a "Lender".

     D. Assignments to Federal Reserve Banks. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 10.1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; provided that (i) no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

     E. Information. Each Lender may furnish any information concerning Company and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 10.19.

     F. Representations of Lenders. Each Lender listed on the signature pages hereof hereby represents and warrants (i) that it is an Eligible Assignee described in clause (A) of the definition thereof; (ii) that it has experience and expertise in the making of loans such as the Loans; and (iii) that it will make its Loans for its own account in the ordinary course of its business and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this subsection 10.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control). Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree that the representations and warranties of such Lender contained in Section 2(c) of such Assignment Agreement are incorporated herein by this reference.

10.2 Expenses.

     Whether or not the transactions contemplated hereby shall be consummated, Company agrees to pay promptly (i) all the actual and reasonable costs and expenses of preparation of the Loan Documents and any consents, amendments, waivers or other modifications thereto; (ii) all the costs of furnishing all opinions by counsel for Company (including any opinions requested by Lenders as to any legal matters arising hereunder) and of Company's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements; (iii) the reasonable fees, expenses and disbursements of counsel to Syndication Agent and counsel to Administrative Agent (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Company; (iv) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Administrative Agent on behalf of Lenders pursuant to any Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses and disbursements of counsel to Syndication Agent and counsel to Administrative Agent and of counsel providing any opinions that Syndication Agent, Administrative Agent or Requisite Lenders may request in respect of the Collateral Documents or the Liens created pursuant thereto; (v) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any auditors, accountants or appraisers and any environmental or other consultants, advisors and agents employed or retained by Syndication Agent or Administrative Agent and their respective counsel) of obtaining and reviewing any appraisals provided for under subsection 4.1J or 6.9C and any environmental audits or reports provided for under subsection 4.1L or 6.9B(viii); (vi) the custody or preservation of any of the Collateral; (vii) all other actual and reasonable costs and expenses incurred by Syndication Agent or Administrative Agent in connection with the syndication of the Commitments and the negotiation, preparation and execution of the Loan Documents and any consents, amendments, waivers or other modifications thereto and the transactions contemplated thereby; and (viii) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Syndication Agent, Administrative Agent and Lenders in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents by reason of such Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of any Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

10.3 Indemnity.

     In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, Company agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless Agents and Lenders, and the officers, partners, trustees, directors, employees, agents and affiliates of Agents and Lenders (collectively called the "Indemnitees"), from and against any and all Indemnified Liabilities (as hereinafter defined); provided that Company shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction.

     As used herein, "Indemnified Liabilities" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the Related Agreements or the transactions contemplated hereby or thereby (including Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds thereof or the issuance of Letters of Credit hereunder or the use or intended use of any thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of any Guaranty), (ii) the statements contained in the commitment letter delivered by any Lender to Company with respect thereto, or (iii) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Company or any of its Subsidiaries.

     To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this subsection 10.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

10.4 Set-Off; Security Interest in Deposit Accounts.

     In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by Company at any time or from time to time, without notice to Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender to or for the credit or the account of Company against and on account of the obligations and liabilities of Company to that Lender under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Company hereby further grants to Syndication Agent, Administrative Agent and each Lender a security interest in all deposits and accounts maintained with Administrative Agent or such Lender as security for the Obligations.

10.5 Ratable Sharing.

     Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate Amounts Due" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify Administrative Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

10.6 Amendments and Waivers.

     A. No amendment, modification, termination or waiver of any provision of the Loan Documents, or consent to any departure by Company therefrom, shall in any event be effective without the written concurrence of Requisite Lenders; provided that no such amendment, modification, termination, waiver or consent shall, without the consent of each Lender (with Obligations directly affected in the case of the following clause (i)): (i) extend the scheduled final maturity of any Loan or Note, or waive, reduce or postpone any scheduled repayment set forth in subsection 2.4A, or extend the stated expiration date of any Letter of Credit beyond the Revolving Loan Commitment Termination Date, or reduce the rate of interest on any Loan (other than any waiver of any increase in the interest rate applicable to any Loan pursuant to subsection 2.2E) or any commitment fees or letter of credit fees payable hereunder, or extend the time for payment of any such interest or fees, or reduce the principal amount of any Loan or any reimbursement obligation in respect of any Letter of Credit, (ii) amend, modify, terminate or waive any provision of this subsection 10.6, (iii) reduce the percentage specified in the definition of "Requisite Lenders" (it being understood that, with the consent of Requisite Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of "Requisite Lenders" on substantially the same basis as the Tranche A Term Loan Commitments, the Tranche A Term Loans, AXEL Series B Commitments, the AXELs Series B, the Revolving Loan Commitments and the Revolving Loans are included on the Closing Date), (iv) release all or substantially all of the Collateral or all or substantially all the Subsidiaries from any Guaranty, except as expressly provided in the Loan Documents, or (v) consent to the assignment or transfer by Company of any of its rights and obligations under this Agreement; provided, further that no such amendment, modification, termination or waiver shall (1) increase the Commitments of any Lender over the amount thereof then in effect, or extend the duration thereof, without the consent of such Lender (it being understood that no amendment, modification or waiver of any condition precedent, covenant, Potential Event of Default or Event of Default shall constitute an increase or extension in the Commitment of any Lender, and that no increase in the available portion of any Commitment of any Lender shall constitute an increase in such Commitment of such Lender); (2) amend the definition of "Requisite Class Lenders" without the consent of Requisite Class Lenders of each Class, or alter the required application of any repayments or prepayments as between Classes pursuant to subsection 2.4B(iv) without the consent of Requisite Class Lenders of each Class which is being allocated a lesser repayment or prepayment as a result thereof (although Requisite Lenders may waive, in whole or in part, any mandatory prepayment so long as the application, as between Classes, of any portion of such prepayment which is still required to be made is not altered); (3) amend, modify, terminate or waive any obligation of Lenders relating to the purchase of participations in Letters of Credit as provided in subsection 3.1C without the written concurrence of Administrative Agent and of each Issuing Lender which has a Letter of Credit then outstanding or which has not been reimbursed for a drawing under a Letter of Credit issued it; (4) amend, modify, terminate or waive any provision of Section 9 as the same applies to any Agent, or any other provision of this Agreement as the same applies to the rights or obligations of any Agent, in each case without the consent of such Agent; or (5) amend, modify, terminate or waive any provision of subsection 2.1A(iv) or any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans, in each case without the consent of Swing Line Lender.

     B. Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Company in any case shall entitle Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by Company, on Company.

10.7 Independence of Covenants.

     All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Potential Event of Default if such action is taken or condition exists.

10.8 Notices.

     Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Syndication Agent or Administrative Agent shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or (i) as to Company and Administrative Agent, such other address as shall be designated by such Person in a written notice delivered to the other parties hereto and (ii) as to each other party, such other address as shall be designated by such party in a written notice delivered to Administrative Agent.

10.9 Survival of Representations, Warranties and Agreements.

     A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

     B. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Company set forth in subsections 2.6D, 2.7, 3.5A, 3.6, 10.2, 10.3 and 10.4 and the agreements of Lenders set forth in subsections 9.2C, 9.4 and 10.5 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn thereunder, and the termination of this Agreement.

10.10 Failure or Indulgence Not Waiver; Remedies Cumulative.

     No failure or delay on the part of Administrative Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.11 Marshalling; Payments Set Aside.

     Neither Administrative Agent nor any Lender shall be under any obligation to marshal any assets in favor of Company or any other party or against or in payment of any or all of the Obligations. To the extent that Company makes a payment or payments to Administrative Agent or Lenders (or to Administrative Agent for the benefit of Lenders), or Administrative Agent or Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.12 Severability.

     In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.13 Obligations Several; Independent Nature of Lenders' Rights.

     The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.14 Headings.

     Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.15 Applicable Law.

     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

10.16 Successors and Assigns.

     This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders (it being understood that Lenders' rights of assignment are subject to subsection 10.1). Neither Company's rights or obligations hereunder nor any interest therein may be assigned or delegated by Company without the prior written consent of all Lenders.

10.17 Consent to Jurisdiction and Service of Process.

     ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, COMPANY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

          (I)   ACCEPTS   GENERALLY   AND   UNCONDITIONALLY   THE   NONEXCLUSIVE
     JURISDICTION AND VENUE OF SUCH COURTS;

          (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

          (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8;

          (IV)  AGREES  THAT  SERVICE  AS  PROVIDED  IN  CLAUSE  (III)  ABOVE IS
     SUFFICIENT  TO  CONFER  PERSONAL  JURISDICTION  OVER  COMPANY  IN ANY  SUCH
     PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

          (V) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

          (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

10.18 Waiver of Jury Trial.

     EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 10.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

10.19 Confidentiality.

     Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by Company in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with prudent lending or investing practices, it being understood and agreed by Company that in any event a Lender may make disclosures to Affiliates of such Lender or disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participations therein or by any direct or indirect contractual counterparties (or the professional advisors thereto) in swap agreements (provided that such swap counterparties and advisors are advised of and agree to be bound by the provisions of this subsection 10.19) or disclosures required or requested by any governmental agency or representative thereof or by the National Association of Insurance Commissioners or pursuant to legal process; provided that, unless specifically prohibited by applicable law or court order, each Lender shall notify Company of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further that in no event shall any Lender be obligated or required to return any materials furnished by Company or any of its Subsidiaries.

10.20 Judgment Currency.

     (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in any currency (the "Original Currency" into another currency (the "Other Currency"), the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the Original Currency with the Other Currency on the Business Day immediately preceding the day on which any such judgment, or any relevant part thereof, is paid or otherwise satisfied.

     (b) The obligations of Company in respect of any sum due from it to the Lenders hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Other Currency the Administrative Agent may in accordance with normal banking procedures purchase the Original Currency with the Other Currency; if the Original Currency so purchased is less than the sum originally due to the Lenders in the Original Currency, Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Lenders against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due to the Lenders in the Original Currency, the Lenders shall remit such excess to Company.

10.21 Counterparts; Effectiveness.

     This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

10.22 Supremacy of Credit Agreement.

     If and to the extent there are conflicts or inconsistencies between the provisions of this Agreement and any of the provisions of any other Loan Document, this Agreement shall prevail, except that (a) nothing in this clause shall be deemed, or serve, to limit or impair the obligations of Company or any other Loan Party with respect to the creation, attachment, perfection or preservation of any security interest (or local law equivalent in the relevant jurisdictions); and (b) the provisions of the Guaranties will prevail to the extent provided for therein.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                 COMPANY:

                              MITEL CORPORATION


                              By: ______________________________________________
                              Title: ___________________________________________

                              Notice Address:

                                      Mitel Corporation
                                      350 Leggett Drive
                                      Kanata, Ontario
                                      CANADA  K2K 1X3
                                      Attention: Donald G. McIntyre
                                      Telephone: (613) 592-2122
                                      Telecopy:  (613) 592-4784

                 LENDERS:

                             CANADIAN IMPERIAL BANK OF COMMERCE,
                             individually and as Administrative Agent



                             By:
                                -----------------------------------------------
                             Name:
                             Title:


                             Notice Address:

                             Canadian Imperial Bank of Commerce
                             Commerce Court West, 7th Floor
                             199 Bay Street
                             Toronto, Ontario M5L 1A2
                             Attention: Warren Lobo
                                        Agent Loan Underwriting and Distribution
                                        Group
                             Telephone: (416) 980-4412
                             Telecopy:  (416) 980-5151

                             GOLDMAN SACHS CREDIT PARTNERS L.P.,
                             individually and as Syndication Agent



                             By:
                                ------------------------------------------------
                                Authorized Signatory


                             Notice Address:

                             Goldman Sachs Credit Partners L.P.
                             c/o Goldman, Sachs & Co.
                             85 Broad Street
                             New York, New York 10004
                             Attention: Stephen King
                             Telephone: 212-902-8123
                             Telecopy:  212-357-3000

                             with a copy to:

                             Goldman Sachs Credit Partners L.P.
                             c/o Goldman, Sachs & Co.
                             85 Broad Street
                             New York, New York  10004
                             Attention: John Makrinos
                             Telephone: 212-902-5977
                             Telecopy:  212-357-4597

                             GOLDMAN SACHS CANADA CREDIT
                             PARTNERS CO.



                             By:
                                ------------------------------------------------
                                Authorized Signatory


                             Notice Address:

                             Goldman Sachs Canada Credit Partners Co.
                             150 King Street, Suite 1201,
                             Toronto,
                             Ontario, M5H 1J9
                             Attention: Megan Sweeting
                             Telephone: 416-343-8827
                             Telecopy:  416-343-8750

                             with a copy to:

                             Goldman Sachs Credit Partners Co.
                             c/o Goldman, Sachs & Co.
                             85 Broad Street
                             New York, New York 10004
                             Attention: John Makrinos
                             Telephone: 212-902-5977
                             Telecopy:  212-357-4597